U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

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DYNARESOURCE, INC.
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DYNARESOURCE, INC.

The URBAN TOWERS
222 W. LAS COLINAS BLVD. / Suite 744 EAST TOWER
Las Colinas / Irving, TX.  75039
(972) 868-9066 / Fax:  868-9067
(866) 980-3962 / E-Mail:  info@dynaresource.com
Web Site:  www.dynaresource.com

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

DATE OF NOTICE:   DECEMBER 9, 2011

DATE OF MEETING:   DECEMBER 27, 2011

SOLICITATION AND REVOCABILITY OF PROXIES

This Proxy Statement is provided in connection with the solicitation of proxies by the Board of Directors of DYNARESOURCE, INC., a Delaware Corporation (the “Company”); for use at the Annual Meeting of Shareholders of the Company to be held on DECEMBER 27, 2011.  This Annual Meeting of Shareholders as set forth below is being held for the purpose(s) described in the accompanying Notice of the Annual Meeting of Shareholders, and any adjournment(s) thereof.  The mailing of these proxy materials is to be made during the second week of December, 2011.  The RECORD DATE for determining Voting Rights is December 9, 2011.

Any and All Shareholders of DynaResource, Inc. retain the unconditional right to revoke his Proxy, at any time prior to the Voting thereof, either in Person at the Annual Meeting, or by giving Written Notice of such Revocation to the Company, addressed to Mr. K.D. DIEPHOLZ, Chairman / CEO, C/O DynaResource, Inc., 222 W. LAS COLINAS BLVD., Suite 744 East Tower, Las Colinas / Irving, TX.  75039.  No such Revocation shall be Effective until such notice of Revocation has been received by the Company, and prior to the Annual Meeting.

If the Proxy in the accompanying form is properly executed and not revoked, the shares represented by the Proxy will be voted in accordance with the Elections SET FORTH THEREON.  If No Elections are Made on the Proposals given, the shares represented by the Proxy will be voted FOR the Proposals listed in “Purpose of Annual Meeting / VOTING MATTERS” (below), of this Proxy Statement.  Shares represented by Proxies NOT RECEIVED by the Company at the time of Annual Meeting will NOT be voted.  Common Shares Owned may be voted by delivering the elections page(s) to the Company, in person, or by mail, or by fax to the Company at (972) 868-9067.

The cost of preparing, printing, assembling, and mailing the Notice of the Annual Meeting of Shareholders and this Proxy Statement, and the cost of forwarding material to beneficial owners of Common Stock, will be paid by the Company.

MEETING PLACE AND TIME

The Annual Meeting for DynaResource, Inc. will be held in the Amphitheatre Room of the Four Seasons Resort and Club, 4001 N. MacArthur, Las Colinas / Irving, Texas 75039;  at 3:00 PM (CST.) on Tuesday, December 27, 2011.  The Meeting will continue until completed.

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PURPOSE OF ANNUAL MEETING / VOTING MATTERS

MR. K.D. Diepholz, Chairman / CEO of the Company, holds 1,000 Preferred Shares of the Company, which allows Mr. Diepholz to Elect a Majority of the Company’s Board of Directors.  Mr. Diepholz is electing the following to the Board.

CHAIRMAN:    KD DIEPHOLZ                                           DIRECTOR:    CHARLES SMITH

The Shareholder meeting is being held in order that the Common Shareholders to Consider and Act upon the following Matters:

1.	To Elect a Third member to the Board of Directors of the Company for the Period ending December 31, 2012.

The Current Directors of the Company are described in the December 9, 2011 Proxy Statement, “Management”.  An Election FOR will Elect to the Board of Directors Melvin Tidwell, who is currently serving the Company as Director, for the period ending December 31, 2012.

          DIRECTOR:   MELVIN TIDWELL

          FOR    [           ]       AGAINST    [           ]

2.
To amend the Certificate of Incorporation of the Company in order to increase the number of Authorized shares of Common stock from the currently authorized 12,500,000 shares to 25,000,000 shares (the "Amendment");

With regard to PROPOSAL 2, The INCREASE IN AUTHORIZED SHARES OF COMMON STOCK TO 25,000,000 SHARES; the Company provides the following comments:

Overview

The Board of Directors has adopted and we are seeking a majority of the Stockholders to approve an amendment to our Certificate of Incorporation (as amended, the "Certificate of Incorporation") to increase the total number of authorized shares of common stock of the Company from 12,500,000 shares to 25,000,000 shares (the "Amendment").

Purpose and Effect of the Amendment

As of the Record Date (December 9, 2011), there were 10,395,868 shares of common stock issued and outstanding. As of the Record Date (December 9, 2011), there were 10,000 Preferred Shares Authorized, par value $ .01 per share, with a total of 1,000 shares of Preferred Stock issued in 2006 to K.D. Diepholz, the Company’s Chairman and CEO, which 1,000 Issued Preferred Shares carry the right to elect a majority of the Company’s Board of Directors.

The current Board of Directors considers the Amendment to be in the best interests of the Company and its shareholders to increase the authorized shares of common stock to 25,000,000 shares, in order to have the required common shares available to complete a financing and/or an acquisition. The Company does not currently have any agreements or other commitments to issue any shares of common stock.

          FOR    [           ]       AGAINST    [           ]

The Company also includes in this Proxy Statement and Information for shareholder reference the Company’s Annual Report on Form 10-K for the year ended December 31, 2010 as filed with the Commission.

SHAREHOLDER NAME:

SIGNATURE:

NUMBER OF SHARES:

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DESCRIPTION OF THE COMPANY’S BUSINESS
MANAGEMENT'S DISCUSSION

DynaResource is a Junior Resource Investment and Management Company, which has strategically negotiated, acquired, and consolidated 100 % interest in the San Jose de Gracia Property in Northern Sinaloa Mexico (“SJG”) through its subsidiary DynaResource de Mexico SA de CV. (“DynaMexico”).  The Company formed DynaMexico in March 2000, specifically to acquire the SJG District, and at year end 2003 DynaMexico accomplished the consolidation of the SJG District. SJG reports Past 1,000,000 Oz. Gold Production; and currently contains the potential for plus 3,000,000 Oz. Gold.  More recently, the Company operated a small scale production at SJG from Mid 2003 to June, 2006; and reports Production of 18,250 Oz., at an average grade of 20 g/t., with average production costs of $ 175 / Oz.  In Mid 2006, with gold prices on the rise and a vast property to develop, the Company focused its efforts on the financing and exploration and development of the SJG; and at September 1, 1006, the Company signed a definitive agreement with Goldgroup Resources, Inc., (now Goldgroup Mining Inc.), Vancouver, BC., to provide for an $ 18 M. USD. funding to DynaMexico, and the subsequent expenditures toward exploration and development activities at SJG; in exchange for 50 % of outstanding shares in DynaMexico. (See “Earn In / Option Agreement” below).

Notice:

This proxy statement contains forward looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. The Company’s actual results could differ materially from those set forth on the forward looking statements as a result of the risks set forth in the Company’s filings with the Securities and Exchange Commission, general economic conditions, and changes in the assumptions used in making such forward looking statements.

Cautionary Note to U.S. Investors

The United States Securities and Exchange Commission permits U.S. mining companies, in their filings with the SEC, to disclose only those mineral deposits that a company can economically and legally extract or produce.  DynaResource, Inc. uses certain terms on its website and in reports, and as reported by DynaMexico, a private Mexican Corporation, such as "measured," "indicated," and "inferred," "resources," which the SEC guidelines strictly prohibit U.S. companies from including in their filings with the SEC.  U.S. Investors are urged to consider closely the disclosure under the heading "Cautionary Note to U.S. Investors Regarding Mineral Reserve and Resource Estimates", which may be obtained from the SEC's website at http://www.sec.gov/edgar.shtml.

General

The Company holds 50% of the outstanding shares of  DynaResource de México, S.A. de C.V. (“DynaMéxico”), which owns 100% of the mineral concessions and related interest to the San José de Gracia mining property and district covering approximately 69,121 hectares located in and around San José de Gracia, Sinaloa State, México (“SJG”). SJG is located on the west side of the Sierra Madre Mountains, approximately 250 kilometers inland from the port city of Los Mochis, Sinaloa; and approximately 500 kilometers north of Mazatlan, Sinaloa.

The SJG is a High-Grade Mineralized System which reports historical production of + 1 M. Oz. AU, from a series of underground workings.  DynaMéxico is focused on the exploration and future exploitation of this vein-hosted, near surface, and + 400 hundred M. Down – Dip Gold Potential, that occurs within fault breccia veins; and has been traced on surface and underground over a 15 Sq. Km. area.

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Prior Drilling and Exploration Activity / SJG (1997 / 1998)

A drill program was conducted at SJG in 1997 - 1998 by Golden Hemlock Explorations, Ltd., a prior partner at SJG. Approximately 6,172 meters drilling was completed in 63 core drill holes. Significant intercepts, including bonanza grades, outlined down dip potential of the Northeast section (150 Meter NE to SW extent of the Drilling) of the Los Hilos to La Cecena to Tres Amigos Trend.  And, Drill Hole 97-63 confirmed down dip and extension at the Palos Chinos Area of SJG.

Surface and underground sampling in 1999 - 2000 conducted by the Company confirmed high grades in historic workings and surface exposures throughout the SJG district and project area.  These high grades outlined the presence of ore shoots developed within the veins.  The ore shoots appear to be controlled by dilational jogs and/or vein intersections.  A total of 544 samples were collected in 1999-2000, and assayed an average 6.51 grams/ton (g/t) gold.

Acquisition and Consolidation / SJG

In 2000, the Company formed DynaMéxico to acquire, invest in, explore and develop mining concessions in México, and specifically to acquire the ownership and interests related to San Jose de Gracia.  In March 2000, the Company and DynaMéxico entered into agreements to acquire and consolidate 100% of the San José de Gracia Property. The Company agreed to issue 2,493,271 common shares in exchange for the complete acquisition of the SJG and all related interest, and subject to the complete transfer of all mining concessions.

After resolving ownership and title issues related to SJG mining concessions, the number of shares issued to the prior owners of SJG was reduced to 115,000 shares from 2,493,271. (Note: The 115,000 shares were issued in 2006, when all matters related to the acquisition, transfer, and consolidation, of the SJG district, were resolved).

Recent Pilot Production Activity

During the period 2003 through 2006, DynaMéxico conducted underground mining and pilot production activities at SJG.  The small scale production activities at SJG consisted of improvements to an existing mill, including the installation of a gravity / flotation processing circuit. Initial test runs with tailings from historical production were completed in 2002. Actual mining at the high grade San Pablo area of the SJG property commenced in March 2003.  DynaMéxico produced 18,250 Oz. gold from Mid 2003 to June 2006; from mined tonnage of 42,500 tons, at an average grade of approximately 20 g/t.  Production costs were reported at approx. < $ 175. / Oz.

During the period of production at SJG, the Company recognized it would be necessary to conduct large scale exploration activities in order to define and confirm resources to support a scaling up of production activities.

Recent Financing Activity

As gold prices continued to appreciate into 2006, exploration financing opportunities increased and the Company and DynaMéxico negotiated and entered into the “Earn In / Option” agreement with Goldgroup Resources Inc. (now Goldgroup Mining Inc.), Vancouver, BC, dated September 1, 2006.  The Terms of the Earn In / Option provided for $ 18 M. USD financing from Goldgroup to DynaMéxico, over four Phases (through March 2011), and including exploration related expenditures at SJG, in exchange for Goldgroup’s earning of 50 % of the Shares of DynaMéxico.  (See Material Agreements; Earn In / Option Agreement.)

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Exploration / Drilling Activity conducted Pursuant to the Earn In Agreement

●
In Phase I of the Earn In Agreement,  approximately 3,400 meters drilling was accomplished in 22 core drill holes (SJG 07-01 to SJG 07-22); as well as geochemical sampling and mapping, and data consolidation into Surpac Software.

●	In Phase II of the Earn In Agreement, approximately 5,500 meters was completed in 23 core drill holes (SJG 07-23 to 07-45).

●	In Phase III of the Earn In Agreement, approximately 15,150 meters was completed in 56 core drill holes (SJG 08-46 to SJG 08-101).

●	In Phase IV of the Earn In Agreement, and at December 31, 2008, approximately 5,950 meters were completed in 25 core drill holes (through SJG 08-126).

●	Continuing with Phase IV of the Earn In Agreement, in 2009 and at December 31, 2009, an additional 4,000 Meters was completed in 21 Drill Holes (through SJG 09-147.)

At December 31, 2009, a total of 34,000 meters drilling had been completed in 147 core drill holes, financed pursuant to the Earn In Agreement.

●
Continuing with Phase IV of the Earn In Agreement in 2010, and at March 31, 2010, an additional 6,167 Meters drilling was completed in 21 Drill Holes (SJG 2010 148 – 168).  At March 31, 2010, a total of 40,167 Meters drilling had been completed in 168 core drill holes, financed pursuant to the Earn In Agreement.

●
Continuing with Phase IV of the Earn In Agreement in 2010, and at June 30, 2010, an additional 5,382 Meters drilling was completed in 20 Drill Holes (SJG 2010 169 – 188).  At June 30, 2010, a total of 45,549 Meters drilling has been completed in 188 core drill holes, financed pursuant to the Earn In Agreement.

●
For the period of July – September 2010, Drilling activity is suspended for the wet season.  During the quarter, Assays of drilling results are updated; the Block Model in Surpac is updated; and exploration plans are developed and programmed for start in October. And, the next 18,500 meter drill program commenced in October 2010.

●	Continuing with Phase IV of the Earn In Agreement in 2010, and at December 31, 2010, an additional 10,882 Meters drilling was completed in 51 Drill Holes (SJG 2010 189 – 239).

At December 31, 2010, a total of 56,431 Meters drilling has been completed in 239 core drill holes financed pursuant to the Earn In Agreement.

➢	Continuing with Phase IV of the Earn In Agreement in 2011, and at March 31, 2011, an additional 12,310 meters Drilling was completed in 59 Drill Holes (SJG 240 – 298.) At March 31, 2011, a Total of 68,741 Meters drilling has been completed in 298 core drill holes financed pursuant to the Earn In Agreement.

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Magnetic and IP Surveys

Magnetic and IP surveys were conducted throughout the SJG district in 2009; covering an area of approximately 15 Sq. Km.  IP is the primary geophysical target at SJG; and is expected to identify pyrite-based mineralization hosting gold.  Initial Survey Grid lines were located approximately perpendicular to inferred geologic strike.  The data response from these grid lines indicate one or more IP sources that dip northwest.

Additional grid lines were crossed with the initial lines, and appear to identify two separate IP sources.  Grid lines to the South appear to indicate an IP source at > 250 Meters.

Correlation between ground magnetic and IP:

In general the correlation between the Magnetic and IP response and data was excellent.

Correlation with recent Drilling Programs and known Mineralization:

The data response of the surveys correlated to the recent drilling programs and to the areas of known mineralization at SJG was excellent.  Considering this excellent correlation to known mineralization, additional areas of SJG showing similar data response could be indicative of additional target areas.

Identification of Additional Resource Target Areas:

Significant survey responses were reported for the following areas; and are projected for follow up drilling:

San Pablo; Up Dip;
San Pablo; Displacement Zone;
Tres Amigos; Down Dip and Northwest;
Tres Amigos; Extension Northeast;
Orange Tree; Down Dip;
La Cecena, Los Hilos, and Tepehauje;
Palos Chinos;
La Prieta;
La Purisima; Down dip at Southeast end;
Argyllic Zone; + 250 M. Down;

Structural Geologist

Also in 2009, a structural geological consultant reviewed and mapped the SJG Property with regard to Ore Controls and Structural analysis.  An area of 2.8 Km by 3.4 Km was mapped; and a review was completed of the recent (2007-2008) drill core and drill logs through drill hole # 08-126.  The structural report and mapping are being utilized in planning drilling programs at SJG.   Information contained in the structural control report and analysis is described below:

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Highlights of Resource Areas at SJG (August, 2009):

San Pablo:	(SJG 08-31):	8.3 M. of 48.24 g/t; Including 3.8 M. of 104.01 g/t, and Including 1.5 M. of 233.61 g/t;

	(SJG 08-51):	14.2 M. of 14.79 g/t; Including 9 M. of 22.93 g/t, and Including 3.5 M. of 41.5 g/t;

Tres Amigos:	(SJG 97-13):	27.5 M. of 9.94 g/t; Including 18.6 M. of 14.28 g/t, and including 2 M. of 85.72 g/t;

	(SJG 97-45) :	14 M. of 5.35 g/t; including 2 M. of 31.35 g/t;

Orange Tree:	(SJG 97-39):	6.8 M. of 13.20 g/t; Including 3 M. of 29.5 g/t, and including 1.5 M. of 51.46 g/t;

	(SJG 08-47):	7.1 M. of 7.63 g/t; Including 1.6 M. of 23.10 g/t;

La Cecena
(Tres Amigos):	(SJG 97-50):	11 M. of 2.78 g/t; Including 2 M. of 5.02 g/t; And, Including 2 M. of 8.53 g/t;

	(SJG 08-104):	2.8 M. of 13.70 g/t; Including 1.4 M. of 26.96 g/t;

La Union:	(SJG 08-76):	4.8 M. of 16.02 g/t; Including 2 M. of 37.60 g/t; And, Including .7 M. of 75.56 g/t;

	(SJG 08-80):	3.1 M. of 4.8 g/t; Including 1.5 M. of 7.37 g/t;

Palos Chinos/
Tajo Verde:	(SJG 97-63):	27.8 M. of 2.30 g/t; Including 17.3 M. of 2.81 g/t, And Including .7 M. of 9.25 g/t, And Including 2.7 M. of 8.45 g/t;

	(SJG 07-16):	5 M. of 3.5 g/t; Including 3 M of 5.24 g/t;

(SJG 97-55):

La Purisima:	(SJG 07-21):	8 M. of 20.67 g/t; Including 6 M. of 26 g/t; And, Including 2.1 M. of 76.33 g/t;

	(SJG 07-39):	4.2 M. of 8.55 g/t; Including 1.9 M. of 16.67 g/t;

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La Prieta:	Historical Production of 215,000 Oz. Au., at average grade of 28 g/t au; Dimensions of 100 M. by 50 M.; Resources not yet defined;

Identification of New, Additional Resource Target Areas:

San Pablo:
Geological Mapping located a new drill target approximately 600 meters to the east – southeast of San Pablo.  This area was interpreted to be the northeast portion of the San Pablo structure; which had been displaced by a combination of post-mineral strike-slip and normal faulting; also indicating the potential for a “Pipe Feeder”.  This area will be a target for future exploration work at San Pablo;

La Purisima /
Tajo Verde:
Transpressive strike-slip faults that bound this area are determined to be the same faults that control the mineralization in La Purisima and Tajo Verde.  This area also coincides with gaps left from previous drilling campaigns and also a gap in the underground workings.

San Pablo /
La Union:	Gaps left from previous drilling campaigns and also a gap in the underground workings.

Drilling Highlights by Specific Target area of SJG (through March, 2011):

The following drilling highlights are included by target area, and for the period through March 31, 2011:

San Pablo:

SJG 07-07	5 M. of 10.07 g/t., Including 2 M. of 24.55 g/t.; With Credits;
SJG 07-08:	7.2 M. of 2.64 g/t., Including 3.8 M. of 4.77 g/t., Including 2.3 M. of 7.258g/t.;
SJG 07-09:	2.1 M. of 7.2 g/t.; And, Deeper Zone of 5.50 M. of 4.94 g/t., Including 3.15 M. of 8.33 g/t.; with New Zone in Sediments;
SJG 07-12:	7.1 M. of 6.40 g/t., Including 4.2 M. of 10.39 g/t., And, Including 1.1 M. of 15.63 g/t.; And, Including 1.6 M. of 11.292 g/t;
SJG 07-23:	7 M. of 2.11 g/t., Including 1.4 M. of 9.16 g/t., with Copper Credits;
SJG 07-26:	3.7 M. of 2.45 g/t. (3.55 g/t. AU Equivalent), Including 1.9 M of 4.054 g/t.; And, 8.4 M. of 8.43 g/t., Including 4.1 M. of 16.82 g/t., with Copper Credits, And, Including 1.9 M. of 34.433 g/t;
SJG 07-27:	6.1 M. of 13.16 g/t. (15.40 g/t. AU Equivalent), Including 3.8 M. of 19.25 g/t., And Including 1.95 M. of 21.789 g/t., Including 1.8 M. of 17.646 g/t;
SJG 07-28:	5.3 M. of 2.05 g/t. (2.29 g/t. AU Equivalent), Including 2.3 M. of 3.902 g/t., with Zinc Credits, Including 1.1 M. of 5.4 g/t
SJG 07-29:	1.2 M. of 6.331g/t., with Copper Credits; 1.7 M. of 26.235 g/t., with Copper Credits; And, 1.4 M. of 2.707 g/t;
SJG 07-30:	1.6 M. of 5.98 g/t. (6.50 g/t AU Equivalent), with Copper and Zinc Credits; .9 M. of 4.22 g/t. (6.35 g/t. AU Equivalent), with Copper Credits;
SJG 07-31:	8.30 M. of 49.50 g/t., Or, 7.5 M. of 53.98 g/t.; Including 5.35 M. of 75.695 g/t.; Including 3.8 M. of 106.77 g/t; Including 1.5 M. of 240.61 g/t; with Copper and Zinc Credits
SJG 07-34	2.2 M. of 1.028 g/t.;

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SJG 08-48:	13.60 M. of 3.09 g/t., Or, 11.04 M. of 3.840 g/t.; Including 3.68 M. of 6.62 g/t.; And Including 1.84 M. of 7.758 g/t; with Copper Credits;
SJG 08-51:	14.20 M. of 14.91 g/t., Including 10.78 M. of 19.44 g/t.; Or Including 9.05 M. of 23.12 g/t.; And, Including 3.50 M. of 42.32 g/t; with Copper Credits;
SJG 08-60:	9.1 M. of 5.02 g/t., Including 7.1 M. of 6.27 g/t., And, Including 2.2 M. of 17.315 g/t and Including 1 M. of 26.8 g/t; with Copper Credits;
SJG 08-89:	3.8 M. of 2.64 g/t., Including 1.3 M. of 4.520 g/t;
SJG 08-90:	6.7 M. of 3.564 g/t, Including 1.2 M. 0f 11.69 g/t;, And, Including .6 M. of 16.18 g/t; Including .6 M of 7.210 g/t; with Credits;
SJG 08-91:	2 M. of 17.530 g/t.;
SJG 08-92:	4.2 M. – 6.10 g/t; Including 1 M. of 23.314 g/t; And, 4.1 M. of 1.38 g/t; Including 2.3 M. of 2.1 g/t; And, 4.9 M. of 3.02 g/t., Including .4 M. of 30.445 g/t; And, .5 M. of 14.719 g/t;
SJG 08-93:	5.8 M., Including .4 M of 28.53 g/t;
SJG 08-96:	2.1 M. of 2.22 g/t., Including .55 M. of 4.750 g/t;
SJG 08-97:	4.3 M. of 8.68 g/t;, Including 2.1 M. of 17.05 g/t; with Copper and Zinc Credits;
SJG 08-98:	.5 M. of 2.165 g/t.;
SJG 09-131:	1.10 M. of 28.25 g/t (29.16 AU Equivalent); 1.75 M. of 7.18 g/t (9.27 AU Equivalent);1.30 M. of 6.97 g/t (7.75 AU Equivalent);
SJG 09-132:	50 M. of 7.1 g/t (11.20 AU Equivalent); 2.05 M of 4.08 g/t (4.97 AU Equivalent); .50 M. of 2.86 g/t (4.05 AU Equivalent);
SJG 09-133:	6.25 M. of 6.49 g/t (6.83 Au Equivalent), including 1.55 M. of 24.23 g/t; 2.07 M. of 3.57 g/t (3.78 AU Equivalent);
SJG 09-134:	.55 M. of 2.105 g/t (3.04 Au Equivalent); 2.48 M. of 4.33 g/t (5.11 Au Equivalent); .80 M. of 3.37 g/t (3.74 Au Equivalent);
SJG 09-135:	4.42 M. of 3.63 g/t (5.35 AU Equivalent), including 1 M. of 8.96 g/t.;
SJG 09-136:	2 M. of .611 g/t (.71 AU Equivalent);
SJG 09-138:	5.46 M. of 4.97 g/t (5.35 AU Equivalent), including 2.97 M. of 8.80 g/t.;
SJG 09-139:	.71 M. of 8.79 g/t; 5.50 M. of 20.51 g/t, Including 3.12 M of 34.91 g/t; And, Including 1.80 M. of 58.05 g/t.; And, Including .92 M. of 104.10 g/t;
SJG 09-140:	3.32 M. of .82 g/t, including 1.66 M. of 1.42 g/t; 5.24 M. of 2.15 g/t, including 1.14 M. of 6.4 g/t;

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SJG 10-149:	1.3 M. of 4.8 g/t;
SJG 10-195:	.40 M. of 3.43 g/t; Including .73 M. of 2.18 g/t; And, Including 1.83M. of 2.2 g/t; And, Including 1.21 M of 3.68 g/t; And, Including 2.94 M of 3.26 g/t.
SJG 10-197:	1.16 M. of 2.83 g/t; And, Including 3.67 M. of 7.96 g/t; And, Including 3.30 M. of 28.38 g/t.
SJG 10-199:	1.56 M. of 9.14 g/t;
SJG 10-201:	2.10 M. of 15.78 g/t;
SJG 10-203:	.70 M. of 3.23 g/t; And, Including 1.91 M. of 3.42 g/t; And, Including 5.50 M. of 332.86 g/t;
SJG 10-205	95 M. of 6.71 g/t; And Including .45 M. of 7.73 g/t;
SJG 10-207:	3.05 M. of 16.74 g/t;
SJG 10-210:	4 M. of 2.58 g/t;
SJG 10-212:	4.80 M. of 5.90 g/t; And, Including 1.53 M. of 2.85 g/t;
SJG 10-213:	1.81 M. of 5.78 g/t;
SJG 10-215:	3.47 M. of 15.82 g/t; And, Including 1.40 M of 2.53 g/t;
SJG 10-217:	1.42 M. of 89.95 g/t;
SJG 10-219:	46 M. of 4.49 g/t; And Including .71 M. of 7.92 g/t; And, Including 1.41 M. of 10.82 g/t; And, Including .80 M. of 2.23 g/t;
SJG 10-221:	2.00 M. of 13.14 g/t; And, Including .54 M. of 3.26 g/t; And, Including .65 M. of 22.41g/t;
SJG 10-224:	2.23 M. of 5.29 g/t; And, Including 6.35 M. of 7.04 g/t; 3.35 M. of 11.93 g/t; And, Including .78 M. of 1.80 g/t; And, Including .45 M. of 6.84 g/t;

➢	SJG 11–236 to SJG 271; San Pablo Drill holes only reported here (See Table below):

11

SAN PABLO VEIN

	Drill Hole		Mineralization
	From (m)	To (m)	Interval (m)	Au grade (g/t)

SJG-10-236	112.96	117.03	4.07	11.38
And	140.50	140.95	0.45	5.85
SJG-10-238	257.00	258.30	1.30	2.40
SJG-11-245	104.40	105.16	0.76	3.16
SJG-11-247	63.60	65.45	1.85	10.49
And	70.70	72.23	1.53	2.73
including	71.77	72.23	0.46	5.70
And	80.00	83.47	3.47	5.00
including	81.37	83.47	2.10	7.38
SJG-11-249	97.60	98.60	1.00	2.28
And	108.20	109.93	1.73	8.21
And	130.50	131.08	0.58	8.61
SJG-11-250	101.72	104.81	3.09	20.15
SJG-11-253	149.45	151.21	1.76	4.89
SJG-11-255	154.55	155.05	0.50	3.19
SJG-11-258	102.27	102.90	0.63	2.51
And	111.50	111.90	0.40	15.62
SJG-11-261	52.72	53.12	0.40	7.07
And	109.03	109.43	0.40	4.42
And	114.00	114.68	0.68	8.97
SJG-11-263	119.88	121.13	1.25	9.47
And	131.39	131.79	0.40	3.87
And	1.34.35	134.75	0.40	2.73
And	144.23	145.02	0.79	5.06
SJG -11-264	145.21	146.45	1.24	21.21
SJG -11-268	92.65	94.25	1.60	11.74
And	153.00	153.92	0.92	3.18
SJG-11-272	86.80	87.30	0.50	2.73
SJG 11-279	126.49	129.00	2.51	3.48

12

DynaMexico reports that it commissioned an NI 43-101 compliant Technical Report for SJG in the third Quarter 2011, in order to update the resources at San Pablo and other main areas of SJG.

Tres Amigos / La Cecena: 1997 – 1998:

’97-01:	7 M. of 3.66 g/t., Including 2.5 M. of 7.15 g/t., and Including 1 M. of 11.09 g/t;

’97-03:	4. M. of 4.13 g/t., Including 2 M. of 7.22 g/t.;

’97-05:	1.9 M. of 3.62 g/t.;

’97-06:	1.85 M. of 6.47 g/t.;

’97-07:	10 M. of 3.42 g/t., Including 2.15 M. of 6.82 g/t.; And, 14.3 M. of 2.41 g/t; Including 2.34 M. of 8.67 g/t;

’97-09:	2.7 M. of 2.76 g/t; Including 1.5 M. of 4.15 g/t.; And, 2 M. of 13.53 g/t.;

’97-10:	7.6 M. of 2.36 g/t., Including 4.6 M. of 3.81 g/t; and, Including 1.5 M. of 10.28 g/t.;

’97-11:	9.5 M. of 2.83 g/t., Including 1.5 M. of 15 g/t.;

’97-12:	3.5 M. of 4.75 g/t., Including 1.7 M. of 8.58 g/t.; And, 3.5 M. of 2.44 g/t.;

’97-13:	27.5 M. of 9.94 g/t.; Including 4.5 M. of 54.26 g/t., and Including 2. M. of 85.72 g/t.;

’97-14:	1.2 M. of 3.59 g/t;

’97-35:	16.5 M. of 2.11 g/t., Including 6. M. of 8.84 g/t., and Including 2 M. of 14.42 g/t.;

’97-36:	2 M. of 3.28 g/t.; And, 3.6 M. of 4.04 g/t., Including 2 M. of 6.41 g/t.;

13

’97-37:	1.3 M. of 11.97 g/t.; ;

’97-39:	6.8 M. of 13.2 g/t., Including 3 M. of 29.5 g/t., Including 1.5 M. of 51.47 g/t.;

’97-40:	2. M. of 14.88 g/t.; And, 6 M. of 4.16 g/t; Including 2 M. of 10.81 g/t.; And, 8 M. of 3.86 g/t; Including 6 M. of 5.02 g/t; And, Including 4 M. of 7.21 g/t.; And, Including 2M. of 8.95 g/t

’97-41:	10 M. of 2.56 g/t; Including 4 M. of 4.4 g/t., Including 2 M. of 5.15 g/t.;

’97-42:
4 M. of 3.04 g/t; Including 2. M. of 5.17 g/t.; And, 18. M. of 1.88 g/t; Including 2.3 M. of 3.43 g/t;  and, Including 2 M. of 3.8 g/t; and Including 2 M. of 3.36 g/t;  And, 12 M. of 2.46 g/t;  Including  4.5 M. of 5.06 g/t.;  and, Including 1.5 M of 6.69 g/t;

’97-43:	1.3 M. of 4.23 g/t.;

’97-44:	6 M. of 2.91 g/t; Including 2. M. of 7.78 g/t.; And, 12 M. of 1.71 g/t; Including 2 M. of 5.18 g/t.; And, 14.8 M. of 1.47 g/t; Including 1.3 M. of 7.06 g/t;

’97-45:	14 M. of 5.35 g/t; Including 2 M. of 31.35 g/t; And, 14 M. of 2.38 g/t; Including 2 M. of 12.32 g/t;

’97-47:	7.06 M. of 7.63 g/t., Including 1.55 M. of 23.10 g/t.;

’97-50:	2 M. of 5.02g/t; 5 M. of 3.92 g/t., Including 2. M. of 8.53 g/t.;
(La Cecena)

Tres Amigos Recent (2007 – 2011):

SJG 08-102:	7.87 M. of 2.75 g/t. (3.02 g/t. AU equivalent); Including 2.54 M. of 6.49 g/t.; And, Including .58 M. of 11.527 g/t.; And, 3.25 M. of 3.91 g/t (4.16 AU Equivalent); Including 1.50 M of 7.927 g/t;

SJG 08-103:	1.2 M. of 4.911 g/t.; And, 1.1 M of 2.564 g/t.;

SJG 08-104:	2.8 M of 13.32 g/t. (16.24 g/t. AU Equivalent); Including 1.4 M. of 26.20 g/t.;

SJG 08-110:	3.40 M. of 1.72 g/t.; 1.40 M. of 1.829 g/t.; 2.80 M. of 2.34 g/t. (2.68 AU Equivalent); Including .70 M. of 8.6 g/t.; And, 1.8 M. of 2.63 g/t. (2.95 g/t. AU Equivalent);

SJG 08-111:	1.50 M. of 1.008 g/t. (1.10 g/t. AU Equivalent); And, 4.8 M. of 1.89 g/t. (2.56 g/t. AU Equivalent); Including .90 M. of 5.86 g/t;

14

SJG 08-112:	2.80 M. of 1.61 g/t. (2.06 g/t. AU Equivalent); And, .70 M. of .752 g/t. (1.62 g/t. AU Equivalent);

SJG 08-113:	1.60 M. of 13.66 g/t. (14.17 g/t. AU Equivalent); And, 6.30 M. of 1.99 g/t. (2.19 g/t. AU Equivalent); Including 3.10 M. of 3.45 g/t;

SJG 08-114:	5.3 M. of 2.91 g/t. (3.13 g/t. AU Equivalent); including 1.7 M. of 8.32 g/t.;

SJG 08-115:	1.5 M. of 3.40 g/t (4.60 AU Equivalent); And, 9.40 M. of 5.15 g/t.; Including 5.7 M of 8.37 g/t.; And, Including 2.1 M. of 9.48 g/t.; And, Including 1.7 M. of 12.96 g/t;

SJG 08-116:	2.1 M of 2.96 g/t. (3.79 g/t. AU Equivalent); And, 9.80 M. of 7.74 g/t. (8.02 g/t. AU Equivalent); Including 3.3 M. of 21.28 g/t.; And, Including 1.6 M. of 33.859 g/t;

SJG 08-117:	1.7 M. of 4.674 G/T. (5.23 g/t. AU Equivalent); And, 3.70 M. of 2.44g/t. (3.01 g/t. AU Equivalent);

SJG 08-118:
5.46 M. of 4.25 g/t. (7.85 g/t. AU Equivalent); Including 2. M of 7.20 g/t., And Including 1. M. of 9.6 g/t; And, .83 M. of 1.169 g/t. (1.87 g/t. AU Equivalent); And, 3.13 M. of 4.97 g/t. (6.33 g/t. AU Equivalent); Including 1.08 M. of 13.415 g/t.; And, 1.2 M. of 2.214 g/t;

SJG 10-150:
4.39 M. – 7.34 g/t; Including 2.88 M. – 10.9 g/t;  And, Including 1.71 M. – 17.78 g/t; And, Including .87 M. – 25 g/t; And 11.91 M. – 3.10 g/t; Including 2.38 M. – 11.77 g/t;  And, Including 1.17 M. – 14.23 g/t;

SJG 10-151:	11.95 M. – 14.66 g/t; Including 7.82 M. – 22.18 g/t; And, Including 2.63 M. – 62.05 g/t; And, Including 1.88 M. – 82.31 g/t; And, Including .92 M. – 137.60 g/t;

SJG 10-152:	9.27 M. – 1.65 g/t; Including 1.13 M. – 9.85 g/t; And, Including .63 M. – 15.90 g/t;
SJG 10-153:	7.11 M. – 2.91 g/t; Including 3.63 M. – 5.36 g/t; And, Including 1.73 M. – 6.70 g/t; And, Including .55 M. – 6.97 g/t; (“La Cecena”)

SJG 10-154:	2.25 M. – 17.18 g/t; Including 1.75 M. – 21.89 g/t; (“La Cecena”)
SJG 10-165:	8.26 M. – 5.40 g/t; Including 4.55 M. – 8.23 g/t; And, Including 1 M. – 6.30 g/t; (“La Cecena / Tepehauje")
SJG 10-175:	9.3 M. – 1.81 g/t; Including: 1.09 M. – 4.973 g/t; And, Including .99 M. – 8.102.g/t; And 1.17 M-2.054 g/t; And, including 2,56 M - 3.116 g/t;

SJG 10-176:	.59 M. – 1.343 g/t; And, 15.31 M. – 1.09 g/t; Including .65 M. – 5.294 g/t;

SJG 10-177:	5.27 M – 19.8 g/t; And, Including 2.92 M. – 33.7 g/t; And, Including 1.05 M. – 52.11 And, 9.28 M - 7.88 g/t Including 1.43 - 32.38 g/t; And, Including .78 M-50.153 g/t;

SJG 10-178:
.8 M. – 3.831 g/t And, 1.95 M. – 1.884 g/t; And, 5.3 M. – 1.01 g/t; Including 1.7 M. – 1.953 g/t; And, 12.85 M. – 3.62 g/t; Including 3.52 M. – 5.56 g/t; And, Including 1.76 M. – 6.13 g/t; And, Including 1.05 M. – 5.50 g/t; And, 2.23 M. – 2.56 g/t; Including .6 M. – 8.84 g/t;

SJG 10-179:	1.76 M. – 1.585 g/t; And, 1.72 M. – 105.51 g/t; And, 4.678 M. – 5.70 g/t; Including 2.65 M. – 8.23 g/t; And, 2.30 M. – 4.79 g/t; Including 1.15 M. – 7.00 g/t;

15

SJG 10-181:	3.03 M. – 1.73 g/t; Including 1.5 M. – 2.885 g/t;

SJG 10-182:	.62 M. – 3.348 g/t; And, 1.01 M. – 2.85 g/t; And, .47 M. – 2.292 g/t;

SJG 10-182:	.62 M. – 3.348 g/t; And, 1.01 M. – 2.85 g/t;

SJG 10-225:	.40 M. of 3.63 g/t;

SJG 10-226:	8.04 M. of 18.47 g/t; Including 4.10 M. of 34.36 g/t;

SJG 10-227:	9.80 M. of 8.42 g/t; Including .40 M. of 113.95 g/t;

SJG 10-228:	1.83 M. of 3.88 g/t; And, 2.98 M. of 3.73 g/t;

SJG 10-229:	1.64 M. of 2.41 g/t; And, 1.55 M. of 5.46 g/t;

SJG 10-230:	4.54 M. of 18.09 g/t; Including 2.54 M. of 31.52 g/t;

SJG 10-231:	.52 M. of 2.62 g/t; And, 2.75 M. of 8.99 g/t; And, 1.7 M. of 2.34 g/t;

SJG 10-232:	1.87 M. of 3.15 g/t;

➢	SJG 11-233 to 11-280; Only Tres Amigos Drill Holes reported here (See Table below):

16

TRES AMIGOS VEIN

	Drill Hole		Mineralization
	From (m)	To (m)	Interval (m)	Au grade (g/t)

SJG-10-233	177.00	179.40	2.40	5.42
SJG-10-234	96.48	98.46	1.98	3.09
and	214.61	217.97	3.36	15.05
SJG-10-235	147.65	151.15	3.50	2.95
SJG-10-237	92.44	92.84	0.40	883.91
SJG-10-239	145.90	147.75	1.85	5.02
SJG-11-242	229.15	230.95	1.80	3.13
and	258.37	262.30	3.93	2.38
SJG-11-246	107.30	108.20	0.90	63.85
SJG-11-251	16.76	18.50	1.74	2.35
SJG-11-257	60.84	63.33	2.49	5.37
and	92.00	94.66	2.66	5.00
and	104.56	106.33	1.77	2.81
SJG-11-261	63.40	71.75	7.75	7.84
including	66.20	71.15	4.95	10.55
SJG-11-262	41.97	42.85	0.88	5.53
SJG-11-265	47.95	52.17	4.22	3.07
including	47.95	48.45	0.50	7.25
Including	50.31	52.17	1.86	4.98
SJG-11-267	86.76	87.16	.40	5.52
SJG-11-271	108.45	108.85	.40	5.49
and	115.40	122.66	7.26	9.34
including	115.40	116.72	1.32	14.17
Including	118.05	120.15	2.10	21.29
SJG-11-278	66.75	67.40	0.65	16.34
and	117.35	117.85	0.50	3.55
SJG-11-280	3.05	4.57	1.52	10.67
and	123.40	124.00	0.60	10.26

17

DynaMexico reports that it commissioned an NI 43-101 Technical Report for SJG in the third quarter of 2011, in order to update the resources at Tres Amigos and other main areas of SJG.

La Purisima:

SJG 07-21;	8 M. of 20.67 g/t., Including 6 M. of 26.89 g/t., Including 2.1 M. of 76.33 g/t.;

SJG 07-35;	4.4 M. of 1.54 g/t., Including 2.2 M. of 2.736 g/t.; And, 1.75 M. of 1.74 g/t;

SJG 07-36;	1.42 M. of 4.319 g/t.;

SJG 07-37;	4.45 M. of 3.07 g/t., Including 2.2 M. of 5.004 g/t.;
SJG 07-39;	2.05 M. of 2.479 g/t.; And, 4.2 M. of 8.55 g/t., Including 3.25 M. of 10.89 g/t.; And, Including 1.90 M. of 16.675 g/t;
SJG 07-40;	.8 M. of 2.43 g/t.; And, 1.8 M. of 1.763 g/t.;
SJG 07-42;	5.9 M. of 1.85 g/t., Including 2.2 M. of 3.316 g/t.; And, 1.1 M. of 3.475 g/t.;
SJG 08-63;	.4 M. of 11.694 g/t.;
SJG 08-68;	1.6 M. of 18.26 g/t., Including 1 M. of 23.9t;
SJG 08-70;	11.1 M. of 1.83 g/t., Including 2.3 M. of 5.190 g/t., And, Including 1.10 M. of 9.434 g/t.; And, 1.50 M. of 4.15 g/t., Including .25 M. of 16.274 g/t.; And, .2 M. of 4.292 g/t; Including Zinc Credits;
SJG 08-82;	1.70 M. of 18.218 g/t.;
SJG 08-84;	.36 M. of 39.5 g/t.; .17 M. of Zinc Credits;
SJG 10-161;	7.6 M. – 4.64 g/t; Including 1.6 M. – 18.88 g/t;
SJG 10-186;	1 M. – 2.579 g/t; And, 8.15 M. – 2.79 g/t; Including .6 M. – 30.57 g/t;
SJG 10-191;	1.28 M. of 2.08 g/t; And, 1.17 M. of 2.08 g/t;
SJG 10-193;	5.60 M. of 3.96 g/t;
SJG 10-198;	1.53 M. of 13.64 g/t;
SJG 10-202;	1.15 M. of 5.36 g/t;
SJG 10-206;	2.31 M. of 14.63 g/t;

➢	SJG 11-281 to 11-295; Only La Purisima Drill Holes reported here (See Table below):

18

LA PURISIMA VEIN

	Drill Hole		Mineralization
	From (m)	To (m)	Interval (m)	Au grade (g/t)
SJG11-281	87.60	88.39	0.79	4.78
SJG11-282	27.43	30.48	3.05	6.19
including	28.96	30.48	1.52	10.50
SJG11-282	74.45	76.66	2.21	8.01
including	74.45	75.36	0.91	18.87
and	89.92	91.44	1.52	6.03
and	108.00	109.67	1.67	2.86
and	152.40	153.92	1.52	7.79
SJG11-285	57.45	59.15	1.70	3.85
and	82.20	87.92	5.72	2.56
and	98.50	102.15	3.65	6.70
SJG11-287	137.35	140.07	2.72	3.01
SJG11-289	109.73	112.78	3.05	9.50
SJG11-295	43.11	43.84	0.73	2.82

DynaMexico reports that it commissioned an NI 43-101Technical Report for SJG in order to update the resources at La Purisima and other main areas of SJG.

La Union (’92 and ’97):

’92-27:	1 M. of 9 g/t;

“97-29:	3.1 M. of 4.53 g/t;

’97-30:	.5 M. of 12.92 g/t; And, 10.1 M. of 1.68 g/t, and Including 1.5 M. of 6.04 g/t;
’97-31:	6.8 M. of 1.94 g/t; Including 4 M. of 2.85 g/t;

’97-33:	4 M. of 1.9 g/t; And, 4.3 M. of 1.3 g/t;

’97-34:	2 M. of 8.9 g/t;

19

La Union (Recent – ’07 – 2011):

SJG 08-61:	4.5 M. of 1.66 g/t. (2.85 g/t AU Equivalent), Including 1.10 M. of 2.446 g/t.; And, Including 1.3 M. of 3.183 g/t.; And, .4 M. of 9.38 g/t; Including Copper Credits;

SJG 08-72:	4.3 M. of 1.13 g/t. (1.68 g/t. AU Equivalent), Including 1.10 M. of 2.475 g/t. and Including 1 M. of 1.635 g/t;

SJG 08-76:
4.8 M. of 16.23 g/t. (17.44 g/t. AU Equivalent), Including  2 M. of 38.100  g/t., And Including 1.40 M. of 51.340 g/t, and Including .7 M. of 77. g/t; With Copper and Zinc Credits; And, 2.7 M. of 1.69 g/t. (2.08 g/t. AU Equivalent), Including .3 M. of 7.875 g/t;

SJG 08-80:	3.10 M. of 4.801 g/t., Including 1.50 M. of 7.372 g/t.; And, 1.10 M. of 3.169 g/t.;

SJG 08-120:	1.65 M. of 2.179 g/t.; And, .42 M. of 1.93 g/t.;

SJG 08-122:	.50 M. of 2.076 g/t.; And, .50 M. of 25.75 g/t; And, .95 M. of 1.94 g/t.;

SJG 09-143:	1.4 M. M. of 12.08 g/t;

SJG 09-144:	3.78 M. of 1.63 g/t, Including 1.35 M. of 2 g/t;

SJG 10-208:	2.06 M. of 6.60 g/t;

SJG 10-216:	1.77 M. of 5.45 g/t; And, 2.96 M. of 12.36 g/t;

SJG 10-218:	.40 M. of 2.53 g/t; And, 1.29 M. of 8.42 g/t;

SJG 10-220:	.40 M. of 2.83 g/t;

SJG 10-223:	1.25 M. of 2.28 g/t; And, 1.62 M. of 9.90 g/t; And, 3.15 M. of 2.33 g/t; And, 3.52 M. of 10.24 g/t; And, 3.05 M. of 2.18 g/t;

➢	SJG 11–244 to 292; La Union Area Holes only reported here (See Table below, and including Veta Tierra DDH 252, 256 and 259):

20

LA UNION VEIN

	Drill Hole		Mineralization
	From (m)	To (m)	Interval (m)	Au grade (g/t)

SJG-11-244	73.82	74.86	1.04	9.79
SJG-11-252	55.25	59.70	4.45	4.26
and	78.10	80.15	2.05	4.55
including	78.10	79.20	1.10	7.16
SJG-11-256	51.61	52.85	1.24	144.08
and	99.93	101.29	1.36	9.04
SJG-11-259	77.25	79.25	2.00	2.57
SJG-11-292	203.11	204.65	1.54	2.27

DynaMexico reports that it commissioned an NI 43-101 Technical Report for SJG in the third quarter 2011, in order to update the resources at La Union and other main areas of SJG.

Palos Chinos:

’97-63:	27.8 M of 2.3 g/t; Including 17.30 M. of 2.81 g/t; And, Including .7 M. of 9.25 g/t; And, Including 2.7 M. of 8.45 g/t;
SJG 07-02:	.75 M. of 17.5 g/t.;
SJG 07-16:	7.7 M. of 1.86 g/t., Including 4.35 M. of 3.09 g/t., Including 2.15 M. of 5.2 g/t.;
SJG 10-161:	7.6 M. – 4.64 g/t; Including 1.6 M. – 18.88 g/t;
SJG 10-186:	And, 8.15 M. – 2.79 g/t; Including .6 M. – 30.57 g/t;

La Prieta / Rosario / Rudolpho:

SJG 10-169:	.35 M. – 1.37 g/t; And, 8.42 M. – 3.80 g/t; Including 3.38 M. – 9.11 g/t; And, Including 1.7 M. – 11.61 g/t; And 1.85 M. – 1.56 g/t;
SJG 10-171:	.6 M. – 2.9 g/t;
SJG 10-172:	2.1 M. – 2.52 g/t; Including 1.1 M. – 4.47 g/t;
SJG 10-173:	1.3 M. – 1.302 g/t; And, 1.3 M. – 2.486 g/t;
SJG 10-174:	M. – 4.699 g/t; And, 11.69 M. – 1.08 g/t; Including 5.56 M. – 1.96 g/t; And, Including .86 M. – 3.754 g/t;

21

Target Areas at SJG remain virtually unexplored:

•	La Prieta; Historical + 200,000 Oz. Au production at average grade of + 28 g/t;

•	Rudolpho / Rosario;

•	Northeast Tres Amigos;

•	Northwest Tres Amigos;

•	Orange Tree;

•	Argillic Zone;

These drilling Results obtained through Phase 4 of the Earn In Agreement and at March 31, 2011 confirm extensions of mineralization, down dip of historical workings at SJG, with confirmation of high grade gold (as measured in grams per ton) which are consistent with historical and recent production. Specifically, San Pablo, La Purisima, Tres Amigos, La Cecena, and La Union areas have reported significant results. (See description of drilling highlights by target area above). The Company believes that sizeable inferred resources have been defined at San Pablo, Tres Amigos, La Union and La Purisima. Further drilling will be targeted at these main target areas.  In the quarter ended September 30, 2011, DynaMéxico commissioned a NI 43-101 technical report for SJG in order to update the Resources indicated by recent drilling.

An SJG Drill Intercepts Summary File, describing the mineralized intercepts of all core drill holes, including the drilling results of 1992, 1997, and including the recent drilling of 2007 – March 31, 2011 was filed as an exhibit to the Company’s 10-Q for the period ended June 30, 2011.

Cautionary Note to U.S. Investors

The United States Securities and Exchange Commission permits U.S. mining companies, in their filings with the SEC, to disclose only those mineral deposits that a company can economically and legally extract or produce.  DynaResource, Inc. uses certain terms on its website and in reports, and as reported by DynaMexico, a private Mexican Corporation, such as "measured," "indicated," and "inferred," "resources," which the SEC guidelines strictly prohibit U.S. companies from including in their filings with the SEC.  U.S. Investors are urged to consider closely the disclosure under the heading "Cautionary Note to U.S. Investors Regarding Mineral Reserve and Resource Estimates", which may be obtained from the SEC's website at http://www.sec.gov/edgar.shtml.

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DynaMéxico Summary of Drilling Results

The drilling results obtained from San Jose de Gracia through March 31, 2011 (through DDH SJG 10-298) confirm the extensions of mineralization, down dip of historical workings, with confirmation of high grade gold (+ 10 g/t), and including bonanza grade mineralized shoots which are consistent with historical and recent production grades. Specifically, San Pablo, Tres Amigos, La Purisima, and La Union areas have reported significant results.  (Note Drill Summary file referred to above.)  Further drilling will be targeted at Tres Amigos, San Pablo, La Union and La Purisima, and at Rosario / Rudolpho, Northeast Tres Amigos, La Prieta and Veta Tierra. Several additional anomalies at SJG remain unexplored and undrilled.

Company Interpretations and Estimates

In some areas of SJG, difficult topography has prevented the drilling of holes on conventional 50 M. spacing.  In some areas, specifically at Tres Amigos, the distance between drilled holes is + 100 M.  In these areas, DynaMéxico is considering the blasting and building of new roads in order to complete in-fill drill holes and conduct additional development work.  Nonetheless, the Company has interpreted the results of drilling activity, and considering the recent production activity as well; and it has calculated manually an estimate of the resource at SJG.  This manually calculated estimate includes inferred Oz. Au at the areas of:  San Pablo, Tres Amigos, Palos Chinos, La Union, and La Purisima; by assuming grade and width averaging between drill holes.  DynaMéxico expects to confirm the amount of resources at SJG under the guidelines and description of an updated NI 43-101 technical report, which was commissioned by DynaMexico in the third quarter 2011.

Block Model in Surpac

While the company has compiled internally its manual calculation and internal interpretation of the resource at SJG defined by drilling and production to date; the company also is in process of building the block model as defined and inferred at SJG using Surpac, (Gemcom) software. The current block model at SJG as reported by DynaMexico confirms inferred resources at San Pablo, Tres Amigos, La Union, Palos Chinos, and La Purisima. The Company will continue its internal work with this Surpac modeling and compare the internal work with the Block Models and Resource estimates with those reported by DynaMexico.

Current Resources and Potential

The current inferred resource defined by drilling through March 2011 is expected to be confirmed in the updated NI 43-101 commissioned by DynaMexico in the third quarter 2011.

And, in consideration of the historical 1 M. Oz. gold production from SJG, the results from the 2003-2006 pilot production operation, the results of recent drilling programs, the Company’s internal block modeling work in Surpac, and the gold resources anticipated to be reported in the DynaMexico 43-101; upon ramp up to full production the Company currently projects a potential 100,000 Oz. per year gold production from the SJG Project, from which the Company would be the beneficiary as a 50 % shareholder of DynaMexico (see Earn In Agreement). The Company has planned and structured itself for this potential revenue position as a shareholder of DynaMexico, and will consider distributions of a percentage of its retained earnings as a dividend to Shareholders.

NI 43-101 Technical Report of Resources

In 3rd Quarter 2011, DynaMexico commissioned an NI 43-101 Technical Report for SJG, in order to update the resources defined by recent drilling through March 31, 2011. The Company expects this 43-101 technical report for SJG to confirm its internal work with the Block model in Surpac at SJG, and also to confirm consistency with the company’s interpretation and estimates of resources.   However, additional drilling and in-fill drill holes may be necessary in order to confirm consistency of grade and width between drill holes as of March 31, 2011.

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Economic Assessment Report / Feasibility Study

After DynaMexico receives the final 43-101 technical report confirming the estimated resources at SJG as defined by recent drilling programs; the Company expects DynaMexico to commission a Preliminary Economic Assessment Report (“PEA”).  Considering the success and efficiency of the Pilot Production program conducted by DynaMexico during the period 2003 – 2006; the company expects the upcoming PEA study to reflect a “scaling up” of the recent pilot production operation. Thereafter, the Company expects DynaMexico to arrange for the competitive financing and subsequent installation of full scale mining and production facilities; with the expected target for annual production of 100,000 Oz. Au.

Structure of Company / Operations

Activities in México are conducted by DynaMéxico, through operating agreement to the operating subsidiary of DynaResource, Inc., and the named operating entity at SJG, Mineras de DynaResource SA de CV. (“MinerasDyna”); with the management of personnel being contracted by MinerasDyna through to the personnel management subsidiary, DynaResource Operaciones, SA de CV (“DynaOperaciones”).  DynaResource, Inc. management and consultants continue to manage the three subsidiaries in México; while Chairman / CEO K.D. Diepholz is the President of each of the three companies.  Management and administrative fees are charged by MinerasDyna and DynaOperaciones, which are eliminated in consolidation.

Competitive Advantage

The Company, through its subsidiaries, has been conducting business in México since March 2000.   During this period the Company believes it has structured its subsidiaries properly and strategically, and during which time the Company has retained key personnel through its subsidiaries and developed key relationships and support.  The Company believes its experience and accomplishments in México gives it a competitive advantage, even though many competitors may be larger and have more capital resources.

Drilling Programs

Drilling programs at SJG are expected to resume when budgeted and financed, and are being planned considering the results of the magnetic and IP surveys, and in consideration of the recent analysis of the structure and ore controls at SJG, and in consideration of the updated Ni 43-101 technical report for SJG when finalized.  A 15,000 Meter drill program was carried out and completed at June 30, 2010.  Subsequently, the next 18,500 meters drilling at SJG was completed in spring 2011. Approximately 68,000 meters drilling was completed pursuant to the Earn In Agreement, and paid from the $ 18 M. USD. funding received from Goldgroup.   The Company expects continued drilling in order to expand resources at San Pablo, Tres Amigos, La Cecena, Palos Chinos, La Union, La Purisima, and La Prieta. And, the company expects extensions to mineralization in all directions and down dip from the main target areas.

Capital Contributions and Expenditures to Earn In

Goldgroup contributed $4,000,000 USD to DynaMéxico, in the quarter ending March 31, 2011, pursuant to phase IV of the Earn-In.   The total capital contributed by Goldgroup to DynaMéxico through March 31, 2011 was $18 M. USD.

Competition

DynaMéxico retains 100% of the rights to mining concessions over the area of the San José de Gracia property and currently sees no competition for mining on the lands covered by those concessions.  If DynaMéxico were to re-start production activities, the sale of gold and any bi-products would be subject to global market prices; which prices fluctuate daily.   The Company was successful in selling gold concentrates produced from SJG in prior years; and the Company expects willing buyers for its produced products in the future.  Actual prices received by DynaMéxico would depend upon these global market prices, less processing charges and any deductions.

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POTENTIAL RISKS

Funding from Goldgroup Mining Inc. / Capital Contributions to Earn In Completed:

Funding for the exploration activity at SJG was primarily funded from the capital contributions to DynaMéxico from Goldgroup Mining Inc.  At March 15, 2011 Goldgroup deposited funds to bring its total deposits under the Earn In / Option Agreement to $ 18 M. USD. There is no certainty or requirement that additional funding from Goldgroup will continue or otherwise be available to the Company, or to DynaMexico.  Should the funding of Goldgroup cease, DynaMexico and the Company would be required to fund further exploration work through its own capital reserves, or to obtain alternate financing sources.  Any alternate funding sources could result in additional dilution to shareholders.

Potential Conflicts with Shareholder of DynaMéxico (Non-Controlling Interest Holder):

While the Company believes it has negotiated and authorized proper agreements which have provided for the financing and exploration of SJG, there exists potential for conflicts with Goldgroup Mining Inc.  Concurrently, MinerasDyna has been named the exclusive operating entity of the SJG Project; and MinerasDyna is owned 100 % by DynaResource and is managed by officers of DynaResource.  Also, DynaResource carries 50 % of the seats on the Board of Directors of DynaMéxico, and also carries 100% of the Seats on the Boards of MinerasDyna and 100% of the Seats of the Board of DynaOperaciones.  Mr. K.D. Diepholz, chairman and CEO of DynaResource, Inc. and Mr. Charles E. Smith, CFO of DynaResource, Inc. are the President and Treasurer respectively for DynaMéxico, MinerasDyna, and DynaOperaciones. Mr. Diepholz also holds all the powers of attorney for DynaMexico.  Inherent in the structure of Ownership and Operation of the SJG Project is the potential for conflicts or disagreements that could materially affect operations.

Mineable Resource

There is no certainty that the exploration activity at SJG would result in the definition of a mineable resource at SJG.  There  is no certainty that proven, probable, measured or indicated or inferred resources would be commercially producible.  If a commercial mineable resource is not confirmed at SJG, the Company’s investment at SJG could be at risk.

Company Interpretations and Estimates

The Company currently estimates the inferred resource at SJG in its own block model and resource calculations. There can be no assurance that the company’s interpretations or estimates will be proven correct, or that future results will be consistent with past results.

Feasibility Study / Economic Assessment Report

There can be no assurance that DynaMéxico will be able to complete a successful feasibility or economic assessment at the SJG project.  If DynaMéxico is not successful in its plan to complete the feasibility or economic assessment, the company’s investment at SJG could be at risk. Further, if the company is not able to complete a commercial feasibility study or positive economic assessment, it may not be successful in obtaining funding for production activities.

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50% of the Interest In and Revenue from DynaResource de México May be Owned by Goldgroup Mining Inc.:

At March 15, 2011 Goldgroup deposited Funds to DynaMexico which brought its total amount of funds contributed under the Earn In to $ 18 M. USD.  As a result, Goldgroup received an additional Stock Certificate in DynaMexico so that Goldgroup now holds 50% of the outstanding shares of DynaMexico.  As a result, DynaResource, Inc. and its shareholders retain only 50% of the shares of DynaResource de México.  Investors in the Company’s shares should be aware that any benefits derived from ownership of 50 % of the shares of DynaResource de México could be shared 50% with Goldgroup.

Employees

The Company has four employees in its corporate office in Dallas, Texas, three of which are officers, and it employs approximately thirty persons through its subsidiaries in México.

Governmental Regulation and Environmental Matters

Environmental laws that impact our operations include those relating to air quality, solid waste management and water quality. These laws are complex and subject to frequent change. They impose strict liability in some cases without regard to negligence or fault. Sanctions for noncompliance may include revocation of permits, corrective action orders, administrative or civil penalties and criminal prosecution. Some environmental laws provide for joint and several strict liabilities for remediation of spills and releases of hazardous substances. In addition, businesses may be subject to claims alleging personal injury or property damage as a result of alleged exposure to hazardous substances, as well as damage to natural resources. These laws also may expose us to liability for the conduct of or conditions caused by others, or for acts that complied with all applicable laws when performed. However, we have and continue to maintain excellent relations with the government authorities by compliance with the laws and communication with them concerning environmental matters.

PLAN OF OPERATION

Future Capital Contributions and Expenditures

Pursuant to the terms of the Earn In / Option Agreement, Goldgroup was to contribute a total of $ 18 M. USD, to DynaMéxico, on or before March 15, 2011.  As of March 15, 2011, Goldgroup had contributed $18,000,000 USD to DynaMexico, and DynaMexico issued additional shares to Goldgroup so that Goldgroup now holds a total of 50 % of the outstanding shares of DynaMexico.

“Resource” at San José de Gracia

The Company believes that DynaMéxico has outlined significant resources from drilling activity; at San Pablo, Tres Amigos, Palos Chinos, La Union, and La Purisima areas of SJG.  Further drilling is expected to outline additional resources at these target areas, while additional resources are also expected to be defined at La Prieta and the area Northeast of Tres Amigos.  Other areas at SJG indicate clear potential to develop resources as well.  However, there can be no assurance that any of the resources defined by current drilling would be mined and produced on a commercial scale.

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NI 43-101 Technical Report of Resources at SJG

In third Quarter of 2011, DynaMexico commissioned an NI 43-101 Technical Report in order to update the resources defined by drilling at SJG through March 31, 2011. The Company expects this 43-101 technical report to confirm its internal work with the Block model in Surpac at SJG, and also to confirm consistency with the company’s interpretation and estimates of resource. However, additional drilling and in-fill drill holes may be necessary in order to confirm consistency of grade and width between drill holes as of March 31, 2011.

Preliminary Economic Assessment / Feasibility

Considering the historic production reported from SJG and the results of the recent production operations, and the results of the drilling activity to date; and considering the Block model in Surpac being developed; and considering the Company’s manual estimate of resource at SJG;  the Company recognizes the potential for  a + 100,000 Oz. gold per year production operation at SJG.  The Company expects DynaMéxico to complete a preliminary Mining Plan and then a Preliminary Economic Assessment Report and/or a Feasibility Study to define the full scale production plans at SJG.

PROPERTIES

SAN JOSE de GRACIA, SINALOA, MEXICO (“SJG”):

Refer to the Company’s Web site at www.dynaresource.com.

An NI-43-101 Technical Report for SJG (“SJG 43-101”) has been commissioned by DynaMexico in order to update the Resources defined by drilling through March 31, 2011.  As this SJG 43-101is completed, approved and released by DynaMexico, it will be subsequently reported and released by the Company.

SELECTED FINANCIAL DATA

The following table sets forth general Selected Financial Information for the Company.  Such information has been derived from the Un-Audited Financial Statement of the Company dated September 30, 2011.   Please refer to the Audited Financial Statements of the Company, and including the notes thereto, for detailed information.

BALANCE SHEET:	September 30, 2011

ASSETS:

Cash	$2,921,405.
Receivables (Foreign Tax)	$49,782.
Other Current Assets	$265,506.
Mining Properties (Net)	$4,217,681.
Fixed Assets	$987,940.
Other Assets	$75,878.

TOTAL ASSETS	$8,518,192.

LIABILITIES (Selected Accounts):

Accounts Payable	$11,143.
Accrued Expenses	$48,748.
Stockholders’ Equity	$11,845,402.
Non-controlling Interest	$(3,387,101.	)

TOTAL LIABILITIES and EQUITY	$8,518,192.

MANAGEMENT
A Vote FOR the Election of the Board of Directors, will be Voting to Re-Elect the Current Board of Directors for the period March 16, 2011 – December 31, 2012.  The Elected Board of Directors will meet immediately following the Annual Meeting to Elect Officers for the Corporation for the period through December 31, 2012.

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OFFICERS & DIRECTORS (5/ 2007 -  3/15/’11):

NAME	AGE	POSITION

K.D. DIEPHOLZ	54	CHAIRMEN / CEO, Treasurer
		DIRECTOR

CHARLES E. SMITH	54	CHIEF FINANCIAL OFFICER, Secretary;
		DIRECTOR

MELVIN E. TIDWELL	78	DIRECTOR

BRAD SAULTER	50	Vice-President / Investor Relations

K.D. DIEPHOLZ, Chairman, Chief Executive Officer, Treasurer and Director, Mr. DIEPHOLZ graduated from Lake Land College in Illinois, with a degree in business administration. In 1984, Mr. DIEPHOLZ founded KWD Properties Corporation, a privately held oil and gas exploration company involved in all phases of exploration, development and production; including the negotiation, acquisition and operation of oil & gas properties.  During the transition from oil & gas to precious metals, Mr. DIEPHOLZ worked in investment and financial planning. In 1992, Mr. DIEPHOLZ co-founded Dynacap Group Ltd, a private investment company involved in financing, consulting, mergers and acquisitions.  Since 1992, Dynacap Group Ltd. has provided consulting services to a variety of companies, including resource companies.  In 1994, Mr. DIEPHOLZ, and affiliated parties, acquired DynaResource (formerly "West Coast Mines, Inc."), and installed a new board of directors.  The company's only asset at that time was 560 acres of wholly owned mining property and real estate in Humboldt County, Winnemucca, Nevada.  Mr. DIEPHOLZ has been instrumental in the negotiations of:  the acquisition of 24.9 % Net Profits Interest in the San José de Gracia in 1995;  the acquisition of an additional 25 % interest in San José de Gracia in 1998;  the acquisition and consolidation of 100 % of the rights to the San José de Gracia from prior owners, culminating at March, 2000;  the acquisition and consolidation of several outstanding Concessions at the San José de Gracia from previous Mexican owners during 2000-3; the Direction and Management of the production operation at SJG; and the negotiation of the Stock Purchase / Earn In Agreement with Goldgroup Mining, Inc. in 2006.  Mr. DIEPHOLZ is the current Chairman / Ceo of the Company; and he holds the same position with DynaResource Nevada, Inc., an affiliated Company.  Mr. DIEPHOLZ is also the current President of the following subsidiaries of the Company in Mexico; DynaResource de Mexico (“DynaMexico), Mineras de DynaResource (“Mineras Dyna”), and DynaResource Operaciones (“DynaOperaciones”);  And, Mr. DIEPHOLZ is also the President of DynaNevada de Mexico, the wholly owned subsidiary of DynaResource Nevada Inc.  Mr. DIEPHOLZ and Dynacap Group Ltd. have arranged for and provided funding and consulting services to the Company since 1994.

Charles E. Smith, Chief Financial Officer, Secretary, Director (February 15, 2006 +); accepted the positions with DynaResource at February 15, 2006.  Mr. Smith graduated from Boston University, Boston, Massachusetts in 1979 and since that time has been a Certified Public Accountant involved in all phases of business, including the audit of companies and tax matters. Mr. Smith has significant experience in accounting and securities matters, and is a consultant to various companies.  Mr. Smith (1992-Present) is Chairman to this Consulting and Management Firm, directing the management of certain Limited Liability and other Investment Companies.

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Melvin E. Tidwell, Director, joined the Company in 1994 as a Director.  Mr. Tidwell is also the founder and President of Tidwell & Associates, a private engineering consulting firm.  Prior to opening his own consulting firm, Mr. Tidwell was a control systems and instrument engineer on over 80 projects, including over 50 startup projects.  Some of the projects were with major companies including: Chevron, Exxon, Union Oil, Texaco, LaGloria Oil and Gas, Liquid Carbonics, Celanese Mexicana, Arco, Placer Cego and Kyodo Oxygen.  Mr. Tidwell's engineering, management and startup skills were employed at the following types of facilities: gas treating and sulfur recovery plant, linerboard paper mill, hydrogen plants, ethanol plant, crude distillation facility, offshore oil and gas facility, oil production facility, amine plant and sulfur plant.  Mr. Tidwell is a Professional Engineer registered in California in 1977.

Brad J. Saulter, Vice President, Investor Relations, Prior to joining the Company in 1995, Mr. Saulter was a Regional Manager for Lugar, Lynch & Associates, A Dallas Financial Services Company, Involved in Sales & Marketing of Various Investment Products; Independent Marketing Consultant; Series 22 & 63 Securities License; Vice President / Marketing – Dynacap Group Ltd. (1992-Present); Vice President / Investor Relations – DynaResource, Inc., a Junior Public Resource Investment / Development Company, Dallas (1995-Present).

TECHNICAL ADVISORS:

The Company has retained the services of Mexico based Geologist Pedro Ignacio (Nacho”) Teran Cruz, to advise, monitor, and interpret the exploration activities of DynaMexico at the San Jose de Gracia Property.   Mr. Teran is a successful and respected Geological Consultant in Mexico, and is credited with defining significant resources at several projects.  Some of Mr. Teran’s Project experiences are described below:

-	DynaResource, Inc.; San Jose de Gracia Gold Project /Sinaloa Mexico; Consultant, Block Model and Resources Estimation, Exploration Advisor;

-	DynaNevada de Mexico; Santa Gertrudis gold Project / San Luis Potosi; Exploration Director;

-	Pediment Exploration (Sold to Argonaut); Las Colinas Gold Project/ Baja Calif. Mex.; Project Manager; 2 million Ounces Gold deposit

-	Linear Gold Corporation / Ixhutan Gold Project /Chiapas Mexico; Block Model and Resources Estimation;

-	Tara gold Resources; various projects /Sierra Madre Occidental, Mex.; Consultant

-	Mital Steel/ Iron Project; /Michoacan Mexico; Block Model and Pit design, Reserve Calculation;

-	Nevada Pacific Gold; Magsitral Gold Mine / Sinaloa Mexico; Manager of Geology department (open pit gold mine);

-	Santa Cruz Gold; Lluvia de Oro Gold Mine / Sonora, Mex.; Geology Superintendent (open pit Gold mine);

-	Hecla Mining; La Choya Gold Mine / Sonora Mex.; Mine Geology ( open pit Gold Mine);

-	Placer Dome Inc; Mulatos Gold Project / Son. Mex.; Project Manager ( Gold deposit);

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LEGAL AGENT and REPRESENTATIVE (DYNAMEXICO):

DynaMexico, in March 2000, retained the legal services of Urias Mexican Legal Consulting, Mr. Abraham Urias, to serve the Company as its legal agent, and to provide for the complete and thorough acquisition and maintenance of Concessions to the San José de Gracia Property.

Abraham Urias Romero, Urias Mexican Legal Consulting, Vancouver, British Columbia; Mr. Urias obtained his law degree in 1989 from the University of Mazatlan, Mexico, a private institution recognized nationally for its legal program.  Prior to his graduation, Mr. Urias published a 120 page thesis on Mexican Constitutional Law. Mr. Urias gained legal experience in Family and Commercial Law, and worked with the National Bank of Mexico (Banamex) as legal counsel.  Mr. Urias served as Director of the Canada - Mexico Business Centre, a private initiative undertaken with the Southern Alberta Institute of Technology, where he provided legal training to Canadian Traders and Investors who were interested in benefiting from the North American Free Trade Agreement (NAFTA).  Mr. Urias has been fully certified as a Spanish Interpreter by the Canadian Department of Citizenship and Immigration.   In 1994, Mr. Urias incorporated Urias Mexican Legal Consulting, a Vancouver-based legal consulting firm specializing in managing the legal requirements of foreign companies operating in Mexico.  Since its incorporation, Urias has assisted North American companies in the negotiation, preparation, and administration of exploration purchase agreements and Joint Ventures, and in the acquisition of mineral properties in Mexico.  Urias has extensive experience in dealing with Mexican mining authorities including the General Director of Mines, the Mineral Resources Council, the Mining Development Trust, and the Mining Recorders Office.  Most recently, Mr. Urias was named special Advisor to the Economic Development Council of the State of Sinaloa, Mexico.

VOTING RIGHTS AND PRINCIPAL SHAREHOLDERS

The Record Date for: the Determination of Shareholders entitled to receive the Notice of Annual Meeting; and, for Determination of Shareholders Entitled to Vote at the Annual Meeting on December 27, 2011 is December 09, 2011.  On the Record Date, there were 10,395,868 Shares of $.01 Par Value Common Stock of the Company (“The Common Stock”) Issued and Outstanding.   SEE NOTES BELOW:

Each Currently Outstanding Share of Common Stock (Total of 10,395,868) is entitled to One (1) Vote on all Proposals and any other Matters coming before the Annual Meeting.  Neither the Articles of Incorporation of the Company, nor the Company By-Laws, provide for Cumulative Voting Rights.  A Vote of a Majority of the Total Current Shares Outstanding is necessary to Approve the Proposals set before the Annual Meeting.

PRINCIPAL SHAREHOLDERS

The following table sets forth the names of persons, who own 5 % or more of the Company's Common Stock, either of Record or Beneficially, and all Officers and Directors of the Company.

Common Shares and Percentages Owned

		Common Shares Owned	Percentage

Officers and Directors:

K.D. Diepholz	Officer & Director	1,434,915	13.80%
Charles E. Smith	Officer & Director	142,135	1.37%
Charles E. Smith (through Family LP.)		335,250	3.22%
Melvin E. Tidwell	Director	75,845	0.73%
Brad J. Saulter	Officer	112,531	1.08%

All officers, directors and 5% shareholders as a group		2,100,691	20.21%

•
Mr. K.D. Diepholz , the Chairman / CEO of the Company, holds 1,000 “Preferred Shares” of the Company.  The holder of the preferred shares retains the right to elect a majority of the Members of the Board of Directors.

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SHAREHOLDERS COMMITTEE

A Special Committee, the DynaResource Shareholders’ Committee, (“Dyna SC”), comprised of Five (5) current Shareholders of the Company as named below; for the purpose and responsibility of approving the “Succession Plan” as set forth by the Company and in Voting Trust Agreement; has been established to vote or otherwise represent the voting interests of certain shares of the Company to be covered under the Succession Plan and Voting Trust Agreement.  The Initial members appointed to the Dyna SC and under the Voting Trust Agreement are:

A.           Mr. Dale Langenderfer;
B.           Mr. Paul Menegay;   Chairman;
C.           Mr. John Wasserman;
D.           Mr. Larry Ulrich;
E.           Mr. William Cantrell;

The Preferred Shares held by K.D. Diepholz are included under the Succession Plan and Voting Trust Agreement.

Options and Warrants

There are 25,000 Options outstanding at December 07, 2011.  An additional 25,000 Options will vest each 90 days from October 1, 2011 to July 1, 2012 (total of 75,000 Options).  All 100,000 Options are exercisable at $ 4.00 per share;  and expire October 1, 2014.

o	No options were exercised or cancelled since issuance.

The Company’s stock price was $ 4.15 per share at December 7, 2011 and, therefore, exercise of the outstanding options would have been considered dilutive if the Company had not incurred a net loss.

VOTING INTENTIONS

The Principal Shareholders shown above, in accordance with the Number of Shares currently held (of the 10,395,868 Shares currently outstanding); intend to Vote FOR the Proposals listed in this Proxy Statement.

OTHER VOTING OR NON-VOTING MATTERS

Any Questions regarding this Notice of Annual Meeting and Proxy Statement, or any questions regarding any other Matter pertinent to the Company or its business may be directed to the Company at its Administrative Office.

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DYNARESOURCE, INC.
The URBAN TOWERS
222 W. LAS COLINAS BLVD. / Suite 744 East Tower
Las Colinas / Irving, TX.  75039
(972) 868-9066 / Fax:  868-9067
(866) 980-3962 / E-Mail:  info@dynaresource.com
Web Site:  www.dynaresource.com

PROXY STATEMENT / ELECTIONS FORM
(Date of Notice – December 09, 2011)

ANNUAL MEETING of SHAREHOLDERS
(DATE OF MEETING – DECEMBER 27, 2011)

SOLICITATION AND REVOCABILITY OF PROXIES

This Proxy Statement is provided in connection with the solicitation of proxies by the Board of Directors of DYNARESOURCE, INC., a Delaware Corporation (the “Company”); for use at the Annual Meeting of Shareholders of the Company to be held on DECEMBER 27, 2011.  This Annual Meeting of Shareholders as set forth below is being held for the purpose(s) described in the accompanying Notice of the Annual Meeting of Shareholders, and any adjournment(s) thereof.  The mailing of these proxy materials is to be made during the second week of December, 2011.  The RECORD DATE for determining Voting Rights is December 9, 2011.

Any and All Shareholders of DynaResource, Inc. retain the unconditional right to revoke his Proxy, at any time prior to the Voting thereof, either in Person at the Annual Meeting, or by giving Written Notice of such Revocation to the Company, addressed to Mr. K.D. DIEPHOLZ, Chairman / CEO, C/O DynaResource, Inc., 222 W. LAS COLINAS BLVD., SUITE 744 EAST TOWER, Las Colinas / Irving, TX.  75039.  No such Revocation shall be Effective until such notice of Revocation has been received by the Company, and prior to the Annual Meeting.

If the Proxy in the accompanying form is properly executed and not revoked, the shares represented by the Proxy will be voted in accordance with the Elections SET FORTH THEREON.  If No Elections are Indicated on the Proposals given, the shares represented by the Proxy will be voted FOR the Proposals listed in “Purpose of Annual Meeting / VOTING MATTERS” (below), of this Proxy Statement.  Shares represented by Proxies NOT RECEIVED by the Company at the time of Annual Meeting will NOT be voted.  Shares Owned may be voted by delivering the elections page(s) to the Company, in person, or by mail, or by fax to the Company at (972) 868-9067.

The cost of preparing, printing, assembling, and mailing the Notice of the Annual Meeting of Shareholders and this Proxy Statement, and the cost of forwarding material to beneficial owners of Common Stock, will be paid by the Company.

MEETING PLACE AND TIME

The Annual Meeting for DynaResource, Inc. will be held in the Amphitheatre Room of the Four Seasons Resort and Club, 4001 N. MacArthur, Las Colinas / Irving, Texas 75039;  at 3:00 PM (CST.) on Tuesday, December 27, 2011.  The Meeting will continue until completed.

PURPOSE OF ANNUAL MEETING / VOTING MATTERS

MR. K.D. Diepholz, Chairman / CEO of the Company, holds 1,000 Preferred Shares of the Company, which allows Mr. Diepholz to Elect a Majority of the Company’s Board of Directors.  Mr. Diepholz is electing the following to the Board.

CHAIRMAN:    KD DIEPHOLZ                                           DIRECTOR:    CHARLES SMITH

The Shareholder meeting is for the Common Shareholder to Consider and Act upon the following Matters:

1.	To Elect a third member to the Board of Directors of the Company for the Period ending at the next Annual Meeting.

The Current Directors of the Company are described in the December 7, 2011 Proxy Statement, “Management”.  An Election FOR will Elect to the Board of Directors Melvin Tidwell, who is currently serving the Company, for the period ending at the next Annual Meeting.

          DIRECTOR:   MELVIN TIDWELL

          FOR    [           ]       AGAINST    [           ]

2.
To amend the Certificate of Incorporation of the Company in order to increase the number of Authorized shares of Common stock from the currently authorized 12,500,000 shares to 25,000,000 shares (the "Amendment");

With regard to PROPOSAL 2, The INCREASE IN AUTHORIZED SHARES OF COMMON STOCK TO 25,000,000 SHARES; the Company provides the following comments:

Overview

The Board of Directors has adopted and we are seeking a majority of the Stockholders to approve an amendment to our Certificate of Incorporation (as amended, the "Certificate of Incorporation") to increase the total number of authorized shares of common stock of the Company from 12,500,000 shares to 25,000,000 shares (the "Amendment").

Purpose and Effect of the Amendment

As of the Record Date (December 9, 2011), there were 12,500,000 Shares authorized and 10,395,868 shares of common stock issued and outstanding; and 10,000 Preferred Shares Authorized, par value $ .01 per share, with a total of 1,000 shares of Preferred Stock issued in 2006 to K.D. Diepholz, our Chairman and CEO, which 1,000 Issued Preferred Shares carry the right to elect a majority of the Company’s Board of Directors.

The current Board of Directors considers the Amendment to be in the best interests of the Company and its shareholders to increase the authorized shares of common stock to 25,000,000 shares, in order to have the required common shares available to complete a financing and/or an acquisition. We do not currently have any agreements or other commitments to issue any shares of common stock.

          FOR    [           ]       AGAINST    [           ]

The Company also includes in this Proxy Statement and information for shareholder reference the Company’s Annual Report on Form 10-K for the year ended December 31, 2010 as filed with the Commission.

SHAREHOLDER NAME:

SIGNATURE:

NUMBER OF SHARES:

2

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM  10-K

[X]	ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the fiscal year ended December 31, 2010

[ ]	TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the transition period from _________________________ to _________________________

Commission File Number:  000-30371

DYNARESOURCE, INC.
(Exact name of Registrant as specified in its charter)

Delaware	94-1589426
(State of Incorporation)	(Employer Identification No.)

222 W. Las Colinas Blvd., Suite 744 East Tower Irving, Texas	75039
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number:   Phone:  (972) 868-9066;  Fax:  (972) 868-9067

Securities to be registered pursuant to Section 12(b) of the Act:
None

Securities to be registered pursuant to Section 12(g) of the Act:

Common Stock;  $ .01 Par Value
(Title of Class)

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.

Yes [X]                                No [   ]

Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K (§ 229.405 of this chapter) is not contained herein, and will not be contained, to the best of registrant’s knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K.  [  ]

Indicate by a check mark whether the Registrant is a large filer, an accredited filer, non-accredited filer, or a smaller reporting company. See the definitions of “large accredited filer”, “accredited filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large Accelerated Filer [ ]	Accelerated Filer [ ]

Non-Accelerated Filer [ ]	Smaller Reporting Company [X]

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Act).

Yes [   ]                                No [X]

The aggregate market value of common stock, par value $0.01 per share, held by non-affiliates of the registrant, based on the average bid and asked prices of the common stock on June 30, 2010 (the last business day of the registrant’s most recently completed second fiscal quarter) was approximately $21.1 million.  For purposes of this computation, all officers, directors and 5% beneficial owners of the registrant are deemed to be affiliates.  Such determination should not be deemed an admission that such officers, directors or 5% beneficial owners are, in fact, affiliates of the registrant.

Number of preferred shares outstanding at March 8, 2011           1,000

Number of common shares outstanding at March 8, 2011            9,870,485

TABLE OF CONTENTS

PART I

ITEM 1.	Description of Business	3
ITEM 2.	Description of Property	13
ITEM 3.	Legal Proceedings	16
ITEM 4.	Submission of Matters to a Vote of Security Holders	16

PART II

ITEM 5.	Market for Registrant’s Common Equity and Related Stockholders Matters	17
ITEM 6.	Selected Financial Data – Not Required for Smaller Reporting Company	17
ITEM 7.	Management’s Discussion and Analysis of Financial Condition and Results of Operation	17
ITEM 8.	Financial Statements and Supplementary Data	35
ITEM 9.	Changes in and Disagreements with Accountants on Accounting and Financial Disclosure	52
ITEM 9A.	Controls and Procedures	52
ITEM 9B.	Other Information	53

PART III

ITEM 10.	Directors, Executive Officers and Corporate Governance	54
ITEM 11.	Executive Compensation	55
ITEM 12.	Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters	57
ITEM 13.	Certain Relationships and Related Transactions, and Director Independence	58
ITEM 14.	Principal Accounting Fees and Services	58

PART IV

ITEM 15.	Exhibits and Financial Statement Schedules	59

SIGNATURES		60

EXHIBIT INDEX

Exhibit 31.1	Certification of Chief Executive Officer, pursuant to Rule 13a-14(a) of the Exchange Act, as enacted by Section 302 of the Sarbanes-Oxley Act of 2002
Exhibit 31.2	Certification of Chief Financial Officer, pursuant to Rule 13a-14(a) of the Exchange Act, as enacted by Section 302 of the Sarbanes-Oxley Act of 2002
Exhibit 32.1	Certification of Chief Executive Officer and Chief Financial Officer, pursuant to 18 United States Code Section 1350, as enacted by Section 906 of the Sarbanes-Oxley Act of 2002

PART I

FORWARD-LOOKING STATEMENTS

This annual report on Form 10-K includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, which we refer to in this annual report as the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, which we refer to in this annual report as the Exchange Act. Forward-looking statements are not statements of historical fact but rather reflect our current expectations, estimates and predictions about future results and events. These statements may use words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “predict,” “project” and similar expressions as they relate to us or our management. When we make forward-looking statements, we are basing them on our management’s beliefs and assumptions, using information currently available to us. These forward-looking statements are subject to risks, uncertainties and assumptions, including but not limited to, risks, uncertainties and assumptions discussed in this annual report. Factors that can cause or contribute to these differences include those described under the headings “Risk Factors” and “Management Discussion and Analysis and Plan of Operation.”

If one or more of these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, actual results may vary materially from what we projected. Any forward-looking statement you read in this annual report reflects our current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to our operations, results of operations, growth strategy and liquidity. All subsequent written and oral forward-looking statements attributable to us or individuals acting on our behalf are expressly qualified in their entirety by this paragraph. You should specifically consider the factors identified in this annual report which would cause actual results to differ before making an investment decision. We are under no duty to update any of the forward-looking statements after the date of this annual report or to confirm these statements to actual results.

Item 1.  Business

Company.
DynaResource, Inc., the Company described herein, is a Delaware corporation, with offices located at 222 W. Las Colinas Blvd., Suite 744 East Tower, Irving, Texas 75039. It can be reached by phone at (972) 868-9066 and by fax at (972) 868-9067.

History.
The Company was incorporated in the State of California on September 28, 1937, under the name West Coast Mines, Inc. In November 1998, the Company re-domiciled its corporate charter from California to Delaware and changed its name to DynaResource, Inc.

The Company is in the business of acquiring, investing in, and developing precious metal properties, and the production of precious metals.

In 2000, the Company formed a wholly owned subsidiary, DynaResource de Mexico S.A. de C.V. chartered in Mexico (“DynaMexico”).  This Company was formed to acquire, invest in and develop resource properties in Mexico.  In 2005, the Company formed DynaResource Operaciones de San Jose De Gracia S.A. de C.V. (“DynaOperaciones”) and acquired effective control of Mineras de DynaResource S.A. de C.V. (formerly Minera Finesterre, S.A. de C.V.) (“MinerasDyna”).  The Company owned 25% of MinerasDyna and acquired effective control by acquiring the option under agreement to purchase the remaining 75% of the Shares outstanding for the Company. The Company exercised the option to acquire the remaining 75 % of MinerasDyna in January 2010; and it now owns 100 % of Mineras Dyna.

DynaMexico holds title to all mining concessions and all assets relating to the San Jose de Gracia mining property (“SJG”). DynaMexico has entered into an operating agreement with MinerasDyna whereby MinerasDyna has been named the exclusive operator of the SJG; and MinerasDyna has subsequently entered into a personnel services agreement whereby DynaOperaciones registers and manages personnel in Mexico.

The San Jose de Gracia mining property surrounds the area of San Jose de Gracia, Sinaloa State, Mexico. San Jose de Gracia is located on the west side of the Sierra Madre Mountains, approximately 100 kilometers inland from Los Mochis, Sinaloa Mexico and approximately 200 Kilometers north of Mazatlan, Sinaloa. The SJG property (“SJG”) is described in more detail in this Form 10-K, under the Section titled “PROPERTY”.

SJG reports 1,000,000 Oz. gold historical production from a series of underground workings.  471,000 Oz. is reported produced at the La Purisima area of SJG, at an average grade of 66.7 g/t; and 215,000 Oz. is reported produced from the La Prieta area, at an average grade of 27.6 g/t. Mineralization at SJG has been traced on surface and underground over a 15 square kilometer area.

A drill program was conducted at SJG in 1997 - 1998 by a prior majority owner.  Approximately 6,172 meters drilling was completed in 63 core drill holes. Significant intercepts, including bonanza grades, outlined Down Dip potential of the Northeast section (150 Meter NE to SW extent of the Drilling) of the Los Hilos to Tres Amigos Trend of SJG.  Surface and underground sampling in 1999 - 2000 confirmed high grades in historic workings and surface exposures throughout the project area.  These high grades outline the presence of ore shoots developed within the veins.  The ore shoots appear to be controlled by dilational jogs and/or vein intersections. A total of 544 samples were collected in 1999-2000, and assayed an average 6.51 grams/ton gold.

DynaMexico was formed in March, 2000, in order to acquire and consolidate the SJG district.  DynaMexico focused on this acquisition and consolidation work through December, 2003, at which time DynaMexico reported a 100 % ownership of the SJG District.

DynaMexico, conducting activities through its operating sister companies MinerasDyna and DynaOperaciones, mined high-grade veins at the San Pablo area of SJG from mid 2003 to June 2006.  18,000 Oz. gold was produced and sold; from mined tonnage of 42,250 tons, at an average grade of approximately 20 g/t.  Production costs were reported at approx. < $ 175. / Oz. in this small scale, pilot production operation.

Mined Tonnage	42,250
Production (Oz Au)	18,000 Oz
Average Grade	20 g/t
Recovery Efficiency (Plant)	85%
Recovery in Concentrate (Sales)	90%
Production Cost (Average, 4 Years)	$175 / Oz

The small scale mining and production activities at SJG consisted of improvements to an existing mill, including the installation of a gravity / flotation processing circuit, and initial test runs with tailings were completed in 2002.  Actual mining at the higher grade San Pablo area of the property commenced in March 2003.  On an annual basis, The Company reported the following results of production activities from March 2003 through June, 2006:

•	Mined tonnage reported of 7,500, 13,500, 17,500 and 3,750; for years 2003, 2004, 2005 and 2006, respectively;

•	Average mined grades reported of 25 g/t, 25 g/t, 15 g/t and 12 g/t for years 2003, 2004, 2005 and 2006, respectively;

•	Production in ounces gold reported of 4,750, 7,500, 5,000 and 750 for years 2003, 2004, 2005 and 2006, respectively;

•	Expenses on an accrual basis of $ 733,626, $ 1,305,344, $ 1,485,482, and $ 494,422 for years 2003, 2004, 2005 and 2006, respectively;

•	Revenues on an accrual basis of $ 1,543,237, $ 3,259,041, $ 2,169,609 (less $ 375,110 in concentrate losses) and $ 1,647,665 for years 2003, 2004, 2005 and 2006, respectively;

•	Costs per ton reported of $ 97.81, $ 93.92, $ 87, and $ 131. for years 2003, 2004, 2005 and 2006, respectively;

•	Costs per ounce gold produced reported of $ 125, $ 125, $ 240 and $ 491 for years 2003, 2004, 2005 and 2006, respectively.

The Company notes the reduced average mined grade in 2005 and 2006, resulting from geologic faulting at San Pablo, as the reason for higher production costs per oz., even while the production costs per ton were reduced during 2005.  And, the increase in costs in 2006 included the costs of suspending the production activity and costs of termination of employees.

Suspension of Production Activities

The Company initiated the test production activity in 2003 at the time gold prices were depressed, and when exploration funding opportunities, while available, were deemed to be too dilutive by Company management. While the Test production was considered successful (see results above), a small scale production activity was not expected to provide the necessary capital in order to explore a project the size of SJG.  However, The Company expects the results of the production activity to provide significant benefits to the exploration drilling to be conducted at San Pablo and other areas of SJG; while at the same time confirming production grades, efficiency of recoveries, and production costs.  The Company believes this small scale mining works have laid the foundation for the scaling up of production at SJG in the future. The Company further believes that overall production costs can be significantly reduced in a larger scale operation.

As gold prices continued to appreciate into 2006, exploration financing opportunities increased and the Company negotiated and entered into the “Earn In / Option agreement with Goldgroup Resources Inc., Vancouver, BC, dated September 1, 2006.  The Terms of the Earn In / Option agreement provides for $ 18,000,000 USD financing, and exploration expenditures at SJG, by Goldgroup to DynaMexico, in exchange for Goldgroup’s earning of 50 % of the Shares of DynaMexico, while also providing for the involvement of proven industry professionals in the SJG project.  (See Earn In / Option Agreement.)

Material Agreements

Earn In / Option Agreement.

On September 1, 2006 the Company signed a “Stock Purchase and Earn In Agreement” (“Earn In”) between DynaResource, Inc. (“DynaResource”), DynaResource de Mexico SA. de CV.  (“DynaMexico”), (“Seller”), and Goldgroup Resources Inc. of Vancouver, British Columbia, now Goldgroup Mining Inc., (“Goldgroup”), (“Buyer”), and Together, (“the Parties”).

The Earn In provides for the sale of up to fifty per cent (50%) of the total outstanding shares of DynaMexico, which at the time of the agreement was the wholly owned subsidiary of DynaResource, and the owner of the San Jose de Gracia District in northern Sinaloa, Mexico (“SJG”); in exchange for the total cash contributions to DynaMexico, and expenditures related to the exploration and development of the SJG, in the amount of Eighteen Million Dollars USD. ($18,000,000) by Goldgroup; contributed in four (4) Phases, as set forth below:

Phase	On or before	Amount of Funds to be deposited to DynaMexico (For SJG Expenditures)	Interest Earned (by Goldgroup in DynaMexico)	Cumulative Interest Earned (by Goldgroup in DynaMexico)
1.	June 15, 2007	$1,000,000	0%	0%; Completed.
2.	March 15, 2008	$2,000,000	15%	15%; Completed.
3.	September 15, 2009	$3,000,000	10%	25%; Completed.
4.	March 15, 2011	$12,000,000	25%	50%; In Process.

Pursuant to the Earn-In agreement:

➢
DynaResource attached the “SJG Title Opinion”, compiled by Urias Romero Y Asociados, Abraham Urias, Mazatlan, Sinaloa, with attachments and schedules; describing the status and position of DynaMexico and affiliated companies in Mexico, and confirming the 100 % ownership and status of the Mining Concessions comprising the SJG District in Sinaloa, Mexico;

➢	DynaResource attached its Audited Consolidated Financial Statements at December 31, 2005;

➢	The Parties agreed to a revised setting of the Board of Directors of DynaMexico, to:

•	Two (2) members of DynaResource; K.D. Diepholz, Chairman / CEO of DynaResource as President; and, Charles E. Smith; CFO of DynaResource;

•	One (1) member of Goldgroup; Keith Piggott, CEO of Goldgroup;

➢	The SJG Management Committee is formed to approve budgets and expenditures pursuant to the Earn In. The setting of the Management Committee is:

•	Two (2) members of Goldgroup; Keith Piggott, CEO of Goldgroup as Chairman; and, John Sutherland, CFO of Goldgroup;

•	One (1) member of DynaResource; K.D. Diepholz, Chairman / CEO of DynaResource;

➢	Members of the management committee may be changed as subsequently agreed.

➢	The Parties agreed to cooperate to develop the SJG Property, in the best interests of the Project.

Memorandum of Understanding, (“MOU”):

In order to clarify and confirm the operating structure at SJG, DynaResource, Inc., DynaResource de Mexico, and Goldgroup Mining Inc. (the Parties to the Earn In / Option Agreement); and together, “the Parties”) entered into a “Memorandum of Understanding” (the “MOU”), dated July 29, 2008.  The MOU provides for:

•	Mineras de DynaResource (“MinerasDyna”) as the exclusive operating entity at SJG, pursuant to the operating agreement with DynaResource de Mexico (“DynaMexico’);

•	DynaMexico owns the SJG 100%, and all records, data and information pursuant thereto. Any information disseminated regarding SJG must be disclosed as originating from DynaMexico;

•	The SJG Management Committee is not a legal entity and has no authority or ability to sign contracts or incur obligations or liabilities to DynaMexico, MinerasDyna, or DynaOperaciones;

•	The SJG Management Committee does not have the authority to act for or represent DynaMexico, MinerasDyna, DynaOperaciones, or the SJG Property;

•	All personnel or consultants related to the SJG Project must be employed or contracted through MinerasDyna or DynaOperaciones and must be accountable to the employing / contracting entity;

Since the inception of the Earn In Agreement, and as of December 31, 2008, Goldgroup had deposited sufficient funds to complete Phases 1, 2 and 3 of the Agreement, and as a result, Goldgroup has received 25% of the outstanding common stock of DynaMexico.  As of December 31, 2010, Goldgroup had deposited $14,000,000 USD to DynaMexico, with approximately $150,978,000, Mexican Pesos reported in qualified expenditures.

Phase 1, 2 and 3 of the Earn In / Option Agreement; Activity and Results

•
In Phase 1 of the Earn In Agreement,  approximately 3,400 meters drilling was accomplished in 22 core drill holes (SJG 07-01 to SJG 07-22); as well as geochemical sampling and mapping, and data consolidation into Surpac Software.

•	In Phase 2 of the Earn In Agreement, approximately 5,500 meters was completed in 23 core drill holes (SJG 07-23 to 07-45).

•	In Phase 3 of the Earn In Agreement, approximately 15,150 meters was completed in 56 core drill holes (SJG 08-46 to SJG 08-101).

•	In Phase 4 of the Earn In Agreement, and at December 31, 2008, approximately 5,950 meters were completed in 25 core drill holes (through SJG 08-126).

•	Continuing with Phase 4 of the Earn In Agreement, in 2009 and at December 31, 2009, an additional 4,000 Meters was completed in 21 Drill Holes (through SJG 09-147.)

At December 31, 2009, a total of 34,000 meters drilling had been completed in 147 drill holes, and financed pursuant to the Earn In Agreement.

•	Continuing with Phase 4 of the Earn In Agreement, in 2010 and at December 31, 2010, an additional 22,431 Meters was completed in 92 Drill Holes (through SJG 10-239).

At December 31, 2010, a total of 56,231 meters drilling has been completed in 239 core drill holes, financed pursuant to the Earn In Agreement. (The “SJG Drill Summary File through 10-239”, describing the intercepts of all core drill holes through December 31, 2010, and including the previous drilling results of 1997-1998, is attached as Exhibit 99.1 to this Form 10 / K.)  Drilling Highlights by target area are described in the Management’s Discussion and Analysis, Item 7.

These drilling Results obtained through December 31, 2010 confirm extensions of mineralization, down dip of historical workings at SJG, with confirmation of high grade gold (as measured in grams per ton) which are consistent with historical and recent production. And, in some areas of drilling, bonanza grades have been confirmed which may provide specific targets for significant production of gold oz. from small tonnages. Specifically, San Pablo, Tres Amigos, La Purisima, and La Union areas have reported significant results, which have begun to define an inferred resource in those areas.  Continuing Phase 4 drilling will be targeted at San Pablo, Tres Amigos, La Prieta, La Union and La Purisima.  In spring, 2011, the Company expects DynaMexico to commission a 43-101 compliant report of the current “resources” defined at SJG.  (See Management’s Discussion and Analysis, Item 7).

The Company maintains approximately 30 employees. Three employees are corporate officers and work in the corporate office in the United States.  Other employees are maintained through DynaOperaciones in Mexico.  The Company also retains legal counsel in the US, legal counsel in Mexico, and it retains as consultants a senior geologist and junior geologist in Mexico.

Item 1A.                      Risk Factors.

Business Risk

The Company is involved in the business of exploration and development of resource properties, which carries the inherent risk of failure

The exploration and development of mineral deposits involve significant risks which a combination of careful evaluation, experience and knowledge may not eliminate.  There is no assurance that the Company’s exploration programs will result in any discoveries of commercial ore bodies.  The company has numerous competitors, many with greater financial, technical, capital, and other resources.

Nature of Mineral Exploration and Mining

The Company’s future is dependent upon its exploration programs.  The exploration and development of mineral deposits involve significant risks over significant periods of time.  It is impossible to ensure that the current or proposed exploration programs on the Company’s property will result in a profitable mining operation.

Whether a mineralized deposit will be commercially viable depends on many factors, such as size and grade of the deposit, proximity to infrastructure, financing costs, regulations, environmental protection, commodities prices, taxes, political risks.  The impact of these factors cannot be accurately predicted, but the combination of factors may result in the Company’s failure to provide a return on investment.

Competitive Business Conditions

The company competes with many larger, well capitalized companies which places the Company at a competitive disadvantage

The Company competes with many companies in the mining business, including large, established mining companies with substantial capabilities, personnel, and financial resources. There is a limited supply of desirable mineral lands available for claim-staking, lease, or acquisition in Mexico where the Company’s activities are focused. The Company may be at a competitive disadvantage in acquiring mineral properties, since it competes with companies which have greater financial resources and larger technical staffs. From time to time, specific properties or areas which would otherwise be attractive for acquisition or exploration are unavailable due to their previous acquisition by competitors or due to the Company’s lack of financial resources.

Competition in the industry is not limited to the acquisition of mineral properties, but also extends to the technical expertise to find, advance, and operate such properties; the labor to operate the properties; and the capital for the purpose of funding such properties. Many competitors explore for and mine precious metals, and conduct refining and marketing operations on a world-wide basis. Such competition may result not only in the company being unable to acquire desired properties, but also to recruit or retain qualified employees, to obtain equipment and personnel to assist in our exploration activities, or to acquire the capital necessary to fund our operation and advance our properties. Our inability to compete with other companies for these resources would have a material adverse effect on our results of operation and business.

Government Regulations

The Company conducts its resource exploration and development activities in Mexico, subject to rules and regulations for owning and maintaining mining concessions and surface rights, environmental, water rights, hazardous wastes, explosives, reclamation, and others.  There can be no certainty that the company maintains full compliance with all government regulations

Mexico. Exploration and development of minerals in Mexico may be carried out through Mexican companies incorporated under Mexican law by means of obtaining exploration and development (exploitation) concessions.  The Company’s concessions are granted by the Mexican government, or acquired from previous owners, and are filed in the Public Registry of Mining, are scheduled to expire from 2028 through 2058. Holders of exploration concessions may, prior to the expiration of such concessions, apply for one or more development concessions covering all or part of the area covered by an exploration concession.

Environmental law in Mexico provides for general environmental policies, with specific requirements set forth under regulations of the Ministry of Environment, Natural Resources and Fishing, which regulate all environmental matters with the assistance of the National Institute of Ecology and the Procuraduria Federal de Proteccion al Ambiente.

The primary laws and regulations governing environmental protection for mining in Mexico are found in the General Law, the Ecological Technical Standards, and also in the air, water and hazardous waste regulations, among others. In order to comply with the environmental regulations, a concessionaire must obtain a series of permits during the exploration stage. Generally, these permits are issued on a timely basis after the completion of an application by a concession holder.  The Company believes it is currently in full compliance with the General Law and its regulations in relation to its mineral property interests in Mexico.

Commodities Prices

Any potential economic success of the Company’s properties will depend to a large extent to the market price of commodities; the future price of which is impossible to predict.

The current value and potential value for properties obtained by the Company is directly related to the market price for gold.  The market price of gold may also have a significant influence on the market price of the Company’s common stock. If the Company obtains positive drill results and a property progresses to a point where a commercial production decision can be made, the decision to put a mine in production and to commit funds necessary for that purpose would be made long before any revenue from production would be received. A decrease in the market price of gold at any time during future exploration or development may prevent a property from being economically mined or result in the write-off of assets whose value is impaired as a result of lower gold prices.

The price of gold is affected by numerous factors beyond the Company’s control, including inflation, fluctuation of the United States dollar and foreign currencies, global and regional demand, the purchase or sale of gold by central banks, and the political and economic conditions of major gold producing countries throughout the world. During the last five years, the market price of gold has fluctuated between approximately $525 and $1,421 per ounce. The volatility of gold prices represents a substantial risk which is impossible to fully eliminate. In the event gold prices decline and remain low for prolonged periods of time, the Company might be unable to explore, develop, or produce revenue from its properties.

No Revenue

The Company suspended its production activity in June 2006; and currently receives no significant revenue. There is a risk that the Company would expend available cash and funding in exploration and administration costs, and would not be able to obtain further funding to continue its work.

In June 2006, production activities at SJG were suspended, in order to focus on the exploration of the vast SJG district.  Funds received by DynaMexico pursuant to the Earn In Agreement are segregated for exploration and related activities.  In addition, the Company maintains overhead in the US and other costs which are not reimbursed. The Company and its subsidiaries have $1,277,065 in cash on hand, at December 31, 2010. The Company could incur exploration expenses and corporate expenses greater than the amount of available cash on hand.  The Company may need to raise additional funds in order to support its activities.   If the Company needs to raise additional capital, its common stock would be diluted.  Further, if the Company is unable to raise funds to meet its obligations, the value of its common stock may decline.

Substantial Control of Chairman / Preferred Shares

The Company’s Chairman and CEO owns 100% of the Preferred A  shares which give him the right to elect the majority of the board of directors and therefore he will always have substantial control over our business and may make decisions that are not in the best interest of all stockholders.

K.W. (“K.D.”)  Diepholz, the Company’s Chairman and CEO, owns 100% of the outstanding Class A Preferred Shares which gives him the authority to elect the majority of the Board of Directors. As a result, Mr. Diepholz will have the ability to control substantially all the matters submitted to our stockholders for approval, including the election and removal of directors and any merger, consolidation or sale of all or substantially all of our assets.  Mr. Diepholz will also control the Company’s management and affairs. Accordingly, this concentration of control may have the effect of delaying, deferring or preventing a change in control of the Company, impeding a merger, consolidation, takeover or other business combination involving the Company or discouraging a potential acquirer from making a tender offer or otherwise attempting to take control of the Company, even if the transaction would be beneficial to other stockholders. This, in turn, could cause the value of the Company’s stock to decline.

Capital Needs

The Company may need to raise additional capital, which may not be available or may be too costly, which, if not obtained, could cause the Company to cease operations.

The Company’s capital requirements could be greater than its operating income. The Company believes it has adequate cash on hand for the foreseeable future, but it does not have sufficient cash to indefinitely sustain operating losses.  The Company’s liquidity depends on its ability to raise capital through the sale of common stock or to restart production activities. The Company could seek additional financing through debt or equity offerings. Additional financing may not be available, or, if available, may be on terms unacceptable or unfavorable. If additional capital is required and not obtained, or if the Company is not able to produce revenue from operations, or otherwise operate at a profit, the value of investment in the Company could decline or be lost entirely.

Illiquid Market

The Company has a limited public market trading on the pink sheets, and an active trading market may never materialize, and an investor may not be able to sell stock.

Prior to the filing of this registration statement, there has been a limited public market for the Company’s common stock. The Company plans to work with a market maker who would then apply to list the Company’s securities on the OTC Bulletin Board. In order to be quoted on the OTCBB, the Company must be sponsored by a participating market maker who would make the application on its behalf.  At this time, the Company is not aware of a market maker who intends to sponsor its securities and to make a market in our stock. An active trading market may not develop and if not the market value could decline to a value below the amount investors paid for stock. Additionally, if the market is not active or illiquid, investors may not be able to sell the securities of the Company.

Penny Stock Classification

If a public trading market for the Company’s common stock materializes, it will be classified as a ‘penny stock’ which would result in additional requirements for trading the stock.  These additional requirements could affect the liquidity of the stock.

The U.S. Securities and Exchange Commission treats stocks of certain companies as a ‘penny stock’. The Company is not aware of a market maker who intends to make a market in our stock, but should the Company shares be listed for trade, the shares would be classified as a ‘penny stock’ which results in further requirements.  These requirements include (i) broker-dealers requiring prospective buyers to complete a questionnaire, and (ii) broker-dealers may decide that prospective buyers are not suitable to purchase shares of the Company. These requirements may adversely affect the ability of both the selling broker-dealer and the buying broker-dealer to trade securities of the Company, as well as affect the ability of purchasers of Company securities to in turn sell in the secondary market. These requirements may restrict or eliminate potential buyers for the common stock and as a result the shares of the Company could be illiquid.

Title Matters

No Guaranty of Title.

The Company has investigated title to all mineral claims, and, to the best of its knowledge, title to all properties is in good standing.  There can be no assurance of complete title, nor guarantee of title.  The properties may be affected by undetected defects in title, such as the reduction in size of the mineral claims and other third party claims affecting the Company's priority rights.

General Conflicts of Officers / Management

The officers of the Company could become involved in other mining properties or companies in similar lines of business, creating a conflict of interest.  In this event, officers could make decisions that are not in the best interest of the shareholders of the Company.

Directors of the Company are or may become directors of other mining or resource investment companies, or other reporting companies, or, have significant shareholdings in other mineral resource companies. To the extent that such other companies may participate in ventures in which the Company may participate, the directors of the Company may have a conflict of interest in negotiating and concluding terms respecting the extent of such participation.  The Company and its directors attempt to minimize such conflicts.  In the event that such a conflict of interest arises at a meeting of the directors of the Company, a director who has such a conflict may be requested to abstain from voting. In appropriate cases the Company may establish a special committee of independent directors to review a matter in which several directors, or management, may have a conflict. In determining whether or not the Company will participate in a particular program and the interest therein to be acquired, the directors will primarily consider the potential benefits to the Company, the degree of risk to which the Company may be exposed and its financial position at that time.  Other than as indicated, the Company has no other procedures or mechanisms to deal with conflicts of interest. It is possible that they make decisions which could adversely affect the price of the Company’s common stock and cause the price to be less than it might have been if the conflict were avoided.

Dependence upon Key Personnel

The Company is dependent upon the efforts and abilities of its management team.

The loss of any member of the management team could have a material adverse effect upon the business and prospects of the Company.  In the event of such loss, the Company will seek suitable competent replacements, but there is no assurance that the Company will be able to retain such replacements.  The company has obtained a Key Man Life Insurance program for its Chairman and CEO, which would pay net $ 4,500,000 to the Company in the event of his death.

Uncertainty of Resource Estimates

There can be no certainty that any resource estimate by the Company or its consultants would ever be realized in production.

The current resource estimates in respect of the SJG Property are based on limited information, such as historical data, drilling programs, the production activity conducted by the company in 2003 – 2006, and various reports, manual calculations and opinions.  No assurance can be given that the anticipated tonnages and grades will be achieved or that the estimated or indicated level of recovery will realized.  The grade of mineralization actually recovered or produced could differ significantly from the resource estimates.

Variance in Future Production

Any future production realized from the SJG Property may differ significantly from historical or recent production.

Potential reasons are:  mineralization or veins could be significantly different from those realized from historical production, recent production, drilling programs, and other valuations; increases in operating or mining costs could adversely affect resources; the grade of resources may vary significantly from time to time as there can be no assurance that any particular level of value or grade can be recovered; and declines in market prices of commodities.

Environmental and Regulatory Concerns

The Company operates in an industry where there are significant environmental and regulatory requirements. The inability of the Company to satisfy these requirements could cause the value of its common stock to decline.

The current or future operations of the Company, including acquisition, leasing, and sales activities; involve mineral properties which require permits from various federal, state and local governmental authorities. Such future operations are and will be governed by laws and regulations governing prospecting, development, mining, production, exports, taxes, labor standards, occupational health, waste disposal, toxic substances, land use, environmental protection, mine safety and other matters.  Companies engaged in the development and operation of mines and related facilities generally experience increased costs, and delays in production and other schedules as a result of the need to comply with applicable laws, regulations and permits. Additional permits and studies, which may include environmental impact studies conducted before permits can be obtained, are necessary prior to operation of properties in which the Company has interests.  Required permits could adversely affect the Company's ability to negotiate agreeable acquisition, lease, or sales terms and therefore adversely affect the price of the Company’s common stock.

Competition

Competitive conditions affecting the Company could negatively impact our business.

The potential value of the Company’s mining property is directly related to the market price for gold. The price of gold may also have a significant influence on the market price of its common stock. If the Company obtains positive drill results and its property progresses to a point where a commercial production decision can be made, the decision to put a mine in production and to commit funds necessary for that purpose must be made long before any revenue is from production would be received. A decrease in the market price of gold at any time during future exploration and development may prevent the Company’s property from being economically mined or could result in the write-off of assets whose value is impaired as a result of lower gold prices. The price of gold is affected by numerous factors beyond our control, including inflation, fluctuation of the United States dollar and foreign currencies, global and regional demand, the purchase or sale of gold by central banks, and the political and economic conditions of major gold producing countries throughout the world. During the last five years, the market price of gold has fluctuated between approximately $525 and $1,421 per ounce. The volatility of gold prices represents a substantial risk which no amount of planning or technical expertise can fully eliminate. In the event gold prices decline and remain low for prolonged periods of time, we might be unable to develop our property and produce revenue.

Potential Conflict with Shareholder (Goldgroup Mining Inc.)

The Management of the Exploration Activity at SJG is shared with Goldgroup, as described in the Earn In / Option Agreement.  There exists potential for conflicts over the plan of exploration and execution.

The Earn In / Option Agreement states: (1) a committee (the “Management Committee”) shall oversee the Expenditures and shall be comprised of 3 persons, one designated by DynaUSA (“DynaResource, Inc.”) and two designated by Goldgroup;  (2) The Board of DynaMexico shall oversee the keeping of DynaMexico in good standing and proper working order, and the Management Committee shall oversee the Expenditures and matters not related to keeping DynaMexico in good standing and proper working order; (3) All Expenditures shall be expended in accordance with a budget approved by the Management Committee prior to such expenditure; (4) The Management Committee shall be responsible for delivering quarterly reports to the Board of Directors of DynaMexico;  and (5) as soon as practicable after execution of this Agreement, DynaUSA shall cause DynaMexico’s board of directors to consist of three directors, two nominated by DynaUSA and one nominated by Goldgroup, unless and until Goldgroup timely completes Phase 4 of the Option, at which time the size of the board of directors shall be increased to five and DynaUSA and Goldgroup shall each appoint two directors and agree on a fifth member to be appointed.

This shared management has inherent risks as the parties may have different short or long-term objectives, goals, or financial position which could cause decisions which may not necessarily be in the best interest of our shareholders. This in turn, could cause the value of the Company’s common stock to be adversely affected.

Financing from Goldgroup Mining Inc.

Exploration activity at the SJG property is financed pursuant to the Earn-In / Option Agreement with Goldgroup Mining Inc.  If Goldgroup fails to properly fund the Earn-In Agreement, or otherwise fails to complete the Earn-In Agreement, the Company would be required to obtain funding from other sources.  If the Company raises funds from other sources, it would be dilutive to existing shareholders.

Funding for the exploration activities at the SJG property is provided primarily from Goldgroup to DynaMexico under the Earn In / Option Agreement. There is no certainty that this funding will continue or that the Earn In/Option Agreement will be completed. Should the funding by Goldgroup cease, the Company would have to fund further exploration work through its own cash reserves, or obtain alternative financing. Any alternative funding could result in additional dilution to our current shareholders.

Conflicts between the Board of Directors of the Company, with the Board of Directors of Goldgroup Mining Inc.

Potential for conflict exists between the Board of Directors of Goldgroup Mining Inc., and the Board of Directors of the Company;  and between the Board of Directors of Goldgroup with the Boards of Directors of DynaResource de Mexico, Mineras de DynaResource, and DynaResource Operaciones.

While the Company believes it has negotiated and authorized proper agreements for the financing and exploration of SJG, potential conflicts exist between the Board of Directors of Goldgroup with the Board of Directors of DynaResource, Inc., both companies which are shareholders of DynaResource de Mexico.  Potential conflicts also exist between the Board of Directors of Goldgroup, with the Board of Directors of the subsidiary companies in Mexico.  Goldgroup carries the majority of seats on the SJG Management Committee, which is charged with responsibility of approving the budgets and supplying technical direction to the SJG Project.  At the Same time, DynaResource, Inc. carries a majority of the seats on the Board of Directors of DynaResource de Mexico.  DynaResource, Inc. also carries 100 % of the Seats on the Boards of Mineras de DynaResource, the contracted operating entity at SJG, and 100 % of the Seats of the Board of DynaResource Operaciones, the personnel management entity at SJG.  Mr. K.D. Diepholz, chairman and CEO of DynaResource, Inc.  and Mr. Charles E. Smith, CFO of DynaResource, Inc. are the President and Secretary respectively for DynaResource de Mexico, Mineras de DynaResource, and DynaResource Operaciones.  Company management believes the current structure of ownership and activity provides the motivation for financing and exploration pursuant to the Earn In option Agreement and provides protection for the 100 % ownership of the SJG Property though DynaResource de Mexico.  However, there are risks inherent with the structure which cannot be eliminated.  Any conflict could develop between the Boards of Goldgroup and DynaResource, Inc; or between the Boards of Goldgroup and DynaResource de Mexico, Mineras de DynaResource, or DynaResource Operaciones which could result in the cessation of financing or activity pursuant to the Earn In Agreement.  Any such conflict would be detrimental to the SJG Property and to the Shareholders of the Company.

Historical production of Gold at the San Jose de Gracia Property May Not be Indicative of Future Production or Revenue.

The SJG Property is a high-grade mineralized system with reported historical production of over 1 M. Oz. Gold.  The production occurred in the early 1900’s, prior to the Mexican Revolution. Since the time, the property has seen small scale mining operations, from small scale local owners, to the Company’s production in 2003 – 2006.  Due to the uncertainties associated with exploration, including variations in geology and structure, there is no assurance that the Company’s efforts will be successful in identifying mineralization in sufficient quantities to define resources or reserves, and further there is no assurance that any such resources or reserves could be developed into a commercial operation.  Investors in the Company’s securities should not rely on historical operations as an indication that the SJG property will be developed into a commercial production in the future.  The Company expects to incur losses unless and until such time as one or more of its properties enters into commercial production and generates sufficient revenue to fund continuing operations.

50 % of the Company’s Revenue from DynaResource de Mexico may be owned by Goldgroup Mining Inc.

As of the Date of this Form 10-K, Goldgroup Mining Inc. has completed Phases I, II, and III of the Earn-In / Option Agreement, and as a result has been transferred 25 % of the Shares and ownership of DynaResource de Mexico.  Should Goldgroup complete Phase IV of the Earn In / Option Agreement (through the contribution and expenditure of an additional $4 M USD., as at December 31, 2010); Goldgroup would receive an additional 25 % of the shares and ownership of DynaResource de Mexico (Total of 50%).  In such case DynaResource, Inc. and its shareholders will only retain 50 % of the shares and ownership of DynaResource de Mexico.  Investors in the Company’s shares should be aware that any benefits to be derived from the ownership of DynaResource de Mexico would be shared 50 % with Goldgroup.

Item 1B.                      Unresolved Staff Comments.

Not applicable to small reporting companies.

Item 2.     Properties.

Executive Offices

The Company maintains its executive offices of approximately 2,100 sq. ft., at 222 W. Las Colinas Blvd., Suite 744 East Tower, Irving, Texas 75039, at rates ranging from $3,700 to $3,900 per month, plus utilized services. The Company entered into a 37 month lease commencing September, 2008.

San Jose de Gracia Mineral Property

DynaMexico owns 100 % of the mineral concessions at the San Jose de Gracia Property, located in Sinaloa State, Mexico, which is the only property in which DynaMexico retains an interest.  DynaMexico, which is currently owned 75 % by the Company, is comprised of 34 concessions covering approximately 99,500 hectares; with no outstanding royalty or other interests.

The property is located in and around San Jose de Gracia, Sinaloa State, Mexico which is approximately 100 km northeast of Guamuchil, near the west coast of Mexico. A small airstrip is located near San Jose de Gracia, and can be accessed by a small airplane or alternatively, by dirt mountain road. Several roads on the property are accessible throughout the year, with the possible exception of July - September when the rainy season sometimes causes flooding and runoff to make the roads difficult to navigate.

SJG History

SJG reports 1,000,000 Oz. Gold historical production from a series of underground workings.  471,000 Oz. is reported produced at the La Purisima area of SJG, at an average grade of 66.7 g/t.; and 215,000 Oz. is reported produced from the La Prieta area, at an average grade of 27.6 g/t. Mineralization at SJG has been traced on surface and underground over a 15 square kilometer area.

Drilling programs at SJG were conducted by a prior partner in 1997 – 1998, primarily at the Tres Amigos area; which outlined some of the down dip potential in this area.  Approximately 6,172 meters drilling was completed in 63 drill holes.

DynaMexico was formed in March 2000, for the purpose of acquiring the concessions comprising the SJG District; and to consolidate all ownership of SJG under DynaMexico.  DynaMexico focused on acquisition and consolidation work through 2003, at which time it reports a clear title and ownership to the district.

DynaMexico mined high-grade veins at the San Pablo area of SJG from mid 2003 to June 2006, in a Pilot Production operation.  18,250 Oz Gold was produced and sold, from mined tonnage of 42,500 tons; at an average grade of 20 g/t. Average production costs during the production period were reported as $ 175 / Oz.

Earn In / Option Agreement

On September 1, 2006 the Company signed a “Stock Purchase and Earn In Agreement” (“Earn-In”) between:  DynaResource, Inc. (“DynaResource”) and DynaResource de Mexico SA. de CV.  (“DynaMexico”), (“Seller”); and Goldgroup Resources, Inc., (now Goldgroup Mining Inc.) of Vancouver, British Columbia (“Goldgroup”), (“Buyer”), and Together, (“the Parties”).

The Earn In provides for the sale of up to fifty per cent (50%) of the total outstanding shares of DynaMexico, which at the time of the agreement was the wholly owned subsidiary of DynaResource, and the owner of the San Jose de Gracia District in northern Sinaloa, Mexico (“SJG”); in exchange for the total cash contributions to DynaMexico, and expenditures related to the exploration and development of the SJG, in the amount of Eighteen Million Dollars USD. ($18,000,000) by Goldgroup; contributed in four (4) Phases, as set forth below:

Phase	On or before	Amount of Funds to be deposited to DynaMexico (For SJG Expenditures)	Interest Earned (by Goldgroup in DynaMexico)	Cumulative Interest Earned (by Goldgroup in DynaMexico)
1.	June 15, 2007	$1,000,000	0%	0%; Completed.
2.	March 15, 2008	$2,000,000	15%	15%; Completed.
3.	September 15, 2009	$3,000,000	10%	25%; Completed.
4.	March 15, 2011	$12,000,000	25%	50%; In Process.

Since the inception of the Earn In Agreement, and as at December 31, 2010, Goldgroup had deposited $14,000,000 USD to DynaMexico, with approximately $ 150,978,000. Mexican Pesos in qualified expenditures.

Approximately 56,431 meters drilling has been completed in 2007 – 2010.  (Results of the drilling activity, including the results of previous drilling in 1997-’98, is attached in an “SJG Drill Intercepts Summary File through 10-239”, as Exhibit 99.1 to this Form 10-K; and the updated Drill Summary File is reported on the Company’s web site at www.dynaresource.com.)

DynaMexico continues to conduct exploration programs at SJG for the purpose of increasing inferred resources, and defining a larger mineable resource.  (See Management’s Discussion and Analysis, Item 7).

SJG Geology Report

The geologic summary of SJG below is taken from a foundational report, written in 2000-01, subsequent to the drilling activity of 1997 – 1998; but prior to the production activity of 2003 - 2006; and prior to the drilling activity of 2007 - 2009.  This report provides the basis for the exploration programs currently being conducted.

Regional Geology & Mineral Deposits

San José de Gracia lies within the Sierra Madre Occidental Gold-Silver Belt, in a second-order graben directly east of the regional-scale Grete Graben.  The basement to the Sierra Madre Occidental consists of deformed Paleozoic sedimentary strata, which are non-conformably overlain by Tertiary mafic to felsic volcanic and volcaniclastic strata known as the Lower Volcanic Series (“LVS”).  Strata of the LVS are recognized as being spatially related to gold and silver mineralization in the region.  Volcanic and sedimentary strata are capped by a thick sequence of non-deformed Late Tertiary ignimbrites, known as the Upper Volcanic Series (“UVS”).

The Sierra Madre Occidental Gold-Silver Belt is host to a number of major epithermal precious metal camps, including the San Dimas and Batopilas Districts.  The San Dimas District, located some 220 kilometers southeast of San José de Gracia, has produced in excess of 9.65 million ounces of gold and 400 million ounces of silver from high-grade, structurally hosted veins, including those at the Tayoltita Mine.  In contrast, the Batopilas district, located some 100 kilometers east of San José de Gracia, has historic production of more than 5.4 million ounces of silver from high-grade veins.

Property Geology

The oldest rocks exposed at San José de Gracia are deformed Paleozoic shale, sandstone, conglomerate and minor limestone, which are non-conformably overlain by andesite and rhyodacite flows and tuffs of the LVS.  Volcanic and sedimentary strata are cut by quartz-feldspar porphyry, porphyritic diorite bodies and fine-grained mafic dykes, which may be cotemporal with the LVS.  Ignimbrites of the UVS are exposed at higher elevations on the property and are thought to act as a post mineralization cap rock, thereby indicating an Early to Mid Tertiary (Paleocene to Eocene) age for gold mineralization at San José de Gracia.

Geologic Structure

Detailed mapping within the project area has defined several stages of deformation, beginning with compression during the Laramide Orogeny which affected the Paleozoic basement and formed flat-lying reverse faults, which have been reactivated as conduits for gold-bearing fluids in the La Prieta trend (Table 2).  Extension in Tertiary time lead to the development of second order structures, trending south, southwest and southeast; which formed the major structural orientations for mineralization at San José de Gracia.  The latest phase of deformation is characterized by late-stage extension and southwest tilting.

Mineralization & Alteration

High grade gold mineralization at San José de Gracia is hosted within andesite and rhyodacite of the LVS and underlying Paleozoic sediments as fault breccia veins and crackle breccias that exhibit multiple stages of reactivation and fluid flow, as evidenced by crustiform/colloform textures and cross cutting veins.  Locally, veins exhibit sharp, clay gouge hangingwall and footwall contacts with slickensides, indicating reactivation of structurally-hosted veins subsequent to mineralization.  Gold grades can also be carried within the mineralized halo adjacent to the principal veins as quartz-chlorite stockwork.  In addition to vein-hosted mineralization, broad zones of un-mineralized clay alteration, developed southwest of the main mineralized trends, may overlie lower-grade, disseminated gold mineralization at depth.

Alteration at San José de Gracia is laterally and vertically zoned from discrete zones of silicification to broad zones of illite to clay alteration with increasing elevation and/or distance from the main feeder structures.  Faulting and tilting of the mineralization system has affected the surface distribution of alteration and in general has exposed deeper portions of the system in the northeast and exposed shallower, more distal portions of the hydrothermal system in the southwest part of the property.

Six principal mineralized trends have been identified at San José de Gracia, from south to north these consist of the:

1.	La Purisima Ridge trend;
2.	Palos Chinos trend;
3.	La Parilla to Veta Tierra trend (La Union);
4.	San Pablo trend;
5.	La Prieta trend, and
6.	Los Hilos to Tres Amigos trend.

Recent Activity

Additional information regarding the San Jose de Gracia property and all results of recent drilling activity can be viewed at the company’s website at www.dynaresource.com. Mineralized Intercepts of the core drilling is reported in an “SJG Drill Intercepts Summary File”, and attached to the Company’s Form 10/A filed with the US Securities & Exchange Commission on February 26, 2009 as Exhibit 99.3   Highlights of drilling activity by target area is described in Item 7, Management’s Discussion and Analysis.

Lab

A field laboratory is maintained within the camp facility.  The Company utilized the lab for Assaying services during its production activities.  Assays were performed by company personnel for mined ore, feed ore, gravity and flotation concentrates, and tailings.  The current status of the lab and equipment is care and maintenance.  The Company anticipates utilizing the lab facility in the future for providing quick check assays to support the exploration works.

Item 3.   Legal Proceedings

The Company is not involved in any legal proceedings.

Item 4.  Submission of Matters to a Vote of Security Holders

On October 14, 2010, at the annual meeting of the shareholders, the following directors of the corporation were re-elected through 2011.

K.D. Diepholz - Chairman / CEO;
Charles Smith - Chief Financial Officer;
Melvin Tidwell - Director;

PART II

Item 5.   Market for Registrant’s Common Equity, Related Stockholder Matters and Issuer Purchases of Equity Securities

The Company is organized under the laws of Delaware, and its common stock is traded on the “pink sheets” under the symbol "DYNR".  The following table sets forth, for the periods indicated, the high and low bid quotations which set forth reflect inter-dealer prices, without retail mark-up or mark-down and without commissions; and may not reflect actual transactions.  No cash dividends on the Company common stock have been declared or paid since the Company's inception. The Company had approximately 595 shareholders at December 31, 2010. This does not include shareholders that hold their shares in street name or with a broker.

Calendar Quarter Ending	Low	High
March 31, 2009	2.00	2.80
June 30, 2009	1.80	2.65
September 30, 2009	2.00	2.99
December 31, 2009	2.60	3.05
March 31, 2010	2.85	3.25
June 30, 2010	2.75	3.35
September 30, 2010	2.65	3.60
December 31, 2010	3.00	3.95

Item 6.   Selected Financial Data

Not required for smaller reporting companies.

Item 7.	Management’s Discussion and Analysis of Financial Condition and Results of Operations

FORWARD-LOOKING STATEMENTS

This annual report on Form 10-K includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, which we refer to in this annual report as the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, which we refer to in this annual report as the Exchange Act. Forward-looking statements are not statements of historical fact but rather reflect our current expectations, estimates and predictions about future results and events. These statements may use words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “predict,” “project” and similar expressions as they relate to us or our management. When we make forward-looking statements, we are basing them on our management’s beliefs and assumptions, using information currently available to us. These forward-looking statements are subject to risks, uncertainties and assumptions, including but not limited to, risks, uncertainties and assumptions discussed in this annual report. Factors that can cause or contribute to these differences include those described under the headings “Risk Factors” and “Management Discussion and Analysis and Plan of Operation.”

If one or more of these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, actual results may vary materially from what we projected. Any forward-looking statement you read in this annual report reflects our current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to our operations, results of operations, growth strategy and liquidity. All subsequent written and oral forward-looking statements attributable to us or individuals acting on our behalf are expressly qualified in their entirety by this paragraph. You should specifically consider the factors identified in this annual report which would cause actual results to differ before making an investment decision. We are under no duty to update any of the forward-looking statements after the date of this annual report or to confirm these statements to actual results.

General

The Company’s majority owned subsidiary (currently 75%), DynaResource de México, S.A. de C.V. (“DynaMéxico”), owns 100% of the mineral concessions and related interest to the San José de Gracia mining property covering approximately 99,500 hectares located in and around San José de Gracia, Sinaloa State, México (“SJG”). SJG is located on the west side of the Sierra Madre Mountains, approximately 250 kilometers inland from the port city of Los Mochis, Sinaloa; and approximately 500 kilometers north of Mazatlan, Sinaloa.

The SJG is a High-Grade Mineralized System which reports historical production of + 1 M. Oz. AU, from a series of underground workings.  DynaMéxico is focused on the exploration and future exploitation of this vein-hosted, near surface, and + 400 hundred M. Down – Dip Gold Potential, that occurs within fault breccia veins; and has been traced on surface and underground over a 15 Sq. Km. area.

Prior Drilling and Exploration Activity / SJG (1997 / 1998)

A drill program was conducted at SJG in 1997 - 1998 by Golden Hemlock Explorations, Ltd., a prior partner at SJG. Approximately 6,172 meters drilling was completed in 63 core drill holes. Significant intercepts, including bonanza grades, outlined down dip potential of the Northeast section (150 Meter NE to SW extent of the Drilling) of the Los Hilos to La Cecena to Tres Amigos Trend.  And, Drill Hole 97-63 confirmed down dip and extension at the Palos Chinos Area of SJG.

Surface and underground sampling in 1999 - 2000 conducted by the Company confirmed high grades in historic workings and surface exposures throughout the SJG district and project area.  These high grades outlined the presence of ore shoots developed within the veins.  The ore shoots appear to be controlled by dilational jogs and/or vein intersections.  A total of 544 samples were collected in 1999-2000, and assayed an average 6.51 grams/ton (g/t) gold.

Acquisition and Consolidation / SJG

In 2000, the Company formed DynaMéxico to acquire, invest in, explore and develop mining concessions in México, and specifically to acquire the ownership and interests related to San Jose de Gracia.  In March 2000, the Company and DynaMéxico entered into agreements to acquire and consolidate 100% of the San José de Gracia Property. The Company agreed to issue 2,493,271 common shares in exchange for the complete acquisition of the SJG and all related interest, and subject to the complete transfer of all mining concessions.

After resolving ownership and title issues related to SJG mining concessions, the number of shares issued to the prior owners of SJG was reduced to 115,000 shares from 2,493,271. (Note: The 115,000 shares were issued in 2006, when all matters related to the acquisition, transfer, and consolidation, of the SJG district, were resolved).

Recent Pilot Production Activity

During the period 2003 through 2006, DynaMéxico conducted underground mining and pilot production activities at SJG.  The small scale production activities at SJG consisted of improvements to an existing mill, including the installation of a gravity / flotation processing circuit. Initial test runs with tailings from historical production were completed in 2002.  Actual mining at the high grade San Pablo area of the SJG property commenced in March 2003.  DynaMéxico produced 18,250 Oz. gold from Mid 2003 to June 2006; from mined tonnage of 42,500 tons, at an average grade of approximately 20 g/t.  Production costs were reported at approx. < $ 175. / Oz.

During the period of production at SJG, the Company recognized it would be necessary to conduct large scale exploration activities in order to define and confirm a + 1 M. Oz. Gold resource.  And, the Company believed that ultimately SJG could host a + 3 M Oz. Gold resource.

Recent Financing Activity

As gold prices continued to appreciate into 2006, exploration financing opportunities increased and the Company and DynaMéxico negotiated and entered into the “Earn In / Option” agreement with Goldgroup Resources, Inc. (now Goldgroup Mining Inc.), Vancouver, BC, dated September 1, 2006.  The Terms of the Earn In / Option provided for $ 18 M. USD financing from Goldgroup to DynaMéxico, over four Phases (through March 2011), and including exploration related expenditures at SJG, in exchange for Goldgroup’s earning of 50 % of the Shares of DynaMéxico.  (See Material Agreements; Earn In / Option Agreement.)

Exploration / Drilling Activity conducted Pursuant to the Earn In Agreement

•
In Phase I of the Earn In Agreement,  approximately 3,400 meters drilling was accomplished in 22 core drill holes (SJG 07-01 to SJG 07-22); as well as geochemical sampling and mapping, and data consolidation into Surpac Software.

•	In Phase II of the Earn In Agreement, approximately 5,500 meters was completed in 23 core drill holes (SJG 07-23 to 07-45).

•	In Phase III of the Earn In Agreement, approximately 15,150 meters was completed in 56 core drill holes (SJG 08-46 to SJG 08-101).

•	In Phase IV of the Earn In Agreement, and at December 31, 2008, approximately 5,950 meters were completed in 25 core drill holes (through SJG 08-126).

•	Continuing with Phase IV of the Earn In Agreement, in 2009 and at December 31, 2009, an additional 4,000 Meters was completed in 21 Drill Holes (through SJG 09-147.)

        At December 31, 2009, a total of 34,000 meters drilling had been completed in 147 core drill holes, financed pursuant to the Earn In Agreement.

•
Continuing with Phase IV of the Earn In Agreement in 2010, and at March 31, 2010, an additional 6,167 Meters drilling was completed in 21 Drill Holes (SJG 2010 148 – 168).  At March 31, 2010, a total of 40,167 Meters drilling had been completed in 168 core drill holes, financed pursuant to the Earn In Agreement.

•
Continuing with Phase IV of the Earn In Agreement in 2010, and at June 30, 2010, an additional 5,382 Meters drilling was completed in 20 Drill Holes (SJG 2010 169 – 188).  At June 30, 2010, a total of 45,549 Meters drilling has been completed in 188 core drill holes, financed pursuant to the Earn In Agreement.

•
For the period of July – September, Drilling activity is suspended for the wet season.  During the quarter, Assays of drilling results are updated; the Block Model in Surpac is updated; and exploration plans are developed and programmed for start in October. And, the next 18,500 meter drill program commenced in October.

•	Continuing with Phase IV of the Earn In Agreement in 2010, and at December 31, 2010, an additional 10,882 Meters drilling was completed in 51 Drill Holes (SJG 2010 189 – 239).

At December 31, 2010, a total of 56,431 Meters drilling has been completed in 239 core drill holes financed pursuant to the Earn In Agreement.

Magnetic and IP Surveys

Magnetic and IP surveys were conducted throughout the SJG district in 2009; covering an area of approximately 15 Sq. Km.

IP is the primary geophysical target at SJG; and is expected to identify pyrite-based mineralization hosting gold.  Initial Survey Grid lines were located approximately perpendicular to inferred geologic strike.  The data response from these grid lines indicate one or more IP sources that dip northwest.

Additional grid lines were crossed with the initial lines, and appear to identify two separate IP sources.

Grid lines to the South appear to indicate an IP source at > 250 Meters.

Correlation between ground magnetic and IP:

In general the correlation between the Magnetic and IP response and data was excellent.

Correlation with recent Drilling Programs and known Mineralization:

The data response of the surveys correlated to the recent drilling programs and to the areas of known mineralization at SJG was excellent.  Considering this excellent correlation to known mineralization, additional areas of SJG showing similar data response could be indicative of additional target areas.

Identification of Additional Resource Target Areas:

Significant survey responses were reported for the following areas; and are projected for follow up drilling:

San Pablo; Up Dip;
San Pablo; Displacement Zone;
Tres Amigos; Down Dip and Northwest;
Tres Amigos; Extension Northeast;
Orange Tree; Down Dip;
La Cecena, Los Hilos, and Tepehauje;
Palos Chinos;
La Prieta;
La Purisima; Down dip at Southeast end;
Argyllic Zone;   + 250 M. Down;

Structural Geologist

Also in 2009, a structural geological consultant experienced in México, reviewed and mapped the SJG Property with regard to Ore Controls and Structural analysis.  An area of 2.8 Km by 3.4 Km was mapped; and a review was completed of the recent (2007-2008) drill core and drill logs through drill hole # 08-126.  A Final report and mapping are being utilized in planning drilling programs at SJG.   Information contained in the structural control and analysis is described below:

           Dimensions of Resource Areas at SJG (August, 2009):

San Pablo:	Recent Production of 18,250 Oz. at average grade of 20 g/t; Strike length of 750 M. and down dip extension of 500 M.; with selected mineralized intercepts of:

(SJG 08-31):            8.3 M. of 48.24 g/t; Including 3.8 M. of 104.01 g/t, and Including 1.5
M. of 233.61 g/t;

(SJG 08-51):           14.2 M. of 14.79 g/t; Including 9 M. of 22.93 g/t, and Including 3.5 M.
of 41.5 g/t;

Tres Amigos:                                         Strike Length of 365 M. and Down Dip extension of 210 M.; with selected intercepts of:

(SJG 97-13):            27.5 M. of 9.94 g/t; Including 18.6 M. of 14.28 g/t, and including 2 M.
 of 85.72 g/t;

(SJG 97-45):            14 M. of 5.35 g/t; including 2 M. of 31.35 g/t;

Orange Tree:         to be defined; with selected intercepts of:

(SJG 97-39):            6.8 M. of 13.20 g/t; Including 3 M. of 29.5 g/t, and including 1.5 M. of
51.46 g/t;

(SJG 08-47):           7.1 M. of 7.63 g/t; Including 1.6 M. of 23.10 g/t;

La Cecena
(Tres Amigos):     to be defined; with selected intercepts of:

(SJG 97-50):           11 M. of 2.78 g/t; Including 2 M. of 5.02 g/t; And, Including 2 M. of
8.53 g/t;

(SJG 08-104):           2.8 M. of 13.70 g/t; Including 1.4 M. of 26.96 g/t;

La Union:              Strike Length of 400 M. and Down Dip extension of 350 M.; with selected intercepts of:

(SJG 08-76):           4.8 M. of 16.02 g/t; Including 2 M. of 37.60 g/t; And, Including .7 M.
of 75.56 g/t;

(SJG 08-80):           3.1 M. of 4.8 g/t; Including 1.5 M. of 7.37 g/t;

Palos Chinos/
Tajo Verde:	Strike Length of 270 M and down dip of 180 M; Strike of 800 M including Drill Hole # 97-55; with selected intercepts of:

(SJG 97-63):           27.8 M. of 2.30 g/t; Including 17.3 M. of 2.81 g/t, And Including .7 M.
of 9.25 g/t, And Including 2.7 M. of 8.45 g/t;

(SJG 07-16):           7.7 M. of 1.86 g/t; Including 2.1 M of 5. 18 g/t;

(SJG 97-55):           5 M. of 3.5 g/t; Including 3 M of 5.24 g/t;

La Purisima:	Historical Production of 470,000 Oz. Au, at average grade of 66.7 g/t; Strike Length of 720 M. and down dip extension of 420 M.; with selected intercepts of:

(SJG 07-21):           8 M. of 20.67 g/t; Including 6 M. of 26 g/t; And, Including 2.1 M. of
76.33 g/t;

(SJG 07-39):           4.2 M. of 8.55 g/t; Including 1.9 M. of 16.67 g/t;

La Prieta:	Historical Production of 215,000 Oz. Au., at average grade of 28 g/t au; Dimensions of 100 M. by 50 M.; Future resource yet to be defined;

Identification of New, Additional Resource Target Areas:

San Pablo:
Geological Mapping located a new drill target approximately 600 meters to the east – southeast of San Pablo.  This area was determined to be the northeast portion of the San Pablo Ore body; which had been displaced by a combination of post-mineral strike-slip and normal faulting; also indicating the potential for a “Pipe Feeder”.  This area will be expected to add significant resources to the mineable ore body at San Pablo;

La Purisima /
Tajo Verde:
Transpressive strike-slip faults that bound this area are determined to be the same faults that control the mineralization in La Purisima and Tajo Verde.  This area also coincides with gaps left from previous drilling campaigns and also a gap in the underground workings.

San Pablo /
La Union:              Gaps left from previous drilling campaigns and also a gap in the underground workings.

Follow up Drilling at Major Target Areas:

Tres Amigos:	Down dip extension; extension southwest through La Cecena, Los Hilos; Extension Northeast across Orange Tree;

La Union:	Extension along strike and down dip;

La Purisima:	Extension along strike and down dip;

Palos Chinos:	Extension along strike and down dip;

La Prieta:	to be defined;

Drilling Highlights by Specific Target area of SJG (through December, 2010):

The following drilling highlights are included by target area, and for the period through December 31, 2010:

San Pablo:

•	SJG 07-07:	5 M. of 10.07 g/t., Including 2 M. of 24.55 g/t.; With Credits;

•	SJG 07-08:	7.2 M. of 2.64 g/t., Including 3.8 M. of 4.77 g/t., Including 2.3 M. of 7.258g/t.;

•	SJG 07-09:	2.1 M. of 7.2 g/t.; And, Deeper Zone of 5.50 M. of 4.94 g/t., Including 3.15 M. of 8.33
g/t.; with New Zone in Sediments;

•	SJG 07-12:	7.1 M. of 6.40 g/t., Including 4.2 M. of 10.39 g/t., And, Including 1.1 M. of 15.63 g/t.;
And, Including 1.6 M. of 11.292 g/t;

•	SJG 07-23:	7 M. of 2.11 g/t., Including 1.4 M. of 9.16 g/t., with Copper Credits;

•	SJG 07-26:	3.7 M. of 2.45 g/t. (3.55 g/t. AU Equivalent), Including 1.9 M of 4.054 g/t.; And, 8.4 M. of 8.43 g/t., Including 4.1 M. of 16.82 g/t., with Copper Credits, And, Including 1.9 M. of 34.433 g/t;

•	SJG 07-27:	6.1 M. of 13.16 g/t. (15.40 g/t. AU Equivalent), Including 3.8 M. of 19.25 g/t., And Including 1.95 M. of 21.789 g/t., Including 1.8 M. of 17.646 g/t;

•	SJG 07-28:	5.3 M. of 2.05 g/t. (2.29 g/t. AU Equivalent), Including 2.3 M. of 3.902 g/t., with Zinc Credits, Including 1.1 M. of 5.4 g/t;

•	SJG 07-29:	1.2 M. of 6.331g/t., with Copper Credits; 1.7 M. of 26.235 g/t., with Copper Credits; And, 1.4 M. of 2.707 g/t;

•	SJG 07-30:	1.6 M. of 5.98 g/t. (6.50 g/t AU Equivalent), with Copper and Zinc Credits; .9 M. of 4.22 g/t. (6.35 g/t. AU Equivalent), with Copper Credits;

•	SJG 07-31:	8.30 M. of 49.50 g/t., Or, 7.5 M. of 53.98 g/t.; Including 5.35 M. of 75.695 g/t.; Including 3.8 M. of 106.77 g/t; Including 1.5 M. of 240.61 g/t; with Copper and Zinc Credits;

•	SJG 07-34:	2.2 M. of 1.028 g/t.;

•	SJG 08-48:	13.60 M. of 3.09 g/t., Or, 11.04 M. of 3.840 g/t.; Including 3.68 M. of 6.62 g/t.; And Including 1.84 M. of 7.758 g/t; with Copper Credits;

•	SJG 08-51:	14.20 M. of 14.91 g/t., Including 10.78 M. of 19.44 g/t.; Or Including 9.05 M. of 23.12 g/t.; And, Including 3.50 M. of 42.32 g/t; with Copper Credits;

•	SJG 08-60:	9.1 M. of 5.02 g/t., Including 7.1 M. of 6.27 g/t., And, Including 2.2 M. of 17.315 g/t and Including 1 M. of 26.8 g/t; with Copper Credits;

•	SJG 08-89:	3.8 M. of 2.64 g/t., Including 1.3 M. of 4.520 g/t;

•	SJG 08-90:	6.7 M. of 3.564 g/t, Including 1.2 M. 0f 11.69 g/t;, And, Including .6 M. of 16.18 g/t; Including .6 M of 7.210 g/t; with Credits;

•	SJG 08-91:	2 M. of 17.530 g/t.;

•	SJG 08-92:	4.2 M. – 6.10 g/t; Including 1 M. of 23.314 g/t; And, 4.1 M. of 1.38 g/t; Including 2.3 M. of 2.1 g/t; And, 4.9 M. of 3.02 g/t., Including .4 M. of 30.445 g/t; And, .5 M. of 14.719 g/t;

•	SJG 08-93:	5.8 M., Including .4 M of 28.53 g/t;

•	SJG 08-96:	2.1 M. of 2.22 g/t., Including .55 M. of 4.750 g/t;

•	SJG 08-97:	4.3 M. of 8.68 g/t;, Including 2.1 M. of 17.05 g/t; with Copper and Zinc Credits;

•	SJG 08-98:	.5 M. of 2.165 g/t.;

•	SJG 09-131:	1.10 M. of 28.25 g/t (29.16 AU Equivalent); 1.75 M. of 7.18 g/t (9.27 AU Equivalent); 1.30 M. of 6.97 g/t (7.75 AU Equivalent);

•	SJG 09-132:	.50 M. of 7.1 g/t (11.20 AU Equivalent); 2.05 M of 4.08 g/t (4.97 AU Equivalent); .50 M. of 2.86 g/t (4.05 AU Equivalent);

•	SJG 09-133:	6.25 M. of 6.49 g/t (6.83 Au Equivalent), including 1.55 M. of 24.23 g/t; 2.07 M. of 3.57 g/t (3.78 AU Equivalent);

•	SJG 09-134:	.55 M. of 2.105 g/t (3.04 Au Equivalent); 2.48 M. of 4.33 g/t (5.11 Au Equivalent); .80 M. of 3.37 g/t (3.74 Au Equivalent);

•	SJG 09-135:	4.42 M. of 3.63 g/t (5.35 AU Equivalent), including 1 M. of 8.96 g/t.;

•	SJG 09-136:	2 M. of .611 g/t (.71 AU Equivalent);

•	SJG 09-138:	5.46 M. of 4.97 g/t (5.35 AU Equivalent), including 2.97 M. of 8.80 g/t.;

•	SJG 09-139:	.71 M. of 8.79 g/t; 5.50 M. of 20.51 g/t, Including 3.12 M of 34.91 g/t; And, Including 1.80 M. of 58.05 g/t.; And, Including .92 M. of 104.10 g/t;

•	SJG 09-140:	3.32 M. of .82 g/t, including 1.66 M. of 1.42 g/t; 5.24 M. of 2.15 g/t, including 1.14 M. of 6.4 g/t;

•	SJG 10-149:	1.3 M. of 4.8 g/t;

•	SJG 10-195:	.40 M. of 3.43 g/t; Including .73 M. of 2.18 g/t; And, Including 1.83M. of 2.2 g/t; And, Including 1.21 M of 3.68 g/t; And, Including 2.94 M of 3.26 g/t.

•	SJG 10-197:	1.16 M. of 2.83 g/t; And, Including 3.67 M. of 7.96 g/t; And, Including 3.30 M. of 28.38 g/t.

•	SJG 10-199:	1.56 M. of 9.14 g/t;

•	SJG 10-201:	2.10 M. of 15.78 g/t;

•	SJG 10-203:	.70 M. of 3.23 g/t; And, Including 1.91 M. of 3.42 g/t; And, Including 5.50 M. of 332.86 g/t;

•	SJG 10-205:	.95 M. of 6.71 g/t; And Including .45 M. of 7.73 g/t;

•	SJG 10-207:	3.05 M. of 16.74 g/t;

•	SJG 10-210:	.4 M. of 2.58 g/t;

•	SJG 10-212:	4.80 M. of 5.90 g/t; And, Including 1.53 M. of 2.85 g/t;

•	SJG 10-213:	1.81 M. of 5.78 g/t;

•	SJG 10-215:	3.47 M. of 15.82 g/t; And, Including 1.40 M of 2.53 g/t;

•	SJG 10-217:	1.42 M. of 89.95 g/t;

•	SJG 10-219:	.46 M. of 4.49 g/t; And Including .71 M. of 7.92 g/t; And, Including 1.41 M. of 10.82 g/t; And, Including .80 M. of 2.23 g/t;

•	SJG 10-221:	2.00 M. of 13.14 g/t; And, Including .54 M. of 3.26 g/t; And, Including .65 M. of 22.41g/t;

•	SJG 10-224:	2.23 M. of 5.29 g/t; And, Including 6.35 M. of 7.04 g/t; 3.35 M. of 11.93 g/t; And, Including .78 M. of 1.80 g/t; And, Including .45 M. of 6.84 g/t;

Company Management believes the drilling at San Pablo through December 2010 has defined a sizeable Inferred Resource (+ 400,000 Oz. Au.), using a Cut Off grade of 2 g/t., with an average grade of + 8 g/t.  Infill drilling and further extensions to San Pablo area are projected for 2011.  A 43-101 compliant Technical Report is expected to be commissioned by DynaMéxico in Spring 2011, and which is expected to confirm the Company’s Resource estimates.

Tres Amigos / La Cecena:

1997 – 1998:

•	’97-01:	7 M. of 3.66 g/t., Including 2.5 M. of 7.15 g/t., and Including 1 M. of 11.09 g/t;

•	’97-02:	18.5 M. of 3.53 g/t., Including 10 M. of 3.86 g/t., and Including 3.5 M. of 6.85 g/t., and Including 1.5 M. of 12.23 g/t;

•	’97-03:	4. M. of 4.13 g/t., Including 2 M. of 7.22 g/t.;

•	’97-05:	1.9 M. of 3.62 g/t.;

•	’97-06:	1.85 M. of 6.47 g/t.;

•	’97-07:	10 M. of 3.42 g/t., Including 2.15 M. of 6.82 g/t.; And, 14.3 M. of 2.41 g/t; Including 2.34 M. of 8.67 g/t;

•	’97-09:	2.7 M. of 2.76 g/t; Including 1.5 M. of 4.15 g/t.; And, 2 M. of 13.53 g/t.;

•	’97-10:	7.6 M. of 2.36 g/t., Including 4.6 M. of 3.81 g/t; and, Including 1.5 M. of 10.28 g/t.;

•	’97-11:	9.5 M. of 2.83 g/t., Including 1.5 M. of 15 g/t.;

•	’97-12:	3.5 M. of 4.75 g/t., Including 1.7 M. of 8.58 g/t.; And, 3.5 M. of 2.44 g/t.;

•	’97-13:	27.5 M. of 9.94 g/t.; Including 4.5 M. of 54.26 g/t., and Including 2. M. of 85.72 g/t.;

•	’97-14:	1.2 M. of 3.59 g/t;

•	’97-35:	16.5 M. of 2.11 g/t., Including 6. M. of 8.84 g/t., and Including 2 M. of 14.42 g/t.;

•	’97-36:	2 M. of 3.28 g/t.; And, 3.6 M. of 4.04 g/t., Including 2 M. of 6.41 g/t.;

•	’97-37:	1.3 M. of 11.97 g/t.; ;

•	’97-39:	6.8 M. of 13.2 g/t., Including 3 M. of 29.5 g/t., Including 1.5 M. of 51.47 g/t.;

•	’97-40:	2. M. of 14.88 g/t.; And, 6 M. of 4.16 g/t; Including 2 M. of 10.81 g/t.; And, 8 M. of 3.86 g/t; Including 6 M. of 5.02 g/t; And, Including 4 M. of 7.21 g/t.; And, Including 2 M. of 8.95 g/t;

•	’97-41:	10 M. of 2.56 g/t; Including 4 M. of 4.4 g/t., Including 2 M. of 5.15 g/t.;

•	’97-42:
4 M. of 3.04 g/t; Including 2. M. of 5.17 g/t.; And, 18. M. of 1.88 g/t; Including 2.3 M.
of 3.43 g/t;  and, Including 2 M. of 3.8 g/t; and Including 2 M. of 3.36 g/t;  And, 12 M. of
2.46 g/t;  Including  4.5 M. of 5.06 g/t.;  and, Including 1.5 M of 6.69 g/t;

•	’97-43:	1.3 M. of 4.23 g/t.;

•	’97-44:	6 M. of 2.91 g/t; Including 2. M. of 7.78 g/t.; And, 12 M. of 1.71 g/t; Including 2 M. of 5.18 g/t.; And, 14.8 M. of 1.47 g/t; Including 1.3 M. of 7.06 g/t;

•	’97-45:	14 M. of 5.35 g/t; Including 2 M. of 31.35 g/t; And, 14 M. of 2.38 g/t; Including 2 M. of 12.32 g/t;

•	’97-47:	7.06 M. of 7.63 g/t., Including 1.55 M. of 23.10 g/t.;

•	’97-50:	2 M. of 5.02g/t; 5 M. of 3.92 g/t., Including 2. M. of 8.53 g/t.; (La Cecena)

Tres Amigos Recent (2007 – 2010):

•	SJG 08-102:	7.87 M. of 2.75 g/t. (3.02 g/t. AU equivalent); Including 2.54 M. of 6.49 g/t.; And, Including .58 M. of 11.527 g/t.; And, 3.25 M. of 3.91 g/t (4.16 AU Equivalent); Including 1.50 M of 7.927 g/t;

•	SJG 08-103:	1.2 M. of 4.911 g/t.; And, 1.1 M of 2.564 g/t.;

•	SJG 08-104:	2.8 M of 13.32 g/t. (16.24 g/t. AU Equivalent); Including 1.4 M. of 26.20 g/t.;

•	SJG 08-110:	3.40 M. of 1.72 g/t.; 1.40 M. of 1.829 g/t.; 2.80 M. of 2.34 g/t. (2.68 AU Equivalent); Including .70 M. of 8.6 g/t.; And, 1.8 M. of 2.63 g/t. (2.95 g/t. AU Equivalent);

•	SJG 08-111:	1.50 M. of 1.008 g/t. (1.10 g/t. AU Equivalent); And, 4.8 M. of 1.89 g/t. (2.56 g/t. AU
Equivalent); Including .90 M. of 5.86 g/t;

•	SJG 08-112:	2.80 M. of 1.61 g/t. (2.06 g/t. AU Equivalent); And, .70 M. of .752 g/t. (1.62 g/t. AU Equivalent);

•	SJG 08-113:	1.60 M. of 13.66 g/t. (14.17 g/t. AU Equivalent); And, 6.30 M. of 1.99 g/t. (2.19 g/t. AU Equivalent); Including 3.10 M. of 3.45 g/t;

•	SJG 08-114:	5.3 M. of 2.91 g/t. (3.13 g/t. AU Equivalent); including 1.7 M. of 8.32 g/t.;

•	SJG 08-115:	1.5 M. of 3.40 g/t (4.60 AU Equivalent); And, 9.40 M. of 5.15 g/t.; Including 5.7 M of 8.37 g/t.; And, Including 2.1 M. of 9.48 g/t.; And, Including 1.7 M. of 12.96 g/t;

•	SJG 08-116:	2.1 M of 2.96 g/t. (3.79 g/t. AU Equivalent); And, 9.80 M. of 7.74 g/t. (8.02 g/t. AU Equivalent); Including 3.3 M. of 21.28 g/t.; And, Including 1.6 M. of 33.859 g/t;

•	SJG 08-117:	1.7 M. of 4.674 G/T. (5.23 g/t. AU Equivalent); And, 3.70 M. of 2.44g/t. (3.01 g/t. AU Equivalent);

•	SJG 08-118:
5.46 M. of 4.25 g/t. (7.85 g/t. AU Equivalent); Including 2. M of 7.20 g/t., And Including
1. M. of 9.6 g/t; And, .83 M. of 1.169 g/t. (1.87 g/t. AU Equivalent); And, 3.13 M. of
4.97 g/t. (6.33 g/t. AU Equivalent); Including 1.08 M. of 13.415 g/t.; And, 1.2 M. of
2.214 g/t;

•	SJG 10-150:	4.39 M. – 7.34 g/t; Including 2.88 M. – 10.9 g/t; And, Including 1.71 M. – 17.78 g/t;

And, Including .87 M. – 25 g/t; And 11.91 M. – 3.10 g/t; Including 2.38 M. – 11.77 g/t;

And, Including 1.17 M. – 14.23 g/t;

•	SJG 10-151:	11.95 M. – 14.66 g/t; Including 7.82 M. – 22.18 g/t; And, Including 2.63 M. – 62.05 g/t; And, Including 1.88 M. – 82.31 g/t; And, Including .92 M. – 137.60 g/t;

•	SJG 10-152:	9.27 M. – 1.65 g/t; Including 1.13 M. – 9.85 g/t; And, Including .63 M. – 15.90 g/t;

•	SJG 10-153:	7.11 M. – 2.91 g/t; Including 3.63 M. – 5.36 g/t; And, Including 1.73 M. – 6.70 g/t;

And, Including .55 M. – 6.97 g/t; (“La Cecena”)

•	SJG 10-154:	2.25 M. – 17.18 g/t; Including 1.75 M. – 21.89 g/t; (“La Cecena”)

•	SJG 10-165:	8.26 M. – 5.40 g/t; Including 4.55 M. – 8.23 g/t; And, Including 1 M. – 6.30 g/t;

(“La Cecena- Tepehauje”);

•	SJG 10-175:
9.3 M. – 1.81 g/t; Including: 1.09 M. -- 4.973 g/t; And, Including .99 M -- 8.102 g/t
And, 1.17 M. – 2.054 g/t; And, .43 M. – 1.436 g/t; And, 6.0 M. – 4.19 g/t; Including
 2.56 M. – 8.95 g/t; And: 1.4 M. – 3.116 g/t;

•	SJG 10-176:	.59 M. – 1.343 g/t; And, 15.31 M. – 1.09 g/t; Including .65 M. – 5.294 g/t;	And, Including 1.05 M. – 3.127 g/t; And,

•	SJG 10-177:	5.27 M – 19.8 g/t; And, Including 2.92 M. – 33.7 g/t; And, Including 1.05 M. – 52.11 g/t; And, 9.28 M. – 7.88 g/t; Including 1.43 M. – 32.38 g/t; And, Including .78 M. – 50.153 g/t;

•	SJG 10-178:
.8 M. – 3.831 g/t; And, 1.95 M. -- 1.884 g/t; And, 5.3 M. -- 1.01 g/t; Including 1.7 M. --
1.953 g/t; And, 12.85 M. – 3.62 g/t; Including 3.52 M. – 5.56 g/t; And, Including
1.76 M. – 6.13 g/t; And, Including 1.05 M. – 5.50 g/t; And, 2.23 M. – 2.56 g/t;
Including .6 M. – 8.84 g/t;

•	SJG 10-179:	1.76 M. – 1.585 g/t; And, 1.72 M. – 105.51 g/t; And, 4.678 M. – 5.70 g/t; Including 2.65 M. – 8.23 g/t; And, 2.30 M. – 4.79 g/t; Including 1.15 M. – 7.00 g/t;

•	SJG 10-181:	3.03 M. – 1.73 g/t; Including 1.5 M. – 2.885 g/t;

•	SJG 10-182:	.62 M. – 3.348 g/t; And, 1.01 M. – 2.85 g/t;	And, .47 M. – 2.292 g/t;

•	SJG 10-225:	.40 M. of 3.63 g/t;

•	SJG 10-226:	8.04 M. of 18.47 g/t; Including 4.10 M. of 34.36 g/t;

•	SJG 10-227:	9.80 M. of 8.42 g/t; Including .40 M. of 113.95 g/t;

•	SJG 10-228:	1.83 M. of 3.88 g/t; And, 2.98 M. of 3.73 g/t;

•	SJG 10-229:	1.64 M. of 2.41 g/t; And, 1.55 M. of 5.46 g/t;

•	SJG 10-230:	4.54 M. of 18.09 g/t; Including 2.54 M. of 31.52 g/t;

•	SJG 10-231:	.52 M. of 2.62 g/t; And, 2.75 M. of 8.99 g/t; And, 1.7 M. of 2.34 g/t;

•	SJG 10-232:	1.87 M. of 3.15 g/t;

Company Management believes the 1997 – 1998 Drilling at Tres Amigos, and the recent drilling through December 2010 has defined a sizeable Inferred Resource of + 400,000 Oz Au.  Infill drilling and further extensions to Tres Amigos are projected for 2011 drilling programs.  A 43-101 compliant Technical Report is expected to be commissioned by DynaMéxico in Spring 2011, and which is expected to confirm the Company’s estimates.

La Purisima:

•	SJG 07-21;	8 M. of 20.67 g/t., Including 6 M. of 26.89 g/t., Including 2.1 M. of 76.33 g/t.;

•	SJG 07-35;	4.4 M. of 1.54 g/t., Including 2.2 M. of 2.736 g/t.; And, 1.75 M. of 1.74 g/t;

•	SJG 07-36;	1.42 M. of 4.319 g/t.;

•	SJG 07-37;	4.45 M. of 3.07 g/t., Including 2.2 M. of 5.004 g/t.;

•	SJG 07-39;	2.05 M. of 2.479 g/t.; And, 4.2 M. of 8.55 g/t., Including 3.25 M. of 10.89 g/t.; And, Including 1.90 M. of 16.675 g/t;

•	SJG 07-40;	.8 M. of 2.43 g/t.; And, 1.8 M. of 1.763 g/t.;

•	SJG 07-42;	5.9 M. of 1.85 g/t., Including 2.2 M. of 3.316 g/t.; And, 1.1 M. of 3.475 g/t.;

•	SJG 08-63;	.4 M. of 11.694 g/t.;

•	SJG 08-68;	1.6 M. of 18.26 g/t., Including 1 M. of 23.9t;

•	SJG 08-70;	11.1 M. of 1.83 g/t., Including 2.3 M. of 5.190 g/t., And, Including 1.10 M. of 9.434 g/t.; And, 1.50 M. of 4.15 g/t., Including .25 M. of 16.274 g/t.; And, .2 M. of 4.292 g/t; Including Zinc Credits;

•	SJG 08-82;	1.70 M. of 18.218 g/t.;

•	SJG 08-84;	.36 M. of 39.5 g/t.; .17 M. of Zinc Credits;

•	SJG 10-161;	7.6 M. – 4.64 g/t;	Including 1.6 M. – 18.88 g/t;

•	SJG 10-186;	1 M. – 2.579 g/t;	And, 8.15 M. – 2.79 g/t; Including	.6 M. – 30.57 g/t;

•	SJG 10-191;	1.28 M. of 2.08 g/t; And, 1.17 M. of 2.08 g/t;

•	SJG 10-193;	5.60 M. of 3.96 g/t;

•	SJG 10-198;	1.53 M. of 13.64 g/t;

•	SJG 10-202;	1.15 M. of 5.36 g/t;

•	SJG 10-204;	1.05 M. of 3.85 g/t; And, 3.10 M. of 2.19 g/t; And, 3.84 M. of 4.06 g/t; And, 1.43 M. of 7.21 g/t; And, .77 M. of 9.91 g/t;

•	SJG 10-206;	2.31 M. of 14.63 g/t;

Company Management believes the recent drilling at La Purisima in 2007- 10, has defined a sizeable Inferred Resource at La Purisima (+ 200,000 Oz. Au.).  Infill drilling and further extensions to La Purisima are projected for 2010-2011.  A 43-101 compliant Technical Report is planned for commission by DynaMéxico in Spring 2011, and which is expected to confirm the company’s estimates.

La Union:

•	’92-27:	1 M. of 9 g/t;

•	“97-29:	3.1 M. of 4.53 g/t;

•	’97-30:	.5 M. of 12.92 g/t; And, 10.1 M. of 1.68 g/t, and Including 1.5 M. of 6.04 g/t;

•	’97-31:	6.8 M. of 1.94 g/t; Including 4 M. of 2.85 g/t;

•	’97-33:	4 M. of 1.9 g/t; And, 4.3 M. of 1.3 g/t;

•	’97-34:	2 M. of 8.9 g/t;

•	SJG 08-61:	4.5 M. of 1.66 g/t. (2.85 g/t Au equivalent), Including 1.10 M. of 2.446 g/t.; And, Including 1.3 M. of 3.183 g/t.; And, .4 M. of 9.38 g/t; Including Copper Credits;

•	SJG 08-72:	4.3 M. of 1.13 g/t. (1.68 g/t. Au equivalent), Including 1.10 M. of 2.475 g/t. and Including 1 M. of 1.635 g/t;

•	SJG 08-76:
4.8 M. of 16.23 g/t. (17.44 g/t. Au equivalent), Including  2 M. of 38.100  g/t., And including 1.40 M. of 51.340 g/t, and Including .7 M. of 77. g/t; With Copper and Zinc Credits;
And, 2.7 M. of 1.69 g/t. (2.08 g/t. Au equivalent), Including .3 M. of 7.875 g/t;

•	SJG 08-80:	3.10 M. of 4.801 g/t., Including 1.50 M. of 7.372 g/t.; And, 1.10 M. of 3.169 g/t.;

•	SJG 08-120:	1.65 M. of 2.179 g/t.; And, .42 M. of 1.93 g/t.;

•	SJG 08-122:	.50 M. of 2.076 g/t.; And, .50 M. of 25.75 g/t; And, .95 M. of 1.94 g/t.;

•	SJG 09-143:	1.4 M. M. of 12.08 g/t;

•	SJG 09-144:	3.78 M. of 1.63 g/t, Including 1.35 M. of 2 g/t;

•	SJG 10-208:	2.06 M. of 6.60 g/t;

•	SJG 10-216:	1.77 M. of 5.45 g/t; And, 2.96 M. of 12.36 g/t;

•	SJG 10-218:	.40 M. of 2.53 g/t; And, 1.29 M. of 8.42 g/t;

•	SJG 10-220:	.40 M. of 2.83 g/t;

•	SJG 10-223:	1.25 M. of 2.28 g/t; And, 1.62 M. of 9.90 g/t; And, 3.15 M. of 2.33 g/t; And, 3.52 M. of 10.24 g/t; And, 3.05 M. of 2.18 g/t;

Company Management believes the recent drilling at La Union in 2007-10, has defined a sizeable Inferred Resource at La Union (+ 150,000 Oz. Au).  Infill drilling and further extensions to La Union are projected for 2011. A 43-101 compliant Technical Report is expected to be commissioned by DynaMéxico in Spring 2011, which is expected to confirm the company’s estimates.

Palos Chinos:

•	’97-63:	27.8 M of 2.3 g/t; Including 17.30 M. of 2.81 g/t; And, Including .7 M. of 9.25 g/t; And, Including 2.7 M. of 8.45 g/t;

•	SJG 07-02:	.75 M. of 17.5 g/t.;

•	SJG 07-16:	7.7 M. of 1.86 g/t., Including 4.35 M. of 3.09 g/t., Including 2.15 M. of 5.2 g/t.;

•	SJG 10-161:	7.6 M. – 4.64 g/t;	Including 1.6 M. – 18.88 g/t;

•	SJG 10-186:	1 M. – 2.579 g/t;	And, 8.15 M. – 2.79 g/t; Including	.6 M. – 30.57 g/t;

La Prieta / Rosario / Rudolpho:

•	SJG 10-169:	.35 M. – 1.37 g/t; And, 8.42 M. – 3.80 g/t; Including 3.38 M. -- 9.11 g/t; And, Including 1.7 M. – 11.61 g/t; And 1.85 M. – 1.56 g/t;

•	SJG 10-171:	.6 M. – 2.9 g/t;

•	SJG 10-172:	2.1 M. – 2.52 g/t;	Including 1.1 M. – 4.47 g/t;

•	SJG 10-173:	1.3 M. – 1.302 g/t; And, 1.3 M. – 2.486 g/t;

•	SJG 10-174:	1.65 M. – 5.855 g/t; And, 1.53 M. – 1.848 g/t; And, 2.91 M. – 1.87 g/t; Including, 1.07 M. – 4.699 g/t; And, 11.69 M. – 1.08 g/t; Including 5.56 M. – 1.96 g/t; And, Including .86 M. – 3.754 g/t;

Target Areas at SJG remain virtually unexplored:

•	La Prieta; Historical + 200,000 Oz. Au production at average grade of + 28 g/t;

•	Rudolpho / Rosario;

•	Northeast Tres Amigos;

•	Orange Tree;

•	Argillic Zone;

These drilling Results obtained through Phases 1, 2, 3, and continuing in Phase 4 confirm extensions of mineralization, down dip of historical workings at SJG, with confirmation of high grade gold (as measured in grams per ton) which are consistent with historical and recent production. Specifically, San Pablo, La Purisima, Tres Amigos, La Cecena, and La Union areas have reported significant results. (See description of drilling highlights by target area above). The Company believes that sizeable inferred resources have been defined at San Pablo, Tres Amigos, La Union and La Purisima. Further Phase 4 drilling will be targeted at these main target areas.  In Spring 2011, the Company expects DynaMéxico to commission a 43-101 compliant technical report in order to define the Resources indicated by recent drilling at SJG.

An SJG Drill  Summary File through 10-239, describing the mineralized intercepts of all core drill holes, including the drilling results of 1997, and including the recent drilling of 2007 - December 31, 2010 is attached hereto as exhibit 99.1.

DynaMéxico Summary of Drilling Results

The drilling results obtained from San Jose de Gracia through December 31, 2010 (through DDH SJG 10-239) confirm the extensions of mineralization, down dip of historical workings, with confirmation of high grade gold (+ 10 g/t), and including bonanza grades shoots which are consistent with historical and recent production grades. Specifically, San Pablo, Tres Amigos, La Purisima, and La Union areas have reported significant results.  (Note Drill Summary file referred to above.)  Continued Phase 4 drilling will be targeted at Tres Amigos, San Pablo, La Prieta, La Union and La Purisima, and at Rosario / Rudolpho, Northeast Tres Amigos.

Company Interpretations and Estimates

In some areas of SJG, topography has prevented the drilling of holes on conventional 50 M. Spacing.  In some areas, specifically at Tres Amigos, the distance between drilled holes is + 100 M.  In these areas, DynaMéxico is considering the blasting and building of new roads in order to complete in-fill drill holes.  Nonetheless, the Company has interpreted the results of drilling activity, and considering the recent production activity as well; and it has calculated manually an estimate of the resource at SJG.  This manually calculated estimate includes Oz. Au (gold) at the areas of:  San Pablo, Tres Amigos, Palos Chinos, La Union, and La Purisima; by assuming grade and width averaging between drill holes.  DynaMéxico expects to confirm the amount of Au resource at SJG under the guidelines and description of a commissioned 43-101 technical report in spring 2011.

Block Model in Surpac

While the company has compiled its manual calculation and internal interpretation of the resource at SJG defined by drilling and production to date; the company also is in process of building the block model of resources defined and inferred at SJG using Surpac, (Gemcom) software. The current block model at SJG confirms inferred resources at San Pablo, Tres Amigos, La Union, Palos Chinos, and La Purisima; with portions of the inferred resource in a high grade category, and including probable resources at San Pablo and Tres Amigos. The Company will continue this Surpac modeling work as additional drill programs are planned and completed.

Current Resources and Potential

San Jose de Gracia is commonly referred to as “potentially a + 3 Million Gold Oz. resource”. The current inferred resource defined by drilling through December 2010 is estimated by the company to be + 1 M. Oz. Gold.

And, In consideration of the historical 1 M. Oz. gold production from SJG, the results from the 2003-2006 pilot production operation, the results of recent drilling programs, the Company’s internal block modeling work in Surpac, and the Gold resources anticipated to be reported in the DynaMexico 43-101; upon ramp up to full production the Company currently projects a potential 100,000 Oz. per year gold production from the SJG Project, from which the Company would be the beneficiary as a 50 % shareholder of DynaMexico (see Earn In Agreement). The Company has planned and structured itself for this potential revenue position as a shareholder of DynaMexico, and will consider distributions of a percentage of its retained earnings as a dividend to Shareholders.

Technical Report of Resources

In Spring 2011, the Company expects DynaMéxico to commission a 43-101 compliant report of the probable and inferred resources defined by drilling at SJG. The Company expects this 43-101 technical report to confirm its internal work with the Block model in Surpac at SJG, and also to confirm consistency with the company’s interpretation and estimates of resources.   However, additional drilling and in-fill drill holes may be necessary in order to confirm consistency of grade and width between drill holes as of December 31, 2010.

Economic Assessment Report / Feasibility Study

At the completion of the Earn In / Option Agreement at March 15, 2011; the company expects DynaMexico to commission an Economic Assessment Report or Feasibility Study.  Considering the success and efficiency of the Pilot production program conducted by DynaMexico during the period 2003 – 2006; the company expects the upcoming economic assessment / feasibility study to reflect a “scaling up” of the recent pilot production operation. Thereafter, the Company expects DynaMexico to arrange for the financing and installation of full scale mining and production facilities; with the expected target for annual production of 100,000 Oz. Au.

Structure of Company / Operations

Activities in México are conducted by DynaMéxico, through operating agreement to the operating subsidiary of DynaResource, Inc., Mineras de DynaResource SA de CV. (“MinerasDyna”); with the management of personnel being contracted by MinerasDyna through to the personnel management subsidiary, DynaResource Operaciones, SA de CV (“DynaOperaciones”).  DynaResource, Inc. management and consultants continue to manage the 3 subsidiaries in México; while Chairman / CEO K.D. Diepholz is the President of each of the 3 companies.  Management and administrative fees are charged by MinerasDyna and DynaOperaciones, which are eliminated in consolidation.

Competitive Advantage

The Company, through its subsidiaries, has been conducting business in México since March 2000.   During this period the Company believes it has structured its subsidiaries properly and strategically, and during which time the Company has retained key personnel and developed key relationships and support.  The Company believes its experience and accomplishments in México gives it a competitive advantage, even though many competitors may be larger and have more capital resources.

Drilling Programs

Further drilling programs at SJG are expected to continue in Spring, 2011, and are being planned considering the results of the magnetic and IP surveys, and in consideration of the recent analysis of the structure and ore controls at SJG.  A 15,000 Meter drill program was carried out and completed at June 30, 2010.  Subsequently, the next 18,500 meters drilling at SJG commenced at October 2010, and continues into 2011. The Company expects continued drilling in order to expand resources at San Pablo, Tres Amigos, La Cecena, Palos Chinos, La Union, La Purisima, and La Prieta. And, the company expects extensions to mineralization in all directions and down dip from the main target areas.

Capital contributions and Expenditures to Earn In

Goldgroup contributed $432,010 USD to DynaMéxico, in the quarter ending December 31, 2010. The total capital contributed by Goldgroup to DynaMéxico at December 31, 2010 was $14,000,000 USD.

Note Receivable – Affiliate

In the quarter ending December 31, 2010, the Company did not loan any additional funds to DynaResource Nevada, Inc., a Nevada Corporation (“DynaNevada”), with one operating subsidiary in México, DynaNevada de México, SA de CV (“DynaNevada de Mexico”). The total amount loaned by the Company to DynaNevada. at December 31, 2010 is $750,000 USD.  The terms of the Note Receivable provide for a “Convertible Loan”, repayable at 5 % interest over a 3 year period, and convertible at the Company’s option into Common Stock of DynaNevada. at $ .25 / Share.  DynaNevada is a related entity, and through its subsidiary in México (DynaNevada de México), (“DynaNevada de Mexico”), has entered into an Option agreement with Grupo México (“IMMSA”) in México, for the exploration and development of approximately 3,000 hectares in the State of San Luis Potosi (“the Santa Gertrudis Property”).  In March, 2010, DynaNevada de Mexico completed the Option with IMMSA so that it now owns 100 % of Santa Gertrudis.  In June, 2010, DynaNevada de Mexico acquired an additional 6,000 Hectares in the State of Sinaloa (“the San Juan Property”).

On December 31, 2010, the Company exercised its option to convert the receivable from DynaNevada into shares of common stock at a rate of $.25 per share.  The Company received 3,223,040 shares, which represents approximately 19.95% shares of outstanding shares of DynaNevada.   At the time of the exchange, DynaNevada’s net book value was approximately $695,000, consisting of $30,000 cash and the remainder unproven mining properties.   DynaNevada has a contingent  liability arising from the purchase of one of the mining properties, that Management believes has no merit.   Based upon the above, Management estimated the value of the Company’s DynaNevada shares as of December 31, 2010 to be $70,000.     Management believes the impairment is temporary, and therefore an unrealized loss of $735,760 has been recorded in comprehensive income.

Competition

DynaMéxico retains 100 % of the rights to concessions over the area of the San José de Gracia property and currently sees no competition for mining on the lands covered by those concessions.  If DynaMéxico were to re-start production activities, the sale of gold and any bi-products would be subject to global market prices; which prices fluctuate daily,   The Company was successful in selling gold concentrates produced from SJG in prior years; and the Company expects willing buyers for its produced products in the future.  Actual prices received by DynaMéxico would depend upon these global market prices, less processing charges and any deductions.

POTENTIAL RISKS

Funding from Goldgroup Mining Inc.:

Funding for the exploration activity at SJG is primarily due to the capital contributions to DynaMéxico from Goldgroup Mining Inc. There is no certainty that this funding will continue or that the Earn In / Option Agreement will be completed.  Should the funding of Goldgroup cease, the Company would be required to fund further exploration work through its own capital reserves, or to obtain alternate financing sources.  Any alternate funding sources could result in additional dilution to shareholders.

Potential Conflicts with Shareholder of DynaMéxico (Non-Controlling Interest Holder):

While the Company believes it has negotiated and authorized proper agreements to provide for the financing and exploration of SJG, there exists potential for conflicts with Goldgroup Mining Inc.  Goldgroup carries the majority of seats on the SJG Management Committee, which is charged with responsibility of approving the budgets and approving technical plans to the SJG Project.  Concurrently, MinerasDyna has been named the exclusive operator of the SJG Project; and MinerasDyna is managed by officers of DynaResource.  Also, DynaResource carries a majority of the seats on the Board of Directors of DynaMéxico, and also carries 100 % of the Seats on the Boards of MinerasDyna and 100 % of the Seats of the Board of DynaOperaciones.  Mr. K.D. Diepholz, chairman and CEO of DynaResource, Inc. and Mr. Charles E. Smith, CFO of DynaResource, Inc. are the President and Secretary respectively for DynaMéxico, MinerasDyna, and DynaOperaciones.  Inherent in the structure of Ownership and Operation of the SJG Project is the potential for conflicts that could materially affect operations.

Mineable Resource:

There is no certainty that the exploration activity at SJG would result in the definition of a mineable resource at SJG.  While the company believes there is already in place an approximate + 1 M. Oz. Au  inferred Gold resource at SJG;  there is no certainty that the Company’s opinion will be proven correct, or than any proven, probable, or inferred resource would be commercially producible.  If a commercial mineable resource is not confirmed at SJG, the Company’s investment at SJG could be at risk.

Company Interpretations and Estimates

The Company currently estimates the inferred resource at SJG to be + 1 M. Oz. Au.  There can be no assurance that the company’s interpretations or estimates will be proven correct, or that future results will be consistent with past results.

Feasibility Study / Economic Assessment Report

There can be no assurance that DynaMéxico will be able to complete a successful feasibility or economic assessment at the SJG project.  If DynaMéxico is not successful in its plan to complete the feasibility or economic assessment, the company’s investment at SJG could be at risk. Further, if the company is not able to complete a commercial feasibility study or positive economic assessment, it may not be successful in obtaining funding for production activities.

50 % of the Interest In and Revenue from DynaResource de México May be Owned by Goldgroup Mining Inc.

Goldgroup has completed Phases I, II, and III of the Earn In / Option Agreement, and as a result has been transferred 25 % of the Shares and ownership of DynaResource de México.  Should Goldgroup complete Phase IV of the Earn In / Option Agreement (through the contribution of a total of $18,000,000 USD. by March 15, 2011); Goldgroup would receive an additional 25 % of the shares and ownership of DynaResource de México (Total of 50%).  In such case DynaResource, Inc. and its shareholders will retain only 50 % of the shares and ownership of DynaResource de México.  Investors in the Company’s shares should be aware that any benefits to be derived from the ownership of DynaResource de México would be shared 50 % with Goldgroup.

Employees

The Company has four employees in its corporate office in Dallas, Texas, three of which are officers, and it employs approximately thirty persons through its subsidiaries in México.

Governmental Regulation and Environmental Matters

Environmental laws that impact our operations include those relating to air quality, solid waste management and water quality. These laws are complex and subject to frequent change. They impose strict liability in some cases without regard to negligence or fault. Sanctions for noncompliance may include revocation of permits, corrective action orders, administrative or civil penalties and criminal prosecution. Some environmental laws provide for joint and several strict liabilities for remediation of spills and releases of hazardous substances. In addition, businesses may be subject to claims alleging personal injury or property damage as a result of alleged exposure to hazardous substances, as well as damage to natural resources.

These laws also may expose us to liability for the conduct of or conditions caused by others, or for acts that complied with all applicable laws when performed. However, we have and continue to maintain excellent relations with the government authorities by compliance with the laws and communication with them concerning environmental matters.
The Company conducted a mining and milling operation from March 2003 through June, 2006. This activity was suspended in order to focus efforts on the exploration of the vast SJG District. The Company reported no revenue in 2008 and 2007. The Company does not expect any revenues from mining and production in 2010.   The Company earned minimal revenue during 2010 and 2009 of $305,652 and $41,074 respectively for exploration services performed for a related party.

The Company’s production and exploration costs were $3,620,617 and $1,577,996 for the years ended December 31, 2010 and 2009 respectively. The increase in expenses in 2010 was a result of the increased drilling exploration work financed pursuant to the Earn-In / Option Agreement.

The Company's operating expenses included two categories, a) depreciation and amortization, and b) general and administrative expenses. Operating expenses were $2,285,397 for the year ended December 31, 2010 compared to $1,743,717 for the year ended December 31, 2009. Included in these amounts was depreciation and amortization of $142,951 and $141,571 in 2009 and 2009 respectively and common stock issued for services of $901,437 and $146,250 in 2010 and 2009 respectively.

Other income and expenses included interest income and currency translation gain for the year ended December 31, 2010 of $423,378 compared with $349,472 for the year ended December 31, 2009.  Additionally, we had other income of $883 in 2010 compared to $0 in 2009.

Noncontrolling Interest

Under the terms of the Earn In Agreement, Goldgroup Mining Inc. (Goldgroup), throughout 2009, had earned and owned a 25% interest in DynaResource de Mexico, S.A. de C.V. (DynaMexico). The applicable portion of the earnings or loss attributable to Goldgroup is offset in this section. In the year ended December 31, 2010 and 2009 the portion of the loss attributable to Goldgroup was $804,511 and $454,990 respectively. The increase in the amount attributable to the non-controlling interest is due to an increase in expenses and therefore an increase in the loss of which the non-controlling interest would be allocated a larger amount.

Currency Translation Income / Loss

The currency translation gains  were $419,840 and $341,500 in the years ended December 31, 2010 and 2009 respectively. These gains are caused by the fluctuation of the exchange rate between the United States dollar and the Mexican peso.

The Company’s comprehensive loss before the noncontrolling interest for the years ended December 31, 2010 and 2009 was $5,443,107 and $2,645,433 respectively. The increase in the loss is attributed to the increase in exploration activities and related costs.

Plan of Operation

The Plan of operation for the next twelve months includes the continuation of the drilling and exploration programs at San Jose de Gracia.  Under the Earn In agreement, Phase 4 exploration activities continue, with a Budget of approximately $4 M. USD to be expended over the next 6 months.  Financing from the Earn In Agreement provides for 100% of the current exploration and related costs at SJG.  The Company is required to fund its general and administrative expenses in the US.

The Company does not currently generate revenue.  Its only sources of capital are (1) exploration and related funds provided by Goldgroup to DynaMexico under the Earn In Agreement; (2) cash on hand; and (3) any funds available through financings. The Company believes that cash on hand is adequate to fund our ongoing general and administrative expenses through 2011. The funds contributed by Goldgroup to DynaMexico are expected to finance the exploration activities at SJG through 2011.  The Company may seek additional capital funding during 2011 depending on market conditions, results of drilling activities, plans for production or continuing exploration activities, and other circumstances.

Capital Expenditures

The Company’s primary activities relate to the exploration of SJG property.  100% of the exploration and related costs are provided by Goldgroup Resources, Inc. to DynaMexico pursuant to the Earn-In / Option Agreement. Exploration drilling continues at SJG in order to further define mineralization and ore bodies and resources.  Drilling services are contracted by MinerasDyna, the operating entity, to drilling contractors. The Company does not foresee significant capital purchases in 2011 which would have to be funded out of its current cash reserves.  Any capital purchases necessary for the exploration activity are the responsibility of DynaMexico, with costs accounted to the segregated exploration account and financed by Goldgroup.  Miscellaneous costs could be paid from funds on hand of DynaMexico, MinerasDyna, DynaOperaciones, or DynaResource, Inc.

Liquidity and Capital Resources

As of December 31, 2010, the Company maintained working capital of $1,704,970, comprised of current assets of $1,801,967  and current liabilities of $96,997.  This represents a decrease of $183,981 from the working capital maintained by the Company of $1,944,711 at December 31, 2009.

Net cash used in operations for the year ended December 31, 2010 increased to $4,225,418 from $2,699,242 for the year ended December 31, 2009.  The increase was due to the increase in expenses for exploration, which includes drilling and all support services.

Cash used for purchase of fixed assets was $115,299 and $69,192 for the years ended December 31, 2010 and 2009 respectively.

Cash provided by financing activities for the year ended December 31, 2010 was $3,567,250 compared to $2,559,257 for the year ended December 31, 2009. The main category changes include Goldgroup deposits under the Earn In / Option Agreement of $4,132,010 and $1,699,981 for 2010 and 2009 respectively and comprehensive loss of $1,073,634 and $169,256 for 2010 and 2009, respectively.

Sampling Process

The geological data contained in this report was verified by an appropriate quality control person using industry standard quality controls and quality assurance protocols utilized in exploration activities. Standard reference samples and various duplicates are inserted in each batch of assays. Drill core samples are cut by saw on site and samples splits are prepared for shipment, sealed and then shipped for assaying. Samples are sent to a certified assayer (Inspectorate Exploration& Mining Services Ltd., Vancouver, BC.) and analyzed for gold by fire assay and for silver and 34 other trace and major elements in accordance with standard industry practices.

PLAN OF OPERATION

Future Capital Contributions and Expenditures

Pursuant to the terms of the Earn In / Option Agreement, Goldgroup is to contribute and expend a total of $ 18,000,000 USD, to DynaMéxico, on or before March 15, 2011.  As of December 31, 2010, Goldgroup had contributed $14,000,000 USD and the balance in capital to be contributed by Goldgroup is $4,000,000 USD.  The company expects these funds to be contributed by Goldgroup over the next few months, and with subsequent exploration expenditures by DynaMéxico at SJG.  While this future contribution of Capital to DynaMéxico would dilute the shares of DynaMéxico; it will not dilute the shares of DynaResource, Inc.

Post Earn In Financing

At the Completion of the Earn In agreement with Goldgroup ($ 18 M. USD. at March 15, 2011), and at the complete expenditure of funds contributed pursuant to the Earn In,  DynaMexico will need to arrange capital for continued exploration activities and will need to arrange financing for mining and production activities.

2011 Drilling Programs

An 18,500 Meter drilling program commenced in October 2010.  At December 31, 2010, approximately 8,000 Meters remain to be drilled of the 18,500 Meter program. The Company expects continued and subsequent drilling programs in 2011 in order to continue to expand resources at San Pablo, Tres Amigos, La Cecena, Palos Chinos, La Union, La Purisima, and La Prieta / Rosario / Rudolpho.   The company expects extensions to mineralization in all directions and down dip from the main target areas.

 “Resources” at San José de Gracia

The Company believes that DynaMéxico has outlined significant Gold resources from drilling activity at San Pablo, Tres Amigos, Palos Chinos, La Union, and La Purisima areas of SJG.  Further drilling is expected to outline additional resources at these target areas, while mineable ore deposits are also expected to be defined at La Prieta and the area Northeast of Tres Amigos.  Other areas at SJG indicate clear potential to develop additional resources as well.

Technical Report of Resources

In spring 2011; the Company expects DynaMéxico to commission a 43-101 compliant report of the ore “resources” defined by drilling at SJG. The Company expects this 43-101 technical report to confirm its internal work with the Block model in Surpac at SJG, and also to confirm consistency with the company’s interpretation and estimates of resource. However, additional drilling and in-fill drill holes may be necessary in order to confirm consistency of grade and width between drill holes as of December 31, 2010.

Future Feasibility Study / Economic Assessment

Considering the historic production reported from SJG and the results of the recent production operation, and the results of the drilling activity to date; and considering the Block model in Surpac being developed; and considering the Company’s manual estimate of resource at SJG;  the Company recognizes the potential for  a + 100,000 Oz. gold per year production operation at SJG.  At the completion of the Earn In Agreement (defined by agreement at March 2011), and at the completion of the drilling programs funded pursuant to the Terms of the Earn In Agreement, the Company expects DynaMéxico to complete a Feasibility Study or Economic Assessment Report to confirm and define the full scale production plans at SJG.

Item 7A.   Quantitative and Qualitative Disclosures About Market Risk

Not required for smaller reporting companies.

Item 8. Financial Statements and Supplementary Data

Incorporated into and forming an integral part of this Form 10-K are the audited financial statements for the Company for the years ended December 31, 2010 and 2009. The financial statements as of December 31, 2010 and 2009, of the Company included in this Form 10-K have been audited by The Hall Group, CPAs, independent registered public accountants, as set forth in their report. The financial statements have been included in reliance upon the authority of them as experts in accounting and auditing.

Financial Statements:

Report of Independent Registered Public Accounting Firm

Consolidated Balance Sheets as of December 31, 2010 and 2009

Consolidated Statements of Operations for the Years Ended December 31, 2010 and 2009 and Cumulative Since Reentering the Exploration Stage (January 1, 2007) through December 31, 2010

Consolidated Statement of Changes in Stockholders’ Equity for the Years Ended December 31, 2010 and 2009

Consolidated Statements of Cash Flows for the Years Ended December 31, 2010 and 2009 and Cumulative Since Reentering the Exploration Stage (January 1, 2007) through December 31, 2010

Notes to the Consolidated Financial Statements for the Years Ended December 31, 2010 and 2009

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Management of
DynaResource, Inc.
Irving, Texas

We have audited the accompanying consolidated balance sheets of DynaResource, Inc. and subsidiaries as of December 31, 2010 and 2009 and the related consolidated statements of operations, stockholders’ equity  and cash flows for the years ended December 31, 2010 and 2009 and for the period since reentering the Exploration Stage (January 1, 2007) through December 31, 2010.  These consolidated financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

We were not engaged to examine management’s assertion about the effectiveness of DynaResource, Inc.’s internal control over financial reporting as of December 31, 2010 and 2009 and, accordingly, we do not express an opinion thereon.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of DynaResource, Inc. and subsidiaries as of December 31, 2010 and 2009 and the results of its operations and its cash flows for the years ended December 31, 2010 and 2009 and for the period since reentering the Exploration Stage (January 1, 2007) through December 31, 2010 in conformity with accounting principles generally accepted in the United States of America.

/s/  The Hall Group, CPAs
The Hall Group, CPAs
Dallas, Texas

March 2, 2011

DYNARESOURCE, INC. (An Exploration Stage Company) Consolidated Balance Sheets December 31, 2010 and 2009

	2010	2009

ASSETS
Current Assets:
Cash and Cash Equivalents	$1,277,065	$1,640,508
Foreign Tax Receivable	255,384	120,210
Accounts Receivable – Related Party	0	50,760
Other Current Assets	269,518	217,136
Total Current Assets	1,801,967	2,028,614

Fixed Assets:
Mining Camp Equipment and Fixtures (Net of Accumulated Depreciation of $617,645 and $524,427)	362,882	350,828
Mining Properties (Net of Accumulated Amortization of $440,686 and $390,953)	4,262,681	4,312,414
Total Fixed Assets	4,625,563	4,663,242

Other Assets:
Investment in Affiliate	70,000	0
Notes Receivable from Affiliate	0	500,000
Deposits	5,788	6,666
Total Other Assets	75,788	506,666
TOTAL ASSETS	$6,503,318	$7,198,522

LIABILITIES AND EQUITY
Current Liabilities:
Accounts Payable	$32,225	$40,586
Accrued Expenses	64,772	43,317
Total Current Liabilities	96,997	83,903

Long-Term Liabilities	0	0

TOTAL LIABILITIES	$96,997	$83,903

Equity: Preferred Stock, $1.00 par value, 10,000 shares authorized
1,000 and 1,000 shares issued and outstanding	$1,000	$1,000
Common Stock, $0.01 par value, 12,500,000 shares authorized
9,763,220 and 9,374,303 shares issued and outstanding	97,632	93,743
Preferred Rights	40,000	40,000
Additional Paid In Capital	31,011,472	25,475,425
Treasury Stock	0	(2,385)
Other Comprehensive Income	405,948	1,405,537
Accumulated Deficit	(6,002,516)	(6,002,516)
Accumulated Deficit Since Reentering the Development Stage	(17,223,915)	(12,851,441)
Total DynaResource, Inc. Stockholders’ Equity	8,329,621	8,159,363
Noncontrolling Interest	(1,923,300)	(1,044,744)
TOTAL EQUITY	6,406,321	7,114,619
TOTAL LIABILITIES AND EQUITY	$6,503,318	$7,198,522

The accompanying notes are an integral part of these financial statements.

DYNARESOURCE, INC.
(An Exploration Stage Company)
Consolidated Statements of Operations
For the Years Ended December 31, 2010 and 2009
And Cumulative Since Re-entering the Development Stage (January 1, 2007)
through December 31, 2010

	2010	2009	Cumulative Since Reentering the Exploration Stage (January 1, 2007 through December 31, 2010)

REVENUES	$305,652	$41,074	$346,726

EXPLORATION EXPENSES (exclusive of depreciation and amortization shown separately below)	3,620,617	1,577,996	11,786,889
GROSS PROFIT (DEFICIT)	(3,314,965)	(1,536,922)	(11,440,163)

OPERATING EXPENSES
Depreciation and Amortization	142,951	141,571	591,919
Stock Issued for Services	901,437	146,250	1,587,375
General and Administrative	1,241,009	1,455,896	4,658,721
TOTAL OPERATING EXPENSES	2,285,397	1,743,717	6,838,015

NET OPERATING INCOME (LOSS)	(5,600,362)	(3,280,639)	(18,278,178)

OTHER INCOME (EXPENSE)
Portfolio Income	2,655	7,892	20,240
Currency Translation Gain (Loss)	419,840	341,580	(1,160,735)
Other Income	883	0	2,987
TOTAL OTHER INCOME (EXPENSE)	423,378	349,472	(1,137,508)

NET INCOME (LOSS) BEFORE INCOME TAXES	(5,176,984)	(2,931,167)	(19,415,686)

Provision for Income Taxes (Expense) Benefit	0	0	38,259
NET INCOME (LOSS)	$(5,176,984)	$(2,931,167)	$(19,377,427)
Net Loss Attributable to Non-Controlling Interest	804,511	454,990	1,923,300
NET LOSS ATTRIBUTABLE TO DYNARESOURCE, INC. COMMON SHAREHOLDERS	(4,372,473)	(2,476,177)	(17,454,127)

Unrealized Loss on Securities Held for Sale	(735,760)	0	(735,760)
Unrealized Currency Translation Gain (Loss)	(337,874)	(169,256)	1,067,663

TOTAL COMPREHENSIVE INCOME (LOSS)	(5,443,107)	(2,645,433)	(17,122,224)
Comprehensive (Income) Loss Attributable To Non-Controlling Interest	74,045	37,107	(31,255)

COMPREHENSIVE LOSS ATTRIBUTABLE TO
DYNARESOURCE, INC. COMMON SHAREHOLDERS	$(5,369,062)	$(2,608,326)	$(17,153,479)

EARNINGS PER SHARE, Basic and Diluted
Weighted Average Shares Outstanding Basic and Diluted	9,513,930	9,094,458
Income (Loss) per Common Share, Basic and Diluted	$(0.46)	$(0.27)

The accompanying notes are an integral part of these financial statements.

DYNARESOURCE, INC. (An Exploration Stage Company) Consolidated Statement of Changes in Stockholders’ Equity For the Years Ended December 31, 2010 and 2009

	Preferred		Common		Preferred	Additional Paid In	Treasury	Common Stock Subscription	Other Comprehensive	Accumulated	Deficit Since Reentering the Exploration
	Shares	Amount	Shares	Amount	Rights	Capital	Stock	Receivable	Income	Deficit	Stage	Totals
Stockholders’ Equity, January 1, 2009	1,000	$1,000	9,073,913	$90,739	$40,000	$22,774,071	$(47,790)	$(125,000)	$1,574,793	$(6,002,516)	$(10,375,264)	$7,930,033

Sale of Common Shares			255,390	2,554		827,464						830,018
Issuance of Common Shares for Services			45,000	450		145,800						146,250
Treasury Stock Purchased							(183,000)					(183,000)
Treasury Stock Sold						28,109	228,405					256,514
Receivable from Shareholder								125,000				125,000
Other Comprehensive Income									(169,256)			(169,256)
DynaMexico Earn In						1,699,981						1,699,981
Net Income (Loss)											(2,476,177)	(2,476,177)
Stockholders’ Equity, December 31, 2009	1,000	$1,000	9,374,303	$93,743	$40,000	$25,475,425	$(2,385)	$0	$1,405,537	$(6,002,516)	$(12,851,441)	$8,159,363

Sale of Common Shares			124,244	1,242		433,460						434,702
Issuance of Common Shares for Services			264,673	2,647		898,790						901,437
Treasury Stock Purchased							(141,689)					(141,689)
Treasury Stock Sold						71,787	144,074					215,861
Other Comprehensive Income									(999,589)			(999,589)
DynaMexico Earn In						4,132,010						4,132,010
Net Income (Loss)											(4,372,474)	(4,372,474)
Stockholders’ Equity, December 31, 2010	1,000	$1,000	9,763,220	$97,632	$40,000	$31,011,472	$0	$0	$405,948	$(6,002,516)	$(17,223,915)	$8,329,621

The accompanying notes are an integral part of these financial statements.

DYNARESOURCE, INC.
(An Exploration Stage Company)
Consolidated Statements of Cash Flows
For the Years Ended December 31, 2010 and 2009
And Cumulative Since Re-entering the Development Stage (January 1, 2007)
through December 31, 2010

	2010	2009	Cumulative Since Reentering the Development Stage (January 1, 2007) through December 31, 2010
CASH FLOWS FROM OPERATING ACTIVITIES
Net Income (Loss)	$(5,176,984)	$(2,931,167)	$(19,377,427)
Adjustments to reconcile net loss to cash used by operating activities:
Issuance of Common Stock for Services	901,437	146,250	1,587,375
Issuance of Preferred Stock for Services	0	0	1,000
Depreciation and Amortization	142,951	141,571	591,919
Loss on Disposition of Assets	0	0	28,006
Change in Operating Assets and Liabilities:
Decrease in Accounts Receivable	0	0	199,143
(Increase) Decrease in Foreign Tax Receivable	(135,174)	43,080	(206,179)
(Increase) Decrease in Accounts Receivable – Related Party	50,760	(535)	0
(Increase) in Other Current Assets	(52,380)	(78,363)	(103,325)
(Increase) Decrease in Deposits	878	(878)	(5,788)
(Decrease) in Accounts Payable	(8,361)	(56,384)	(9,179)
Increase (Decrease) Increase in Accrued Expenses	21,455	37,184	(39,364)
(Decrease) in Deferred Tax Liability	0	0	(38,259)
CASH FLOWS (USED IN) OPERATING ACTIVITIES	(4,255,418)	(2,699,242)	(17,372,078)

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of Fixed Assets	(115,299)	(69,192)	(396,793)
Retirement of Fixed Assets	10,024	10,124	20,148
Conversion of Note Receivable to Equity	750,000	0	750,000
Investment in Affiliate	(70,000)	0	(70,000)
Note Receivable to Affiliate	(250,000)	(500,000)	(750,000)
CASH FLOWS (USED IN) INVESTING ACTIVITIES	324,725	(559,068)	(446,645)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from DynaMexico Earn In	4,132,010	1,699,981	13,674,995
Proceeds from Sale of Common Stock	434,702	830,018	4,097,294
Repurchase of Common Stock Options	0	0	(10,000)
Other Comprehensive Income (Loss)	(1,073,634)	(169,256)	412,763
Purchase of Treasury Stock	(141,689)	(183,000)	(372,479)
Sale of Treasury Stock	215,861	256,514	472,375
Common Stock Receivable	0	125,000	0
CASH FLOWS PROVIDED BY FINANCING ACTIVITIES	3,567,250	2,559,257	18,274,948
NET INCREASE (DECREASE) IN CASH	(363,443)	(699,053)	456,225

CASH AT BEGINNING OF YEAR	1,640,508	2,339,561	820,840
CASH AT END OF PERIOD	$1,277,065	$1,640,508	$1,277,065

SUPPLEMENTAL DISCLOSURES
Non-Cash Issuance of Common Shares for Services	$901,437	$146,250	$1,587,375
Non-Cash Issuance of Preferred Shares for Services	$0	$0	$1,000
Non-Cash Conversion of Note Receivable to Equity	$750,000	$0	$0
Cash Paid During the Year for Interest Expense	$0	$0	$0
Non-Cash Dividend of Property	$0	$0	$129,822

The accompanying notes are an integral part of these financial statements.

DYNARESOURCE, INC. (An Exploration Stage Company) Notes to the Consolidated Financial Statements December 31, 2010 and 2009

NOTE 1 – NATURE OF ACTIVITIES AND SIGNIFICANT ACCOUNTING POLICIES

Nature of Activities, History and Organization:

DynaResource, Inc. (The “Company” or “DynaResource”) was organized September 28, 1937, as a California corporation under the name of West Coast Mines, Inc.  In 1998, the Company re-domiciled to Delaware and changed its name to DynaResource, Inc.  The Company is in the business of acquiring, investing in, and developing precious metal properties, and the production of precious metals.

In 2000, the Company formed a wholly owned subsidiary, DynaResource de Mexico S.A. de C.V. chartered in Mexico (“DynaMexico”).  This Company was formed to acquire, invest in and develop resource properties in Mexico.  In 2005, the Company formed DynaResource Operaciones de San Jose De Gracia S.A. de C.V. (“DynaOperaciones”), and acquired effective control of Mineras de DynaResource, S.A de C.V. (formerly Minera Finesterre S.A. De C.V. ) (“Mineras”).   The Company owned 25% of Mineras and acquired effective control of Mineras by acquiring the option to purchase the remaining 75% of the Shares of Mineras. The Company finalized the option and acquisition of Mineras in January 2010, and now owns 100% of Mineras.   The results of Mineras are consolidated with those of the Company.

In January 2008, the Company transferred 15% of the ownership of DynaMexico to Goldgroup Resources Inc. (“Goldgroup”), in exchange for $3,000,000 USD cash contribution for exploration expenditures at the San Jose de Gracia property (“SJG”), and in August 2008, the Company transferred an additional 10% of the ownership of DynaMexico to Goldgroup in exchange for an additional $3,000,000 USD cash for exploration expenditures (See Note 6 below).  Through December 31, 2010, Goldgroup has contributed $14,000,000 USD to DynaMexico, and it currently owns 25% of DynaMexico.

The Company produced approximately $7,637,150 in revenues from production activities conducted during the years ended December 31, 2003 through 2006, and suspended this activity voluntarily to concentrate its efforts on exploration and development.  In accordance with that decision, as of January 1, 2007, the Company reentered the Exploration Stage and has presented its cumulative results since reentering the Exploration Stage, in accordance with Accounting Standards Codification (“ASC”) 915 “Development Stage Entities” (formerly Statement of Financial Accounting Standard (“SFAS”) No. 7, “Accounting and Reporting by Development Stage Enterprises” (“SFAS No. 7”)), and will continue this presentation until it again has revenues from operations.

Significant Accounting Policies:

The Company’s management selects accounting principles generally accepted in the United States of America and adopts methods for their application.  The application of accounting principles requires the estimating, matching and timing of revenue and expense.   The accounting policies used conform to generally accepted accounting principles which have been consistently applied in the preparation of these financial statements.

The financial statements and notes are representations of the Company’s management which is responsible for their integrity and objectivity. Management further acknowledges that it is solely responsible for adopting sound accounting practices, establishing and maintaining a system of internal accounting control and preventing and detecting fraud.  The Company's system of internal  accounting control is designed to assure, among other items, that  1) recorded  transactions  are valid;  2) valid  transactions  are recorded;  and  3) transactions  are  recorded in the proper  period in a timely  manner to produce financial  statements which present fairly the financial  condition,  results of operations  and cash  flows of the  Company  for the  respective  periods  being presented.

Basis of Presentation:

The Company prepares its financial statements on the accrual basis of accounting in conformity with accounting principles generally accepted in the United States.

Principles of Consolidation:

The financial statements include the accounts of DynaResource, Inc. as well as DynaResource de Mexico, S.A. de C.V., DynaResource Operaciones S.A. de C.V. and Mineras de DynaResource S.A. de C.V.  All significant inter-company transactions have been eliminated.  All amounts are presented in U.S. Dollars unless otherwise stated.

Foreign Currency Translation:

The functional currency for the subsidiaries of the Company is the Mexican peso.  As a result, the financial statements of the subsidiary have been re-measured from Mexican pesos into U.S. dollars using (i) current exchange rates for monetary asset and liability accounts, (ii) historical exchange rates for nonmonetary asset and liability accounts, (iii) historical exchange rates for revenues and expenses associated with nonmonetary assets and liabilities and (iv) the weighted average exchange rate of the reporting period for all other revenues and expenses.  In addition, foreign currency transaction gains and losses resulting from U.S. dollar denominated transactions are eliminated.  The resulting re-measured gain or loss is reported as a separate component of stockholders’ equity (comprehensive income (loss)).

The financial statements of the subsidiary should not be construed as representations that Mexican pesos have been, could have been or may in the future be converted into U.S. dollars at such rates or any other rates.

Relevant exchange rates used in the preparation of the financial statements for the subsidiary are as follows for the years ended December 31, 2010 and 2009 (Mexican pesos per one U.S. dollar):

	December 31, 2010
Current exchange rate:	Pesos	12.39

Weighted average exchange rate for the year ended:	Pesos	12.65

	December 31, 2009
Current exchange rate:	Pesos	13.04

Weighted average exchange rate for the year ended:	Pesos	13.52

 Cash and Cash Equivalents:

The Company considers all highly liquid debt instruments with a maturity of three months or less to be cash equivalents.  At times, cash balances may be in excess of the FDIC insurance limits.  The carrying amount approximates fair market value.

Accounts Receivable and Allowances for Doubtful Accounts:

The allowance for accounts receivable is recorded when receivables are considered to be doubtful of collection.  No allowance has been established as all receivables were deemed to be fully collectable.

Foreign Tax Receivable:

Foreign Tax Receivable (IVA) is comprised of recoverable value-added taxes charged by the Mexican government on goods and services rendered.  Under certain circumstances, these taxes are recoverable by filing a tax return.  Amounts paid for IVA are tracked and held as receivables until the funds are remitted.  The total amount of the IVA receivable as of December 31, 2010 and 2009 are $255,384 and $120,210, respectively.

Inventory:

As the Company ceased mining production in 2006, there is no inventory as of December 31, 2010 and 2009.

Fixed Assets:

Fixed assets are carried at cost.  Depreciation is provided over each asset’s estimated useful life.  Upon retirement and disposal, the asset cost and related accumulated depreciation are removed from the accounts and any resulting gain or loss is included in the determination of the net income.  Expenditures for geological and engineering studies, maintenance and claim renewals are charged to expense when incurred.  Additions and significant improvements are capitalized and depreciated.

Mining Properties:

The Company is an ‘Exploration Stage’ company as defined in “SEC Industry Guide 7”.  Mining properties consist of 34 concessions covering approximately 99,500 hectares, at the San Jose de Gracia property, the basis of which are deferred until the properties are brought into production, at which time they will be amortized on the unit of production method based on estimated recoverable reserves.  The Company has elected to expense a minimal amount of amortization due to the effects of exploration activities on the recoverable reserves.  If it is determined that the deferred costs related to a property are not recoverable over its productive life, those costs will be written down to fair value as a charge to operations in the period in which the determination is made.  The amounts at which mineral properties and the related deferred costs are recorded do not necessarily reflect present or future values.

The recoverability of the book value of each property will be assessed annually for indicators of impairment such as adverse changes to any of the following:

•	estimated recoverable ounces of gold, silver or other precious minerals;
•	estimated future commodity prices;

•	Estimated expected future operating costs, capital expenditures and reclamation expenditures.

 A write-down to fair value will be recorded when the expected future cash flow is less than the net book value of the property or when events or changes in the property indicate that carrying amounts are not recoverable.  This analysis will be completed as needed, and at least annually.  As of the date of this filing,  no events have occurred that would require write-down of any assets.  As of December 31, 2010, no indications of impairment existed.

Exploration Costs:

Exploration costs not directly associated with proven reserves on the mining concessions are charged to operations as incurred.  Exploration, development, direct field costs and administrative costs are expensed in the period incurred.

The carrying amounts of the mining concessions are reviewed at each calendar year end to determine whether there is any indication of impairment.

As of December 31, 2010, no indications of impairment existed.

Advertising Costs:

The Company incurred no advertising costs for the years ended December 31, 2010 and 2009.

Income Taxes:

Income from the corporation is taxed at regular corporate rates per the Internal Revenue Code.  Although the Company has tax loss carry-forwards (see Note 5), there is uncertainty as to utilization prior to their expiration.  Accordingly, the future income tax asset amounts have been fully offset by a valuation allowance.

Use of Estimates:

In order to prepare financial statement in conformity with accounting principles generally accepted in the United States, management must make estimates, judgments and assumptions that affect the amounts reported in the financial statements and determines whether contingent assets and liabilities, if any, are disclosed in the financial statements.  The ultimate resolution of issues requiring these estimates and assumptions could differ significantly from resolution currently anticipated by management and on which the financial statements are based.

Comprehensive Income:

ASC 220 “Comprehensive Income”, (formerly SFAS No. 130 “Reporting Comprehensive Income”), establishes standards for reporting and display of comprehensive income and its components in a full set of general purpose financial statements.    The Company’s comprehensive income consists of net income and other comprehensive income (loss), consisting of unrealized net gains and losses on the translation of the assets and liabilities of its foreign operations.   For the years ended December 31, 2010 and 2009, the Company’s only component of comprehensive income was foreign currency translation adjustments.

Revenue Recognition:

The Company recognizes revenue in accordance with ASC 605-10, "Revenue Recognition in Financial Statements", (formerly Staff Accounting Bulletin No. 104 (“SAB 104”).   Revenue is recognized when persuasive evidence of an arrangement exists, delivery or service has occurred, the sale price is fixed or determinable and receipt of payment is probable.

Revenues earned from the sale of precious metal concentrates are recognized as the title to the material is passed to the buyer upon delivery.

Earnings per Common Share:

Earnings (loss) per share are calculated in accordance with ASC 260 “Earnings per Share” (formerly SFAS No. 128, “Earnings per Share”).   The weighted average number of common shares outstanding during each period is used to compute basic earnings (loss) per share.  Diluted earnings per share are computed using the weighted average number of shares and potentially dilutive common shares outstanding.   Dilutive potential common shares are additional common shares assumed to be exercised.     Potentially dilutive common shares consist of stock options and are excluded from the diluted earnings per share computation in periods where the Company has incurred a net loss, as their effect would be considered anti-dilutive.

There were no potentially dilutive common stock equivalents as of December 31, 2010, therefore basic earnings per share equals diluted earnings per share for the year ended December 31, 2010. The Company had no options outstanding at December 31, 2010.

As the Company incurred a net loss during the year ended December 31, 2009, the basic and diluted loss per common share is the same amount.   As of December 31, 2009, the Company had 630,092 stock options outstanding that could potentially have a dilutive effect on basic earnings per share in the future, including 630,092 shares that would have been considered dilutive if the Company had not incurred a net loss.

Recently Issued Accounting Pronouncements:

The Company  does not expect  the  adoption  of  recently  issued  accounting pronouncements  to have a significant  impact on the Company’s  results of  operations, financial position or cash flow.  See Note 12 for a discussion of new accounting pronouncements.

NOTE 2 – FIXED ASSETS

Fixed assets consist of the following at December 31, 2010 and 2009:

	2010	2009

Mining camp equipment and fixtures	$546,636	$546,636
Transportation equipment	268,253	179,395
Lab equipment	14,306	14,306
Machinery and equipment	30,514	16,175
Office furniture and fixtures	76,895	76,895
Office equipment	11,673	9,598
Computer equipment	32,250	32,250
Sub-total	980,527	875,255
Less: Accumulated depreciation	(617,645)	(524,427)
Total	$362,882	$350,828

Depreciation has been provided over each asset’s estimated useful life.  Depreciation expense was $93,218 and $94,314 for the years ended December 31, 2010 and 2009, respectively.

NOTE 3 – MINING PROPERTIES

Mining properties consist of the following at December 31, 2010 and 2009:

	2010	2009
San Jose de Gracia (“SJG”):
Mining Concessions	$4,703,367	$4,703,367
Less: Accumulated Amortization	(440,686)	(390,953)

Total Mining Properties	$4,262,681	$4,312,414

Amortization expense was $49,733 and $47,257 for the years ended December 31, 2010 and 2009, respectively.

NOTE 4 – NOTE RECEIVABLE FROM AFFILIATE

Through December 31, 2010 the Company loaned a total of $805,760 USD to DynaResource Nevada, Inc. (“DynaNevada”), a Nevada Corporation, with one operating subsidiary in Mexico, DynaNevada de Mexico, SA de CV., (“DynaNevada de Mexico”).  The terms of the Note Receivable provided for a “Convertible Loan”, repayable at 5 % interest over a 3 year period, and convertible at the Company’s option into common stock of DynaNevada at $.25 / Share.  DynaNevada is a related entity (affiliate), and through its subsidiary DynaNevada de Mexico, has entered into an Option agreement with Grupo Mexico (IMMSA) in Mexico, for the exploration and development of approximately 3,000 hectares in the State of San Luis Potosi (“The Santa Gertrudis Property”).  DynaNevada de Mexico completed the Option with IMMSA in March 2010, so that DynaNevada de Mexico now owns 100 % of the Santa Gertrudis Property.  In June, 2010, DynaNevada de Mexico acquired an additional 6,000 hectares in the State of Sinaloa (the “San Juan Property”).

On December 31, 2010, the Company exercised its option to convert the note receivable and other receivable from DynaNevada into shares of common stock at a rate of $.25 per share.  The Company received 3,223,040 shares, which represents approximately 19.95%  of the outstanding shares of DynaNevada.   At the time of the exchange, DynaNevada’s net book value was approximately $695,000, consisting of $30,000 cash and the remainder unproven mining properties.   DynaNevada has a contingent  liability arising from the purchase of one of the mining properties, that Management believes has no merit.   Based upon the above, Management estimated the value of the Company’s DynaNevada shares as of December 31, 2010 to be $70,000.     Management believes the impairment is temporary, and therefore an unrealized loss of $735,760 has been recorded in other comprehensive income.

NOTE 5 – INCOME TAXES

The Company has adopted ASC 740-10, “Income Taxes”, (formerly SFAS No. 109, “Accounting for Income Taxes”), which requires the use of the liability method in the computation of income tax expense and the current and deferred income taxes payable (deferred tax liability) or benefit (deferred tax asset).   Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized.

The cumulative tax effect at the expected tax rate of 34% (blended for U.S. and Mexico) of significant items comprising the Company’s net deferred tax amounts as of December 31, 2010 and 2009 are as follows:

Deferred Tax Asset Related to:
	2010	2009
Prior Year	$3,244,101	2,131,367
Tax Benefit for Current Year	1,902,920	1,112,734
Total Deferred Tax Asset	5,147,021	3,244,101
Less: Valuation Allowance	(5,147,021)	(3,244,101)
Net Deferred Tax Asset	$0	$0

The net deferred tax asset and benefit for the current year is generated primarily from the cumulative net operating loss carry-forward which is approximately $23,000,000 at December 31, 2010, and will expire in the years 2025 through 2029.

The realization of deferred tax benefits is contingent upon future earnings and is fully reserved at December 31, 2010.

NOTE 6 – MATERIAL AGREEMENTS

Concessions and Interest related to the San Jose de Gracia Property (“SJG”):

In March 2000, the Company entered into agreements to complete the acquisition and consolidation of 100% of the Mining Concessions to the San Jose de Gracia Property (“SJG”) and related interests.  Pursuant to these agreements, the Mining Concessions and related interests comprising the SJG were transferred to “DynaResource de Mexico, SA de CV.”, at the time the wholly owned subsidiary of the Company.

In March 2005, the Company issued 115,000 common shares; received a cash payment of $15,000; and accepted a mutual release from the vending parties to complete the acquisition agreements.

Financing/Sale of Stock:

On September 1, 2006 the Company signed a “Stock Purchase and Earn In Agreement” (“Earn In”) between:  DynaResource and DynaMexico, (“Seller”) and Goldgroup Resources, Inc., of Vancouver, British Columbia (“Goldgroup”), (“Buyer”), and Together, (“the Parties”).

The Earn In provides for the sale of up to fifty per cent (50%) of the total outstanding shares of DynaMexico, the wholly owned subsidiary of DynaResource, and the owner of the San Jose de Gracia District in northern Sinaloa Mexico (“SJG”) in exchange for the total cash contributions to DynaMexico, for expenditures related to the development of the SJG, in the amount of $18,000,000 by Goldgroup; contributed in four (4) phases, as set forth below:

Phase	On or before	Amount of Funds to be deposited to DynaMexico (For SJG Expenditures)	Interest Earned (by Goldgroup in DynaMexico)	Cumulative Interest Earned (by Goldgroup in DynaMexico)
1.	June 15, 2007	$1,000,000	0%	0%
2.	March 15, 2008	$2,000,000	15%	15%
3.	September 15, 2009	$3,000,000	10%	25%
4.	March 15, 2011	$12,000,000	25%	50%

Pursuant to the Earn In Agreement:

DynaResource attached the “SJG Title Opinion”, compiled by its legal counsel in Mazatlan, Sinaloa Mexico, with attachments and schedules; describing the status and position of DynaMexico and affiliates in Mexico, and confirming the ownership and status of the Mining Concessions comprising the SJG District in Sinaloa, Mexico;

DynaResource attached its audited, consolidated financial statements at December 31, 2005;

The Parties agreed to a revised setting of the Board of Directors of DynaMexico, to:

a.	Two (2) members of DynaResource; K.D. Diepholz, Chairman/CEO of DynaResource as President; and, Charles E. Smith; CFO of DynaResource;
b.	One (1) member of Goldgroup; Keith Piggott, CEO of Goldgroup.

A Management Committee was formed to approve budgets and expenditures pursuant to the Earn In.  The setting of the Management Committee is:

a.	Two (2) members of Goldgroup; Keith Piggott, CEO of Goldgroup as Chairman; and, John Sutherland, CFO of Goldgroup;
b.	One (1) member of DynaResource; K.D. Diepholz, Chairman/CEO of DynaResource;
c	Members of the Management committee may be changed as subsequently agreed.

The Parties agree to cooperate to develop the SJG Property, in the best interests of the Project.

Phase I, II and III of Earn In Completed:

Activities related to the exploration and development of SJG are being conducted by DynaMexico, through contract to the operating subsidiary of DynaResource, Inc. in Mexico, Mineras de DynaResource SA de CV.(“MinerasDyna”); with the management of personnel being contracted by MinerasDyna through to the personnel management subsidiary, DynaResource Operaciones SA de CV., (“DynaOperaciones”). Management and administrative fees are charged by Mineras Dyna and DynaOperaciones, which are eliminated in consolidation.

On December 28, 2007, Goldgroup completed Phase II of the Earn In Agreement, through the contributions of Capital of $3,368,088 USD to DynaMexico and the expenditures related to the exploration of SJG of $27,063,453 Mexican pesos, with the remainder held in cash in DynaMexico. In January 2008, 15% of the Shares of DynaMexico were transferred to Goldgroup.

On July 16, 2008, Goldgroup completed Phase III of the Earn In Agreement through total contributions of capital under the Earn In Agreement of $6,118,009 USD with total expenditures related to the exploration of SJG of $57,252,898 Mexican pesos, with the remainder held in cash in DynaMexico.    In August 2008, an additional 10% of the Shares of DynaMexico were transferred to Goldgroup, so that Goldgroup owns 25% of DynaMexico as of December 31, 2008.

Continuing with Phase IV exploration activities, at December 31, 2010, the Company reports total deposits to DynaMexico by Goldgroup of $14,000,000 USD, with total expenditures through DynaMexico of $150,978,748 Mexican pesos.

DynaMexico received $4,132,010 from Goldgroup during 2010 pursuant to the Earn In Agreement.

Material Agreement (MOU):

In order to clarify and confirm the operating structure at SJG, DynaResource, DynaMexico, and Goldgroup (the Parties to the Earn In/Option Agreement; and “the Parties”) entered into a “Memorandum of Understanding”, (the “MOU”), dated July 29, 2008. The MOU provides for:

•	Mineras de DynaResource “(Mineras Dyna”) is the exclusive operating entity at San Jose de Gracia (“SJG”), pursuant to the operating agreement with DynaResource de Mexico (“DynaMexico”);

•	DynaMexico owns the SJG Property and Concessions 100%, and all data and information pursuant thereto; any information disseminated regarding SJG must be disclosed as from DynaMexico;

•
The SJG Management Committee is not a legal entity and has no authority or ability to sign contracts or incur obligations or liabilities to DynaMexico, MinerasDyna, or DynaResource Operaciones (“DynaOperaciones”);

•	The SJG Management Committee does not have the authority to act for or represent DynaMexico, MinerasDyna, DynaOperaciones, or the SJG Property;

•	All personnel must be employed or contracted through MinerasDyna or DynaOperaciones and be accountable to the employing/contracting entity.

NOTE 7 – RELATED PARTY TRANSACTIONS

The Company paid $57,203 and $123,758 to Dynacap Group, Ltd. (an entity controlled by officers of the Company) for consulting and other fees in 2010 and 2009, respectively.

In addition, the Company has issued its stock to the following directors and consultants for the years ended December 31, 2010 and 2009, respectively:

	2010	2009

Directors	$46,875	$60,000

Consultants	854,562	81,250

Totals	$901,437	$141,250

The above stock transactions were expensed as compensation in the financial statements.

During the year ended December 31, 2010, the Company’s revenue was earned from exploration services performed for a related party.

On December 31, 2010, the Company converted the Note Receivable from DynaNevada, into shares of common stock, as discussed in Note 4.

NOTE 8 – STOCKHOLDERS’ EQUITY

Preferred Stock:

The Company is authorized to issue 10,000 preferred shares at a par value of $1.00 per share.  These preferred shares have full voting rights.  In October 2007, the Company issued 1,000 shares of Preferred A shares to its CEO. These preferred shares have the right to elect a majority of the Board of Directors.  There were 1,000 shares and 1,000 shares outstanding at December 31, 2010 and 2009, respectively.

Common Stock:

The Company is authorized to issue 12,500,000 common shares at a par value of $0.01 per share.  These shares have full voting rights.  At December 31, 2010 and 2009, there were 9,763,220 and 9,374,303 shares outstanding, respectively.    No dividends were paid in 2010 or 2009.

Preferred Rights:

The Company issued “Preferred Rights” and received $158,500 in 2003 and $626,250 in 2002, for the rights to percentages of revenues generated from the San Jose de Gracia Pilot Production Plant.  This has been reflected as “Preferred Rights” in stockholders’ equity.  As of December 31, 2004, $558,312 was repaid and as of December 31, 2005, an additional $186,188 has been repaid, leaving a current balance of $40,000 and $40,000 as of December 31, 2010 and 2009, respectively.

Stock Issuances:

During 2010, the Company issued 124,244 common shares for cash for $3.50 per share.

During 2010, the Company also issued 252,173 shares for $854,562 of consulting services. The Company also issued 12,500 shares to directors for $46,875 in services.

During 2009, The Company issued 255,390 common shares for cash for $3.25 per share.

During 2009, the Company issued 20,000 common shares to directors for $ 60,000 in services. The Company also issued 25,000 common shares to consultants for $ 81,250 in services.

Treasury Stock:

During 2010, the Company repurchased 60,085 shares for $141,689 and resold 60,085 shares for $215,861.

Treasury stock is accounted for by the cost method.  During 2009, the Company repurchased 75,000 shares for $183,000 and resold 86,191 shares for $256,514.

Options and Warrants:

The Company has no options or warrants outstanding at December 31, 2010.

During 2010, 630,092 options  were not exercised or reissued and expired.

During 2009, 1,179,152 options were not exercised or reissued and expired.

NOTE 9 – EMPLOYEE BENEFIT PLANS

During the years ended December 31, 2010 and 2009, there were no qualified or non-qualified employee pension, profit sharing, stock option, or other plans authorized for any class of employees.

NOTE 10 – COMMITMENTS AND CONTINGENGIES

The Company is required to pay taxes in order to maintain their concessions.  Additionally, the Company is required to incur a minimum amount of expenditures each year for all concessions held.  The minimum expenditures are calculated based upon the land area, as well as the age of the concessions.  Amounts spent in excess of the minimum may be carried forward indefinitely over the life of the concessions, and are adjusted annually for inflation.   Based on Management’s business plans, they do not anticipate any issues in meeting the minimum annual expenditures for the concessions, and the Company retains sufficient carry forward amounts to cover over 20 years of the minimum expenditure (as calculated at the 2010 minimum, adjusted for annual inflation of 4%).

In September 2008, the Company entered into a 37 month lease agreement for its corporate office.  The Company paid rent expense of $48,219 and $46,230 related to this lease for the years ended December 31, 2010 and 2009.

The following is a schedule of minimum lease payments required under the existing lease as of December 31, 2010:

Year Ended December 31	Amount

2011	$31,501
2012	0
$31,501

NOTE 11 – NON-CONTROLLING INTEREST

The Company’s Non-controlling Interest recorded in the consolidated financial statements relates to a 25% interest in DynaResource de México, S.A. de C.V.   Changes in Non-controlling Interest for the year ended December 31, 2010 and 2009 were as follows:

	For the Year Ended December 31,
	2010	2009
Beginning balance	$(1,044,744)	$(552,647)
Operating income (loss)	(804,511)	(454,990)
Other comprehensive income (loss)	(74,045)	(37,107)
Ending balance	$(1,923,300)	$(1,044,744)

The Company began allocating a portion of other comprehensive income (loss) to the non-controlling interest with the adoption of FASB 160 as of January 1, 2009.

NOTE 12 – RECENT ACCOUNTING PRONOUCEMENTS

In 2010, the FASB issued the following guidance:

On January 1, 2010, the Company adopted Accounting Standard Update (“ASU”) 2009-16, “Transfers and Servicing (Topic 860): Accounting for Transfers of Financial Assets.” This ASU is intended to improve the information provided in financial statements concerning transfers of financial assets, including the effects of transfers on financial position, financial performance and cash flows, and any continuing involvement of the transferor with the transferred financial assets. The Company does not have a program to transfer financial assets; therefore, this ASU had no impact on the Company’s consolidated financial statements.

On January 1, 2010, the Company adopted ASU 2009-17, “Consolidations (Topic 810): Improvements to Financial Reporting by Enterprises Involved with Variable Interest Entities,” which amended the consolidation guidance applicable to variable interest entities and required additional disclosures concerning an enterprise’s continuing involvement with variable interest entities.   The Company does not have variable interest entities; therefore, this ASU had no impact on the Company’s consolidated financial statements.

On January 1, 2010, the Company adopted ASU 2010-06, “Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements,” which added disclosure requirements about transfers in and out of Levels 1 and 2 and separate disclosures about activity relating to Level 3 measurements and clarifies existing disclosure requirements related to the level of disaggregation and input and valuation techniques.   The adoption of this guidance did not have a material impact on the Company’s consolidated financial statements or the related disclosures.

NOTE 13 – FAIR VALUE OF FINANCIAL INSTRUMENTS

In September 2006, the guidance for fair value measurements and disclosure was updated to define fair value, establish a framework for measuring fair value, and expand disclosures about fair value measurements.  This guidance does not require any new fair value measurements but rather eliminates inconsistencies in guidance found in various prior accounting pronouncements.  The provisions of the updated guidance were adopted January 1, 2008.  In February 2008, the FASB staff issued an update to the guidance which delayed the effective date for nonfinancial assets and nonfinancial liabilities that are recognized or disclosed at fair value in the financial statements on a nonrecurring basis. The Company adopted the updated guidance for the Company’s nonfinancial assets and liabilities measured at fair value on a nonrecurring basis on January 1, 2009.   The adoption of updated guidance did not have a material impact on the Company’s financial position, results of operations or cash flows.

In October 2008, the guidance was further updated to provide guidance on how the fair value of a financial asset is to be determined when the market for that financial asset is inactive.  The guidance states that determining fair value in an inactive market depends on the facts and circumstances, requires the use of significant judgment and, in some cases, observable inputs may require significant adjustment based on unobservable data. Regardless of the valuation technique used, an entity must include appropriate risk adjustments that market participants would make for nonperformance and liquidity risks when determining fair value of an asset in an inactive market.  The guidance was effective upon issuance.  The Company has incorporated the principles of updated guidance in determining the fair value of financial assets when the market for those assets is not active.

In April 2009, the guidance was further updated to provide additional guidance on determining fair value when the volume and level of activity for the asset or liability have significantly decreased and identifying circumstances that indicate when a transaction is not orderly.  The provisions of this updated guidance were adopted April 1, 2009.  The adoption of the guidance did not have an impact on the Company’s fair value measurements.

The ASC guidance for fair value measurements and disclosure establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).  The three levels of the fair value hierarchy are described below:

Level 1 Inputs – Quoted prices for identical instruments in active markets.

Level 2 Inputs – Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations whose inputs are observable or whose significant value drivers are observable.

Level 3 Inputs – Instruments with primarily unobservable value drivers.

As of December 31, 2010 and 2009, the Company’s financial assets are measured at fair value using Level 3 inputs, with the exception of cash, which was valued using Level 1 inputs.    There were no financial liabilities as of December 31, 2010 and 2009.

	Fair Value Measurement at December 31, 2010 Using:
	December 31, 2010	Quoted Prices In Active Markets For Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Assets:
Cash and Cash Equivalents	$1,277,065	$1,277,065	$-	$-
Investment in Affiliate	70,000	-	-	70,000
	$1,347,065	$1,277,065	$-	$70,000

	Fair Value Measurement at December 31, 2009 Using:
	December 31, 2009	Quoted Prices In Active Markets For Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Assets:
Cash and Cash Equivalents	$1,640,508	$1,640,508	$-	$-
	$1,640,508	$1,640,508	$-	$-

NOTE 14 – SUBSEQUENT EVENTS

Subsequent to December 31, 2010, Goldgroup deposited an additional $2,000,000 USD pursuant to the Earn In Agreement, which is discussed in Note 6.

The Company issued 107,265 shares for $402,246.

On Februrary 15, 2011, DynaResource de Mexico (“DynaMexico”) filed for and was granted cancellation of the Pepe/Rocio mining concession, which was comprised of 30,020 hectares, which is approximately 30% of the concessions held by DynaMexico.    This concession is outside the indicated area of mineralization and Management believes it has no material value.   This will reduce future required expenditures related to the concessions.  As of February 15, 2011, the remaining land area under mining concessions held by DynaMexico was 69,126 hectares.

Item 9.  Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

None.

Item 9A.  Controls and Procedures

Evaluation of Disclosure on Controls and Procedures

We carried out an evaluation of the effectiveness of the design and operation of our disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) as of December 31, 2010.  This evaluation was accomplished under the supervision and with the participation of our chief executive officer / principal executive officer, and chief financial officer / principal financial officer who concluded that our disclosure controls and procedures are effective to ensure that all material information required to be filed in the annual report on Form 10-K has been made known to them.

For purposes of this section, the term disclosure controls and procedures means controls and other procedures of an issuer that are designed to ensure that information required to be disclosed by the issuer in the reports that it files or submits under the Act (15 U.S.C. 78a et seg.) is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms.  Disclosure, controls and procedures include, without limitation, controls and procedures designed to ensure that information required to be disclosed in our reports filed under the Securities Exchange Act of 1934, as amended (the "Act") is accumulated and communicated to the issuer's management, including its principal executive and principal financial officers, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

Based upon an evaluation conducted for the period ended December 31, 2010, our Chief Executive and Chief Financial Officer as of December 31, 2010 and as of the date of this Report, has concluded that as of the end of the periods covered by this report, we have identified no material weakness in our internal control.

Management’s Annual Report on Internal Control Over Financial Reporting

Our management is responsible for establishing and maintaining adequate internal control over financial reporting, as such term is defined in Rules 13a-15(f) and 15d-15(f) of the Exchange Act. Our internal control system was designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes, in accordance with generally accepted accounting principles in the United States of America.  Our internal control over financial reporting includes those policies and procedures that (i) pertain to the maintenance records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the Company; (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with accounting principles generally accepted in the United States of America, and that receipts and expenditures of the Company are being made only in accordance with authorizations of management of the Company; and (iii) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the Company’s assets that could have a material effect on the financial statements.

Because of inherent limitations, a system of internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate due to change in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

Our management conducted an evaluation of the effectiveness of our internal control over financial reporting using the criteria set forth by the Committee of Sponsoring Organizations of the Treadway Commission (COSO) in Internal Control—Integrated Framework at December 31, 2010.   Based on its evaluation, our management concluded that, as of December 31, 2010, our internal control over financial reporting was effective and contained no material weaknesses.  A material weakness is a deficiency, or a combination of control deficiencies, in internal control over financial reporting such that there is a reasonable possibility that a material misstatement of the Company’s annual or interim financial statements will not be prevented or detected on a timely basis.

This annual report does not include an attestation report of the Company’s registered public accounting firm regarding internal control over financial reporting.  Management’s report was not subject to the attestation by the Company’s registered public accounting firm pursuant to rules of the SEC that permit the Company to provide only management’s report in this annual report.

Changes in Internal Controls over Financial Reporting

We have not yet made any changes in our internal controls over financial reporting that occurred during the period covered by this report on Form 10-K that has materially affected, or is reasonably likely to materially affect, our internal control over financial reporting.

Item 9A (T).  Controls and Procedures

Not required for smaller reporting companies.

Item 9B.  Other Information

None.

PART III

Item 10.     Directors, Executive Officers and Corporate Governance

The following table lists the names and ages of the executive officers, directors and key consultants of the Company.  The directors will continue to serve until the next annual shareholders meeting, or until their successors are elected and qualified.  Mr. Diepholz, Mr. Smith, and Mr. Tidwell have been elected to serve through 2011, in conjunction with the terms and schedule of the Earn In / Option Agreement.  All officers serve at the discretion of the President, Chairman of the Board of Directors, and members of the Board of Directors.

Name	Age	Position	Held Since
K. W. (K.D.) Diepholz 1303 Regency Court Southlake, Texas 76092	53	Chairman of The Board, CEO, Treasurer	May 1995 May 1997

Charles Smith 709-B West Rusk #580 Rockwall, Texas 75087	53	Chief Financial Officer, Secretary and Director	May 2005

Melvin E. Tidwell 4804 Piccadilly Place Tyler, Texas 75703	65	Director	May 1994

Bradford J. Saulter 7618 Straits Lane Rowlett, Texas 75088	49	Vice President – Investor Relations	May 1998

K.W. Diepholz - Graduated Lake Land College, Southern Illinois University; Communications and Business Emphasis; Regional Director - Fidelity Union Insurance and Investment, Dallas, Texas (1980 -1983); President - KWD Properties Corporation, Mattoon, Illinois (1983 - 1989); a privately-held Oil & Gas Exploration and Development Company involved in all phases of The Oil & Gas Business, and Various Types of Partnerships; Vice President - American Investment Retirement Corporation, Phoenix, Arizona (1990 - 1991), Involved in Program Structuring for Pension Accounts;  Vice President - Ideal Securities, Inc., Dallas, Texas (1992);  Program Structuring and Marketing Management;  President - DP Phoenix, a Real Estate Investment Company, Phoenix, Arizona (1991 -1992);  Investment Program Structuring, Real Estate Acquisitions, General Management;   Director:  Farm Partners, Inc., Dallas, Texas (1992 - Present);  General Management of this General Partner to Precious Metals Limited Partnership; DP Group Ltd., Dallas, Texas (1993 - Present);  President of this independent Marketing firm; Dynacap Group Ltd., Dallas, Texas (1992 - Present);  President of this Consulting and Management firm, directing the management of certain Limited Liability Investment Companies; DynaResource, Inc. (f/k/a: West Coast Mines, Inc.), Dallas, Texas (1994 - Present);  Chairman, President, Treasurer, and Director. Special skills in the areas of Business Development, Project Planning, Corporate Financing, Acquisition Analysis, Investment Program Interpretation and Structuring.

Charles Smith.     Mr. Smith graduated from Boston University, Boston, Massachusetts in 1979 and since that time has been a Certified Public Accountant involved in all phases of business including audit and tax matters. He is a consultant to various companies.  Some of Mr. Smith’s business affiliations the past five years include:  Chief Financial Officer of DynaResource, Inc. – May 2005 to present. Chairman of Dynacap Group, Ltd. - a consulting and management firm - 1992 to the present. Sole proprietor as a Certified Public Accountant - 1983 to the present. Sole officer and Director - MC Cambridge, Inc. - a financial consulting firm - 1997 to present.

Melvin E. Tidwell, P.E. - Professional Engineer, registered in California in 1977; Control Systems Engineer; Instrument Engineer on over 80 Projects Worldwide; Instrument Startup Engineer on over 50 Projects Worldwide; Affiliated / Associated with following Companies over the past 25 years: Weyerhaeuser Company, Howe-Baker Engineers, LaGloria Oil & Gas Co., IWATANI Electronics (Japan), EQM (Mexico), Kyodo Oxygen Co., Ltd. (Japan), Chin Yang Fine Chemical Co. (South Korea), Hankuk Glass Mfg. Co. (South Korea), Hunt Oil Co., Liquid Carbonics Co., Celanese Mexicana (Mexico), Grain Power Tucumcari Ltd., Jetco Chemical Inc., Claiborne Gasoline Co., Conoco, Chevron, Metano Gas (now Exxon), Union Oil, Texaco Angola, Petrofac, Alfurat (Syrian Oil Co.), Arco, Chevron / Placer Cego, Tidwell & Associates;  with  Engineering / Management Experience in the following Project Areas:  Startup & Engineering - $ 160 Million Linerboard Paper Mill; Chief Instrument Engineer - chemical division;  DEA Gas Treating & Sulfur Recovery Plant;  One Part / million H2 Plant;  Startup Hydrogen Plants;  H2 / CO Cosorb Plant;  Startup H2 / CO synthesis Gas Plant & Cold Box; Startup Ethanol Plant;  Specialties Chemicals Expansion - Foxboro 200 instruments;  Startup & Calibration 75,000 BPD Crude Distillation Facility;  Instrument Engineer - 1st Oxygen Enrichment Cope Unit;  Instrument Engineer, Startup & checkout - 30 TPD Selectox SRU;  Instrument Engineer - Offshore Oil & Gas Production Facility;  Lead Instrument Engineer - 60,000 BPD Oil Production Facility;  Instrument Checkout, Calibration, and Inspection prior to startup - Selectox Sulfur Units (Honeywell TDC 3000 DCS) (Foxboro 760 Electronics Controllers);  Startup Amine Plant and Sulfur Plant, and System Engineering (Foxboro and Westinghouse PLC); Instrument Engineer, Field Startup and Checkout - CCR, HDS, MTBE, Hydrogen and Cryogenic Plants. Founder, President - Tidwell & Associates, a private engineering consulting Firm (1993 to Present); Director – DynaResource, Inc. (f/k/a: West Coast Mines, Inc.), Dallas, (1994 to present).

Bradford J. Saulter - Attended University of Texas, Austin, Texas; Marketing Department of Metagram, Inc., a Dallas National Marketing Company; Regional Manager for Lugar, Lynch, & Associates, A Dallas Financial Services Company, Involved in Sales & Marketing of Various Investment Products; Independent Marketing Consultant; Series 22 & 63 Securities License; Vice President / Marketing - Dynacap Group Ltd. (1992 - Present); Director: Farm Partners, Inc. (1992 - Present), Vice President – Investor Relations - DynaResource, Inc., Dallas, Texas (1995 to present).

To the knowledge of the Company, no present or former director, executive officer, or person nominated to become a director or executive of the Company, or consultants to the Company, has ever:

1.)           Filed a bankruptcy petition by or against any business of which such person was a general partner or executive officer whether at the time of the bankruptcy or with two years prior to that time;

2.)           Had any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

3.)           Been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; and,

4.)           Been found by a court of competent jurisdiction (in a civil action), the Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed suspended or vacated.

Item 11.  Executive Compensation

The following officers received the following compensation for the years ended December 31, 2010 and 2009. These officers do not have employment contracts with the company.

Name and principal position	Year	Salary	Bonus	Stock Awards	Option Awards	Nonequity incentive plan compensation	Nonqualified deferred compensation	All other compensation *

K.W. Diepholz CEO, President	2010 2009	$225,000 $225,000	None None	None None	None None	None None	None None	$ 53,600 $ 85,757

Charles Smith CFO, Secretary	2010 2009	$30,000 $60,000	None None	$46,875 None	None None	None None	None None	$ None $ 2,500

Bradford J. Saulter VP – Investor Relations	2010 2009	$72,000 $60,000	None None	$43,751 None	None None	None None	None None	$ 9,103 $ 8,000

Melvin E.Tidwell, Director	2010 2009	None None	None None	$21,874 None	None None	None None	None None	$ None $ None

* The Company paid consulting fees to Dynacap Group, Ltd. As disclosed in the financial statements.  This remuneration was paid from the funds received by Dynacap.

	Option Awards					Stock Awards
Name and principal position	Number of Securities Underlying Unexercised options (#) exercisable	Number of Securities Underlying Unexercised options (#) unexercisable	Equity incentive plan awards	Option exercise price	Option expiration date	Number of share awards that have not vested

K.W. Diepholz CEO, President	None	None	None	N/A	N/A	None

Charles Smith CFO, Secretary	None	None	None	N/A	N/A	None

Melvin Tidwell Director	None	None	None	N/A	N/A	None

Bradford J. Saulter VP – Investor Relations	None	None	None	N/A	N/A	None

Item 12.  Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters

The following table sets forth the amount and nature of beneficial ownership of each of the executive officers and directors of the Company and each person known to be a beneficial owner of more than five percent of the issued and outstanding shares of the Company as of December 31, 2010.  The following table sets forth the information based on 9,763,220 common shares issued and outstanding as of December 31, 2010.

COMMON STOCK	Beneficial Owner	Address	Common Shares	Percent Ownership

Common Stock	K.W. (“K.D.”) Diepholz Chairman / CEO	1303 Regency Court Southlake, Texas 76092	1,418,915	14.60%

Common Stock	Charles Smith CFO; Secretary; Director	709-B West Rusk #580 Rockwall, Texas 75087	231,250	2.37%

Common Stock	Children of Charles Smith, through Smith First Family LP.; Andrew Smith, GP	4247 Clairmont Birmingham, AL 35222	231,250	2.37%

Common Stock	Melvin E. Tidwell Director;	4804 Picadilly Place Tyler, Texas 75703	78,845	0.81%

Common Stock	Bradford J. Saulter VP., Investor Relations	7618 Straits Lane Rowlett, Texas 75088	112,600	1.15%

	All Officers, Directors And Beneficial owners as a Group (5 Persons)		2,072,860	21.30%

None of the Shares described above are subject to options which are either (a) vested, or, (b) will vest within 60 days.

The officers and directors and those 5 % beneficial owners held the following options as of December 31, 2010:

None

Item 13.     Certain Relationships and Related Transactions, and Director Independence

The Company has paid cash remuneration for services to Dynacap Group Ltd., a private consulting firm.   Mr. K.W. Diepholz - Chairman and CEO of the Company and Mr. Charles Smith, Chief Financial Officer, are the Managers of Dynacap Group, Ltd.

The Company has paid cash compensation as follows, to related parties or officers during the years ended December 31, 2010 and 2009:

In 2010, the Company paid $57,203 to Dynacap Group, Ltd. for consulting and other fees;

In 2009, the Company paid $123,758 to Dynacap Group, Ltd. for consulting and other fees.

The Company is not aware of any other material relationships or related transactions between the Company and any officers, directors or holders of more than five percent of any class of outstanding securities of the issuer.

Item 14.   Principal Accounting Fees and Services

(1) Audit Fees

The aggregate fees billed for professional services rendered by our auditors, for the audit of the registrant's annual financial statements and review of the financial statements included in the registrant's Form 10-K or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for fiscal years 2010 and 2009 was $59,245 and $48,662, respectively.

(2) Audit Related Fees

None

(3) Tax Fees

None

(4) All Other Fees

None

(5) Audit Committee Policies and Procedures

The Company does not have an audit committee.

(6) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Not applicable.

PART IV

Item 15.   Exhibits, Financial Statement Schedules

No.	Description
31.1	Certification of the Company’s Principal Executive Officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002
31.2	Certification of the Company’s Principal Financial Officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002
32.1	Certification of the Company’s Principal Executive Officer and Principal Financial Officer pursuant to 18 U.S.C. Section 1350, as adopted to Section 906 of the Sarbanes-Oxley Act of 2002.
99.1	SJG Drill Summary File through 10-239

SIGNATURES

In accordance with the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets the requirements for filing on Form 10-K and authorized this Registration Statement to be signed on its behalf by the undersigned, in the City of Irving, State of Texas, on March 8, 2011.

DynaResource, Inc.

By:  /s/  K.W. (“K.D.”) Diepholz
K.W. Diepholz, President

In accordance with the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons, in the capacities and on the dates stated.

Signature	Title	Date

/s/ K.W. (“K.D.” Diepholz	President and Chairman of the Board	March 8, 2011
K.W. (“K.D.”) Diepholz

/s/ K.W. (“K.D.”) Diepholz	Chief Executive Officer	March 8, 2011
K.W. (“K.D.”) Diepholz

/s/ Charles Smith	Chief Financial Officer	March 8, 2011
Charles Smith

/s/ Charles Smith	Chief Accounting Officer	March 8, 2011
Charles Smith

EXHIBIT 31.1

CHIEF EXECUTIVE OFFICER CERTIFICATION

I, K.W. Diepholz, certify that:

1. I have reviewed this report on Form 10-K of DynaResource, Inc.

2. Based on my knowledge, this  report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this amended  report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4. The registrant’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15 (e) and 15d-15(e) and internal controls over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the registrant and have:

a)
Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the  period in which this report is being prepared;

b)
Designed such internal controls over financial reporting, or caused such internal controls over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c)
Evaluated the effectiveness of the registrant’s disclosure controls and procedures  and presented in this report our conclusion about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation;

d)
Disclosed in this report any change to the registrant's internal controls over financial reporting that occurred during the registrant's most recent fiscal quarter (the registrant's fourth fiscal quarter in the case of an  report) that has materially affected, or is reasonably  likely to materially affect, the registrant's internal controls over financial reporting; and

5. The registrant’s other certifying officer and I have disclosed, based on our most recent evaluation of internal controls over financial reporting, to the registrant’s auditors and the audit committee of registrant’s board of directors (or persons performing the equivalent functions):

a)
all significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize and report financial information; and

b)	any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal controls over financial reporting.

Date: March 8, 2011

/s/ K.W. Diepholz

K.W. Diepholz
President and Chief Executive Officer

EXHIBIT 31.2

CHIEF FINANCIAL OFFICER CERTIFICATION

I, Charles Smith, certify that:

1. I have reviewed this report on Form 10-K of DynaResource, Inc.

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this amended report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4. The registrant’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15 (e) and 15d-15(e) and internal controls over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the registrant and have:

a)
Designed such disclosure controls and procedures, or caused such disclosure  controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the  period in which this report is being prepared;

b)
Designed such internal controls over financial reporting, or caused such internal controls over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c)
Evaluated the effectiveness of the registrant’s disclosure controls and procedures  and presented in this report our conclusion about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation;

d)
Disclosed in this report any change to the registrant's internal controls over financial reporting that occurred during the registrant's most recent fiscal quarter (the registrant's fourth fiscal quarter in the case of an report) that has materially affected, or is reasonably  likely to materially affect, the registrant's internal controls over financial reporting; and

5. The registrant’s other certifying officer and I have disclosed, based on our most recent evaluation of internal controls over financial reporting, to the registrant’s auditors and the audit committee of registrant’s board of directors (or persons performing the equivalent functions):

a)
all significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize and report financial information; and

b)	any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal controls over financial reporting.

Date: March 8, 2011

/s/ Charles Smith

Charles Smith
Chief Financial Officer

EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Report of DynaResource, Inc. on Form 10-K for the year ended December 31, 2010 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, in the capacities and on the dates indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

 /s/ K.W. Diepholz
K.W. Diepholz
Member of the Board of Directors
Dated: March 8, 2011

/s/ K.W. Diepholz
K.W. Diepholz
Chief Executive Officer
Dated: March 8, 2011

/s/ Charles Smith
Charles Smith
Chief Financial Officer
Dated: March 8, 2011

/s/ Charles Smith
Charles Smith
Principal Accounting Officer
Dated: March 8, 2011

This certification accompanies the Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.